UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07755

Nuveen Multistate Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

February 28, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen California High Yield Municipal Bond Fund	NCHAX	—	NCHCX	NCHRX
Nuveen California Municipal Bond Fund	NCAAX	NCBBX	NCACX	NCSPX
Nuveen California Insured Municipal Bond Fund	NCAIX	NCABX	NCAKX	NCIBX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp – the parent of FAF Advisors – received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine on whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

April 26, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s, or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Portfolio managers John Miller and Scott Romans examine economic and municipal market conditions at both the national and state levels, key investment strategies and the Funds’ performance during the twelve months ending February 28, 2011. John Miller, who has 18 years of investment experience, has managed the Nuveen California High Yield Municipal Bond Fund since its inception in 2006, while Scott Romans, who has 11 years of investment experience, has managed the Nuveen California Municipal Bond Fund since 2003 and the Nuveen California Insured Municipal Bond Fund since 2005.

What factors affected the U.S. economy, the national municipal bond market and the California municipal bond market during the twelve-month reporting period ending February 28, 2011?

During this period, the U.S. economy demonstrated some signs of improvement, supported by the efforts of both the Federal Reserve (Fed) and the federal government. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its March 2011 meeting (after the end of this reporting period), the central bank renewed its commitment to keeping the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also left unchanged its second round of quantitative easing, which calls for purchasing $600 billion in U.S. Treasury bonds by June 30, 2011. The goal of this plan is to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 and aimed at providing job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits and other federal social welfare programs.

In the fourth quarter of 2010, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 3.1%, marking the first time the economy put together six consecutive quarters of positive growth since 2006-2007. In February 2011, national unemployment dropped below 9% for the first time in 21 months, standing at 8.9%, down from 9.7% a year earlier. At the same time, inflation posted its largest gain since April 2009, as the Consumer Price Index (CPI) rose 2.1% year-over-year as of February 2011, driven mainly by increased prices for energy, particularly fuel oil and gasoline and food. The core CPI (which excludes food and energy) increased 1.1% over this period. The housing market continued to be the weak spot in the economy. For the twelve months ended January 2011 (most recent data available at the time this report was produced), the average home price in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas lost 3.1%, with 11 of the 20 metropolitan areas hitting their lowest levels since housing prices peaked in 2006.

Nuveen Investments	5

Municipal bond prices generally rose during the first eight months of this period, as the combination of strong demand and tight supply of new tax-exempt issuance created favorable market conditions. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt under the Build America Bond (BAB) program, which was created as part of the American Recovery and Reinvestment Act of February 2009 and which expired December 31, 2010. Build America Bonds offered municipal issuers a federal subsidy equal to 35% of a bond’s interest payments, providing issuers with an alternative to traditional tax-exempt debt that often was lower in cost. For the period March 1, 2010, through December 31, 2010, taxable Build America Bonds issuance totaled $117.3 billion, accounting for 24% of new bonds issued in the municipal market. In mid-November 2010, after rallying strongly over most of the period, the municipal market suffered a reversal, due largely to investor concerns about inflation, the federal deficit, and the impact on demand for U.S. Treasuries. Adding to this situation was the popular media’s coverage of the strained finances of many state and local governments, which failed to differentiate between gaps in operating budgets and those entities’ ability to pay their municipal debt. As a result, money began to flow out of high-yield funds, yields rose and valuations fell. Toward the end of this period, we saw the environment in the municipal market improve, as crossover buyers — including hedge funds and life insurance companies — were attracted by municipal bond prices and tax-exempt yields, resulting in decreased outflows, declining yields and rising valuations.

Over the twelve months ended February 28, 2011, municipal bond issuance nationwide — both tax-exempt and taxable — totaled $423.4 billion. Demand for municipal bonds was exceptionally strong during the majority of this period, especially from individual investors. In recent months, crossover buyers have provided support for the market.

California’s economy is the largest in the United States and the eighth largest in the world on a stand-alone basis, according to the International Monetary Fund. The state continued to be burdened by serious budget problems, with persistent deficits and high spending outweighing its ability to generate revenues. That said, the state’s revenue picture has begun to improve modestly. As of October 2010, California’s General Fund revenues were above estimated levels by close to 1%, with the improvement driven by three main sources — higher corporate-tax, personal-income-tax and sales-tax collections. In October 2010 alone, tax receipts surpassed budget estimates by almost 5%. Toward year-end, after a long political stalemate, the state’s government finally enacted a $125 billion budget for the 2011 fiscal year, closing a gap of more than $19 billion. This budget includes no new taxes, a variety of spending reductions, and the use of various one-time receipts, loans, and other solutions to rectify the budget shortfall. The state’s unemployment rate was 12.2% in February 2011 — second-highest in the nation and well above the national average of 8.9% for the same month. At the end of the reporting period, California maintained credit ratings of A1, A- and A- from rating agencies Moody’s Investor Services, Standard & Poor’s (S&P) and Fitch, respectively. The supply of new tax-exempt bond issuance in California totaled more than $58 billion during the twelve-month period ending February 28, 2010, a 21% year-over-year drop, compared to roughly flat issuance levels nationwide during the same time frame.

6	Nuveen Investments

How did the Funds perform?

The tables in the Fund Performance section of this report provide total return performance information for the one-, five- and ten-year periods ending February 28, 2011. Each Fund’s Class A Share total returns are compared with the performance of the California specific and national Standard & Poor’s (S&P) indexes and the corresponding Lipper peer fund average. All three Funds underperformed both S&P indexes, while the Nuveen California High Yield Municipal Bond Fund and the Nuveen California Insured Municipal Bond Fund also lagged their respective Lipper peer fund averages. The Nuveen California Municipal Bond Fund outpaced the Lipper California Municipal Debt Funds Average.

Nuveen California High Yield Municipal Bond Fund

The Fund’s Class A Shares at net asset value (NAV) lagged the national high yield municipal bond market. The Fund did relatively well during the market’s upswing in the first eight months of the reporting period. Performance suffered, however, from the challenging environment for high yield tax-exempt bonds during the last four months of the reporting period. We believe the difficult conditions resulted from an unfavorable balance between the supply and demand of bonds. Weak investor sentiment stemming from negative news about state and local issuers of tax-exempt debt also played a prominent role — though we ultimately believe this news will prove to have been overstated.

A longer-than-average duration was the primary factor hampering performance. The Fund’s relatively longer duration meant it was more sensitive to changes in interest rates, and this caused the portfolio to struggle when long-term rates rose toward period end. In addition, as investors became more risk-averse in the period’s final months, the market saw a significant sell-off and the substantial underperformance of tax-exempt securities, especially lower-rated bonds — a category to which the Fund has significant exposure.

On the positive side, we did experience favorable results from a number of individual positions. For the most part, the Fund’s best-performing holdings were securities that did not necessarily see significant price appreciation, but managed to retain their value during the market’s sell-off. For example, we benefited from a position in California appropriation bonds for the state’s public works program. We owned bonds paying a 5.75% coupon rate and maturing in 2030. Because these securities offered a better-than-average yield for their quality, were relatively liquid and provided long-intermediate maturities, they were able to hold their value well, particularly as the state continued to see a recovery in its financial position.

Certain California redevelopment district bonds actually saw price appreciation amidst the difficult conditions. These included special taxing district bonds for the City of Fiddyment Ranch and Azusa redevelopment district bonds. Both of these issues were for community development districts that continued to stabilize their financial positions and, having survived the downturn in the real estate market, appeared to have improving prospects going forward.

We also had good results in the health care sector on a selective basis. This sector didn’t perform well overall because of heavy issuance — which served to depress prices — and

Nuveen Investments	7

perceived unfavorable legislation affecting the industry. However, the Fund’s position in Loma Linda University Medical Center revenue bonds managed to retain its price, and the bonds’ yield in excess of 8.25% enabled them to provide a solid total return in a difficult municipal market. Another modest contributor to positive comparative performance was the Fund’s limited allocation to tobacco securitization bonds compared with the national high yield market. These issues did not perform well, and having less exposure to them helped relative performance.

Nuveen California Municipal Bond Fund

The Fund’s Class A Shares at net asset value (NAV) lagged the S&P California Municipal Bond Index during the period ending February 28, 2011, with sector allocation being the primary detractor from comparative results.

In particular, we were underweighted in California general obligation (GO) bonds, which performed extremely well compared with the overall California tax-exempt market, outperforming by almost 370 basis points (3.70%). These types of securities had struggled in previous years, but toward the end of 2010 they benefited from a variety of factors — for example, they offered higher interest rates and provided good liquidity to investors during a time of anxiety about the municipal market performance. GO bonds make up almost one quarter of the California municipal market and while we had sizeable exposure to this strong-performing sector, we did not match the level of investment as found in the benchmark.

Several other factors also influenced results. For example, the portfolio maintained a slight overweighting in local GO bonds — mostly involving primary and secondary school districts and community college districts. Unlike state-level GO bonds, local GOs generally underperformed the market, and being overweighted hampered comparative performance. Another disappointment was our investment in “other revenue” bonds, a broad category that includes redevelopment district securities. As part of a budget package, Governor Jerry Brown proposed eliminating redevelopment districts in the state, which caused spreads on these issues to widen significantly. As such, the Fund’s overweighting in this sector hurt results.

On the positive side, an overweighting in corporate-backed municipal bonds was helpful. The reasons for the outperformance were primarily technical — investors noted a mismatch between the valuations of tax-exempt bonds backed by corporate issuers and similar corporate-backed securities in the taxable market, so they took advantage of an opportunity to capture better values on the tax-exempt side.

Credit-quality and duration positioning were modestly negative factors for performance. An overweighting in BBB bonds relative to the S&P California Municipal Bond Index ultimately hurt returns when prices fell sharply on these lower investment-grade rated issues. However, the Fund benefited from its exposure to non-rated bonds, many of which offered higher underlying credit quality and did not experience the same degree of selling pressure as BBB-rated issues. Meanwhile, the Fund’s duration was slightly longer than its benchmark, which hampered performance when long-term interest rates rose late in the period.

8	Nuveen Investments

Nuveen California Insured Municipal Bond Fund

The Fund’s Class A Shares at net asset value (NAV) lagged the S&P Insured National Municipal Bond Index during the twelve-month reporting period. Much of the Fund’s underperformance can be attributed to sector positioning, with our holdings in tax-supported bonds especially hampering comparative results. Specifically, we owned a smaller relative weighting in outperforming California GO debt. However, the Fund saw a positive impact from dedicated sales tax bonds, which partially offset the GO-related underperformance. Also on a sector basis, the Fund’s overweighting in “other revenue” bonds, consisting largely of redevelopment district bonds, was unfavorable in relative terms because of the underperformance of these securities.

On balance, the Fund’s credit-quality allocation hampered performance to a modest degree. Although the portfolio consists predominantly of insured bonds, it does also include an allocation to bonds with lower investment-grade credit ratings. As such, the Fund’s overweighting in BBB-rated debt held back results, as risk-averse investors looked increasingly toward higher-quality opportunities in a challenging market. However, the Fund’s overweighting in A-rated bonds, which did well during the period, counterbalanced some of the negative effect of the BBB-rated securities.

The Fund benefited slightly from its yield curve positioning. We had a particular concentration in bonds with about four to ten years of duration. As this was the best-performing segment of the yield curve, this positioning compensated for the portfolio’s relatively longer duration overall.

What strategies were used to manage the Funds during the twelve-month period?

Nuveen California High Yield Municipal Bond Fund

Investors engaged in significant selling of high yield tax-exempt bonds during the market’s late-2010 and early-2011 downturn. Fortunately, this Fund did not experience significant outflows. As a result, we were active buyers during a time of tremendous market volatility and negative performance — two trends we believed were shaped by unjustified investor pessimism and would likely prove temporary. Against this backdrop, we identified multiple securities we thought were priced too low relative to their long-term value, and continued to follow our usual bottom-up bond selection strategy. In other words, we chose investments one at a time based on diligent credit research and risk-adjusted reward potential.

For instance, we found what we believed was very good value among redevelopment district bonds. Redevelopment bonds have recently come under a fair amount of scrutiny. The state’s new governor, Jerry Brown, has proposed that these districts be abolished because of their adverse effect on the state’s budget. In response, many issuers rushed to market with new bonds, leading to a substantial increase in supply that pushed down prices — even on securities we believed were sound and offered excellent investment potential. As one example, we added March Air Force Base redevelopment district bonds, which were rated BBB+ by S&P and offered a generous yield.

Nuveen Investments	9

In other sectors, the market’s recent turmoil provided an opportunity to take advantage of unusually low prices for securities our analysts have long followed. For example, we established a new position in California Drew School bonds. We believed these private-school bonds were financially solid and also selling at a fairly significant discount to our assessment of their fair value.

At the same time, given the market’s tremendous volatility, we felt it was prudent to increase the portfolio’s allocation to relatively liquid bonds. We believed this would better enable us to sell positions quickly in case of further market disruptions. We bought some higher-quality issues, and we also invested in relatively widely known bonds, which tend to be more marketable to a wide range of buyers.

During the period, we also entered into forward interest rate swap transactions to broadly reduce the sensitivity of the Fund to movements in the U.S. interest rates.

Nuveen California Municipal Bond Fund

Because the timing of municipal bond issuance was very uneven, our purchases for the portfolio were primarily opportunistic in nature. Given the state of the municipal bond market during the period, it wasn’t possible to accomplish broad structural goals such as shifting the portfolio’s duration, sector or credit-quality characteristics to desired levels. In fact, the majority of our trading activity took place in the past few months, when we found significant opportunities to add new bonds at what we believed were attractive prices.

Early on, we added to our position in California GO debt, thereby reducing the Fund’s substantial underweighting in this category. At the time, these bonds were offering generous credit spreads due to a glut of issuance by the state. As the period progressed and the supply was absorbed by the market, these bonds became more attractive to investors, causing the spreads to gradually tighten and helping the Fund’s results.

Another management theme was to invest in health care bonds of various credit quality. Because health care bond issuers were among the few to be ineligible to participate in the Build America Bond program, this sector enjoyed plentiful supply and relatively low prices. We invested in both GO and revenue bonds issued by individual health care providers and health care districts.

We also took advantage of selected opportunities among redevelopment district bonds, adding a handful of positions paying generous yields and offering good total return potential. As mentioned earlier, toward period end there were questions about whether redevelopment districts would continue to exist in California. As a result, many of these districts quickly issued bonds, creating significant supply that lowered prices in the sector.

Our selling activity was relatively limited, although in some cases we saw good opportunities to exchange the portfolio’s existing bonds with lower coupons and shorter call dates with newer issues paying higher interest rates and offering longer call dates. We felt bonds with larger coupons and better call protection would perform more favorably, regardless of the direction of the municipal bond market.

10	Nuveen Investments

Nuveen California Insured Municipal Bond Fund

Trading activity was quite limited in this Fund because of extremely low issuance of California insured municipal bonds, coupled with investment outflows during the period. As a result, we made only three new purchases for this portfolio. All three of these additions made use of the Fund’s ability to invest in uninsured securities. Two of the new bond issues were higher-rated credits, while the third was lower rated.

All three of the purchases took place within the health care sector and consisted of individual hospital or GO hospital district bonds. With these purchases, we sought to replace existing health care bonds with new ones offering better yields and improved call protection. To fund these purchases, we generally used the proceeds from called bonds, and to a lesser extent we sold certain high-quality, intermediate-maturity issues and very short dated pre-refunded debt.

Recent Changes to the Investment Policies of Nuveen Insured Funds

Effective as of the close of business on April 27, 2011, the Nuveen California Insured Municipal Bond Fund will close to new investors. Investors in the Fund as of that date may continue to invest in the Fund, including through the reinvestment of dividends and capital gains distributions.

In addition, effective May 31, 2011:

•

The Fund will no longer be required to invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. The Fund will continue to be subject to the requirement that it invest at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and California personal income tax.

•	The Fund’s name will be changed to Nuveen California Municipal Bond Fund 2.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. Market interest rate changes will cause the value of debt securities (and the value of shares of funds that invest in them) to fluctuate and may also impact income over time. Credit risk refers to an issuer’s ability to make interest and principal payments when due. High yield or lower rated bonds carry heightened credit risk and potential for default.

Dividend Information

During the reporting period, all share classes of the Nuveen California High Yield Municipal Bond Fund and Class A, Class B and Class C Shares of the Nuveen California Insured Municipal Bond Fund experienced a dividend increase in February 2011, while the Class I Shares of the Nuveen California Insured Municipal Bond Fund saw a dividend increase in August 2010 and again in February 2011. The Class B Shares of the Nuveen California Municipal Bond Fund experienced a dividend decrease in November 2010 and increase in February 2011, there were no other dividend changes to any of the Fund’s share classes during the twelve-month period ending February 28, 2011.

Nuveen Investments	11

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 28, 2011, all three Funds had positive UNII balances for both tax purposes and financial reporting purposes.

12	Nuveen Investments

Fund Performance (Unaudited)

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and benchmark return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

Nuveen California High Yield Municipal Bond Fund

Average Annual Total Returns as of February 28, 2011

	Average Annual
	1-Year	5-Year	10-Year	Since Inception*
Class A Shares at NAV	-0.56%	N/A	N/A	-0.69%
Class A Shares at Offer	-4.79%	N/A	N/A	-1.56%
Standard & Poor’s (S&P) California Municipal Bond Index**	2.08%	N/A	N/A	3.58%
Standard & Poor’s (S&P) High Yield Municipal Bond Index**	3.60%	N/A	N/A	1.68%
Lipper California Municipal Debt Funds Average**	0.17%	N/A	N/A	2.17%

Class C Shares	-1.07%	N/A	N/A	-1.24%
Class I Shares	-0.34%	N/A	N/A	-0.52%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011
	Average Annual
	1-Year	5-Year	Since Inception*
Class A Shares at NAV	-2.23%	-0.87%	-0.87%
Class A Shares at Offer	-6.39%	-1.72%	-1.71%
Class C Shares	-2.74%	-1.41%	-1.41%
Class I Shares	-2.14%	-0.70%	-0.69%

Class A Shares have a maximum 4.20% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Growth of an Assumed $10,000 Investment as of February 28, 2011 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Since inception returns are from 3/28/2006.
**	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	13

Fund Performance (Unaudited) (continued)

Nuveen California Municipal Bond Fund

Average Annual Total Returns as of February 28, 2011
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.05%	2.50%	3.72%
Class A Shares at Offer	-3.20%	1.61%	3.28%
Standard & Poor’s (S&P) California Municipal Bond Index*	2.08%	3.39%	4.57%
Standard & Poor’s (S&P) National Municipal Bond Index*	1.63%	3.74%	4.75%
Lipper California Municipal Debt Funds Average*	0.17%	2.12%	3.49%

Class B Shares w/o CDSC	0.19%	1.74%	3.11%
Class B Shares w/CDSC	-3.66%	1.57%	3.11%
Class C Shares	0.39%	1.93%	3.15%
Class I Shares	1.23%	2.70%	3.94%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.10%	2.51%	3.78%
Class A Shares at Offer	-4.11%	1.64%	3.33%
Class B Shares w/o CDSC	-0.65%	1.75%	3.16%
Class B Shares w/CDSC	-4.47%	1.58%	3.16%
Class C Shares	-0.45%	1.94%	3.21%
Class I Shares	0.39%	2.73%	3.99%

Class A Shares have a maximum 4.20% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Growth of an Assumed $10,000 Investment as of February 28, 2011 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in this Report for definitions.

14	Nuveen Investments

Nuveen California Insured Municipal Bond Fund

Average Annual Total Returns as of February 28, 2011
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	-0.96%	1.69%	3.28%
Class A Shares at Offer	-5.14%	0.81%	2.83%
Standard & Poor’s (S&P) California Municipal Bond Index*	2.08%	3.39%	4.57%
Standard & Poor’s (S&P) Insured National Municipal Bond Index*	1.24%	3.60%	4.75%
Lipper Single-States Insured Municipal Debt Funds Average*	0.26%	2.78%	3.61%

Class B Shares w/o CDSC	-1.77%	0.91%	2.66%
Class B Shares w/CDSC	-5.57%	0.74%	2.66%
Class C Shares	-1.60%	1.12%	2.71%
Class I Shares	-0.75%	1.91%	3.49%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	-2.10%	1.60%	3.07%
Class A Shares at Offer	-6.24%	0.73%	2.62%
Class B Shares w/o CDSC	-2.70%	0.85%	2.44%
Class B Shares w/CDSC	-6.46%	0.68%	2.44%
Class C Shares	-2.54%	1.06%	2.50%
Class I Shares	-1.79%	1.80%	3.27%

Class A Shares have a maximum 4.20% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Growth of an Assumed $10,000 Investment as of February 28, 2011 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	15

Yields (Unaudited) as of February 28, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the net asset value (NAV) per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

Nuveen California High Yield Municipal Bond Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares at NAV	6.77%	7.22%	—	11.06%
Class A Shares at Offer	6.48%	—	6.91%	10.58%
Class C Shares	6.28%	6.68%	—	10.23%
Class I Shares	7.02%	7.42%	—	11.36%

Nuveen California Municipal Bond Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares at NAV	4.76%	4.88%	—	7.47%
Class A Shares at Offer	4.56%	—	4.67%	7.15%
Class B Shares	4.00%	4.13%	—	6.32%
Class C Shares	4.20%	4.33%	—	6.63%
Class I Shares	4.95%	5.07%	—	7.76%

Nuveen California Insured Municipal Bond Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares at NAV	4.55%	4.71%	—	7.21%
Class A Shares at Offer	4.36%	—	4.51%	6.91%
Class B Shares	3.79%	3.97%	—	6.08%
Class C Shares	4.00%	4.18%	—	6.40%
Class I Shares	4.73%	4.91%	—	7.52%

1	The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.7%.

16	Nuveen Investments

Holding Summaries (Unaudited) as of February 28, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Nuveen California High Yield Municipal Bond Fund

Bond Credit Quality1

Nuveen California Municipal Bond Fund

Bond Credit Quality1

Nuveen California Insured Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/Limited	43.9%
Health Care	13.3%
Education and Civic Organizations	11.5%
Transportation	8.1%
Housing/Multifamily	4.3%
Long-Term Care	4.2%
Other	14.7%

Portfolio Composition[1]
Tax Obligation/Limited	27.6%
Health Care	22.0%
Tax Obligation/General	12.9%
U.S. Guaranteed	7.4%
Utilities	5.4%
Transportation	4.6%
Consumer Staples	4.4%
Water and Sewer	4.4%
Other	11.3%

Portfolio Composition[1]
Tax Obligation/Limited	27.2%
Tax Obligation/General	27.1%
Transportation	11.2%
Health Care	10.9%
Utilities	6.1%
Education and Civic Organizations	6.0%
Housing/Multifamily	5.8%
Other	5.7%

Insurers [2,3]
NPFG[4]	38.0%
AMBAC	25.9%
AGM	18.4%
FGIC	13.2%
SYNCORA GTY	4.5%

1	As a percentage of total investments (excluding investments in derivatives) as of February 28, 2011. Holdings are subject to change.

2	As a percentage of total Insured investments as of February 28, 2011. Holdings are subject to change.

3	During the fiscal year ended February 28, 2011, the Fund invested at least 80% of its net assets in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 90% of the Fund’s total investments are invested in Insured securities.

4	MBIA’s public finance subsidiary.

Nuveen Investments	17

Expense Ratios (Unaudited)

These expense ratios are those shown in the Fund’s most recent prospectus. The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but exclude interest expense on self-deposited inverse floaters held by the Fund, if any.

Nuveen California High Yield Municipal Bond Fund		Nuveen California Municipal Bond Fund
Share Class	Gross Expense Ratios	Share Class	Gross Expense Ratios
Class A	0.94%	Class A	0.85%
Class C	1.49%	Class B	1.60%
Class I	0.74%	Class C	1.40%
		Class I	0.65%
Nuveen California Insured Municipal Bond Fund
Share Class	Gross Expense Ratios
Class A	0.86%
Class B	1.61%
Class C	1.41%
Class I	0.66%

18	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen California High Yield Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (9/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/11)	$907.40	$905.00	$908.30	$1,020.28	$1,017.55	$1,021.27
Expenses Incurred During Period	$4.30	$6.90	$3.36	$4.56	$7.30	$3.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .91%, 1.46% and .71% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen California Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/11)	$951.90	$948.20	$949.10	$953.70	$1,020.83	$1,017.11	$1,018.10	$1,021.82
Expenses Incurred During Period	$3.87	$7.49	$6.52	$2.91	$4.01	$7.75	$6.76	$3.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .80%, 1.55%, 1.35% and .60% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	19

Expense Examples (Unaudited) (continued)

Nuveen California Insured Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/11)	$934.80	$930.60	$931.90	$936.00	$1,020.78	$1,017.06	$1,018.05	$1,021.77
Expenses Incurred During Period	$3.89	$7.47	$6.51	$2.93	$4.06	$7.80	$6.80	$3.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.56%, 1.36% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen California High Yield Municipal Bond Fund, Nuveen California Municipal Bond Fund and Nuveen California Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the “Funds”) at February 28, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois

April 27, 2011

Nuveen Investments	21

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 2.0%

$280	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	7/11 at 100.00	N/R	$278,888

1,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	B–	604,670

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R	653,050

500	Morongo Band of Mission Indians, California, Enterprise Revenue Bonds, Series 2008B, 6.500%, 3/01/28	3/18 at 100.00	N/R	468,070

345	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project Revenue Bonds, Series 2006B, 5.625%, 11/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	294,596
3,125	Total Consumer Discretionary			2,299,274
	Consumer Staples – 3.4%

1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47	6/17 at 100.00	N/R	593,280

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
1,750	5.000%, 6/01/33	6/17 at 100.00	Baa3	1,140,895
1,600	5.750%, 6/01/47	6/17 at 100.00	Baa3	1,068,416
1,000	5.125%, 6/01/47	6/17 at 100.00	Baa3	599,950

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A:
50	5.000%, 6/01/37	6/14 at 100.00	BBB	32,616
750	5.125%, 6/01/46	6/14 at 100.00	BBB	459,158
6,150	Total Consumer Staples			3,894,315
	Education and Civic Organizations – 11.2%

1,325	California Educational Facilities Authority, Revenue Bonds, California Lutheran University, Refunding Series 2008, 5.750%, 10/01/38	10/18 at 100.00	Baa1	1,238,319

1,065	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	Baa3	823,778

75	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	63,174

1,250	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 3144, 58.513%, 10/01/16 (IF)	No Opt. Call	AA+	1,163,850

100	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/36	11/15 at 100.00	A2	89,560

	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006:
1,165	5.000%, 1/01/30	1/15 at 100.00	BBB–	954,694
500	5.000%, 1/01/36	1/15 at 100.00	BBB–	388,290

1,000	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BBB–	751,120

1,335	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A, 7.000%, 10/01/39	No Opt. Call	N/R	1,213,301

2,000	California Municipal Finance Authority, Revenue Refunding Bonds, Biola University, Series 2008A, 5.875%, 10/01/34	4/18 at 100.00	Baa1	1,910,319

500	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2007A, 5.500%, 11/01/38	No Opt. Call	N/R	410,330

2,135	California Statewide Community Development Authority, Revenue Bonds, Drew School, Series 2007, 5.300%, 10/01/37	10/15 at 102.00	N/R	1,595,016

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$200	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006, 5.000%, 11/01/29	11/16 at 100.00	N/R	$154,666

400	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	278,540

100	California Statewide Community Development Authority, Revenue Bonds, Viewpoint School, Series 2004, 5.000%, 10/01/28 – ACA Insured	10/14 at 100.00	BBB	87,737

200	Hawaii State Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	157,434

600	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	8/11 at 100.00	N/R	448,128

100	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006, 6.375%, 6/01/36	6/16 at 100.00	N/R	78,164

65	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006, 6.000%, 6/01/36	6/16 at 100.00	BBB–	52,769

395	Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	303,909

1,060	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3	816,221
15,570	Total Education and Civic Organizations			12,979,319
	Health Care – 13.0%

50	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A	44,438

1,040	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15 (4)	5/11 at 100.00	N/R	831,688

1,625	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured (5)	7/20 at 100.00	AA+	1,485,429

2,000	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39	2/19 at 100.00	Baa2	1,698,540

1,000	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	Baa2	890,730

1,000	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	817,590

2,000	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	1,518,040

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
750	5.250%, 7/01/30	7/15 at 100.00	BBB	649,785
515	5.250%, 7/01/35	7/15 at 100.00	BBB	427,512
495	5.000%, 7/01/39	7/15 at 100.00	BBB	385,664

715	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.276%, 11/15/32 (IF)	5/18 at 100.00	AA–	347,376

	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102:
375	18.481%, 11/15/46 (IF)	11/16 at 100.00	AA–	163,054
1,285	18.486%, 11/15/48 (IF)	5/18 at 100.00	AA–	624,304

1,000	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.488%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA+	735,280

1,490	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,606,101

Nuveen Investments	23

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund (continued)

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,060	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 7.000%, 11/01/35	11/20 at 100.00	BBB–	$1,023,716

100	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36	12/16 at 100.00	N/R	58,960

2,000	Tulare Local Health Care District, California, Revenue Bonds, Series 2007, 5.200%, 11/01/32	11/17 at 100.00	N/R	1,693,640

60	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006, 6.000%, 5/01/31	5/16 at 103.00	N/R	48,277
18,560	Total Health Care			15,050,124
	Housing/Multifamily – 4.2%

1,400	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	1,298,136

400	California Municipal Finance Authority, Revenue Bonds, University Students Coop Association, Series 2007, 4.750%, 4/01/27	4/17 at 100.00	BBB–	333,564

1,000	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 5.625%, 6/01/33	6/17 at 102.00	N/R	829,320

375	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	7/11 at 100.00	N/R	329,550

120	Multifamily Housing Revenue Bond Pass-Through Certificates, California, Series 2001-17, Stanford Arms Seniors Apartments 01-P2, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	12/11 at 100.00	N/R	119,188

1,250	Richmond, California, Joint Powers Financing Agency Multifamily Housing Revenue Bonds, Westridge Hilltop Apartments, Series 2007, 5.000%, 12/15/33	12/12 at 100.00	Baa1	970,675

736	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	No Opt. Call	N/R	660,531

485	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37 (4)	7/17 at 100.00	N/R	306,651
5,766	Total Housing/Multifamily			4,847,615
	Housing/Single Family – 0.7%

500	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007E, 4.800%, 8/01/37 (Alternative Minimum Tax)	2/17 at 100.00	A	393,855

600	California Housing Finance Agency, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 8.151%, 2/01/24 (Alternative Minimum Tax) (IF)	2/16 at 100.00	A	403,158
1,100	Total Housing/Single Family			797,013
	Industrials – 0.6%

65	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)	1/16 at 102.00	BBB	65,298

1,000	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (6)	No Opt. Call	CCC+	223,560

250	California Statewide Communities Development Authority, Sewer and Solid Waste Disposal Facilities Revenue Bonds, Anheuser Busch Project, Series 2007, 4.800%, 9/01/46 (Alternative Minimum Tax)	3/12 at 100.00	BBB+	212,523

250	Kootenai County Industrial Development Corporation, Idaho, Industrial Development Revenue Bonds, Coer d’Alene Fiber Fuels, Inc., Series 2006, 6.750%, 12/01/26 (4), (6), (8)	12/16 at 100.00	N/R	57,500

100	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006A, 6.000%, 9/01/36 (4), (6)	9/16 at 100.00	N/R	19,000

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Industrials (continued)

$750	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (4), (6)	7/17 at 102.00	N/R	$136,875
2,415	Total Industrials			714,756
	Long-Term Care – 4.0%

1,040	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.500%, 11/01/39	11/19 at 100.00	Baa1	1,122,462

1,500	California Statewide Communities Development Authority, Revenue Bonds, Inland Regional Center Project, Series 2007, 5.375%, 12/01/37	12/17 at 100.00	Baa1	1,288,785

1,000	California Statewide Community Development Authority, Revenue Bonds, Hollenbeck Palms, Magnolia Assisted Living, Series 2007A, 4.600%, 2/01/37 – RAAI Insured (Alternative Minimum Tax)	2/17 at 100.00	N/R	713,770

1,000	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A, 5.125%, 7/01/37	7/17 at 100.00	N/R	610,660

50	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	41,271

1,000	San Diego County, California, Certificates of Participation, San Diego-Imperial Counties Developmental Services Foundation Project, Series 2002, 5.500%, 9/01/27	9/12 at 100.00	Baa1	920,540
5,590	Total Long-Term Care			4,697,488
	Tax Obligation/General – 2.8%

390	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	266,483

725	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39	No Opt. Call	B+	757,553

500	Guam, General Obligation Bonds, Series 2007A, 5.250%, 11/15/37	11/17 at 100.00	B+	420,600

250	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 4683, 16.722%, 8/01/37 – NPFG Insured (IF) (5)	8/17 at 100.00	A+	147,470

1,500	Tahoe Forest Hospital District, Placer and Nevada Counties, California, General Obligation Bonds, Tender Option Bond Trust 11863, 17.553%, 8/01/34 (IF)	8/18 at 100.00	Aa3	911,760

2,295	William S. Hart Union High School District, Los Angeles County, California, General Obligation Bonds, Election 2001 Series 2005B, 0.000%, 9/01/27 – AGM Insured	No Opt. Call	AA+	768,045
5,660	Total Tax Obligation/General			3,271,911
	Tax Obligation/Limited – 42.7%

1,000	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	No Opt. Call	N/R	712,020

745	Azusa, California, Special Tax Bonds, Community Facilities District 2005-1 Rosedale Improvement Area 1, Series 2007, 5.000%, 9/01/27	9/11 at 103.00	N/R	601,126

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8C, Series 2007E, 6.250%, 9/01/38	No Opt. Call	N/R	885,820

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8D & 17B, Series 2009B:
225	8.875%, 9/01/34	9/12 at 103.00	N/R	230,625
450	8.625%, 9/01/39	9/12 at 103.00	N/R	455,400

100	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A, 5.600%, 9/01/25	9/15 at 102.00	N/R	92,138

300	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2006B, 5.050%, 9/01/37	9/11 at 101.50	N/R	215,916

1,000	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/32 (4), (6)	8/17 at 102.00	N/R	590,920

Nuveen Investments	25

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund (continued)

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$620	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009I-1, 6.375%, 11/01/34	11/19 at 100.00	A2	$636,746

	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1:
2,000	5.750%, 3/01/30	3/20 at 100.00	A2	1,976,099
1,250	6.000%, 3/01/35	3/20 at 100.00	A2	1,249,200

1,000	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31	1/21 at 100.00	N/R	983,860

1,415	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30	1/20 at 100.00	N/R	1,392,275

250	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/14 at 102.00	N/R	243,983

800	Chino, California, Community Facilities District 2009-1, Watson Commerce Center, Special Tax Bonds, Series 2010, 6.750%, 9/01/40	9/20 at 100.00	N/R	745,160

500	Dinuba Financing Authority, California, Measure R Road Improvement Lease Revenue Bonds, Series 2007, 5.375%, 9/01/38	9/17 at 100.00	N/R	361,745

100	Eastern Municipal Water District, California, Community Facility District No 2005-38 Improvement Area A, Special Tax Bonds, Series 2006, 5.200%, 9/01/36	3/11 at 102.00	N/R	78,534

200	El Dorado County, California, Special Tax Bonds, Blackstone Community Facilities District 2005-1, Series 2005, 5.250%, 9/01/35	9/14 at 102.00	N/R	142,456

250	El Dorado County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	188,380

	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007:
80	5.000%, 9/01/18	9/17 at 100.00	N/R	69,465
10	5.000%, 9/01/20	9/17 at 100.00	N/R	8,127
50	5.125%, 9/01/22	No Opt. Call	N/R	38,717
1,000	5.200%, 9/01/27	9/15 at 102.00	N/R	701,740
1,225	5.250%, 9/01/37	9/15 at 102.00	N/R	765,735

500	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	443,325

500	Folsom Public Financing Authority, California, Subordinate Special Tax Revenue Bonds, Series 2007B, 5.200%, 9/01/32	9/17 at 100.00	N/R	411,735

1,000	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North Special Tax Bonds, Series 2006, 5.000%, 9/01/36	9/14 at 102.00	N/R	710,640

1,000	Hemet Unified School District Community Facilities District 2005-3, Riverside County, California, Special Tax Bonds, Series 2007, 5.750%, 9/01/39	9/11 at 101.50	N/R	778,950

200	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	9/13 at 100.00	N/R	156,476

	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
1,000	5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	BB	709,480
500	4.750%, 8/01/35 – AMBAC Insured	No Opt. Call	BB	292,490

295	Hesperia Unified School District, San Bernardino County, California, Community Facilities District 2006-5 Special Tax Bonds, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	N/R	224,893

340	Hesperia, California, Improvement Act of 1915, Assessment District, 91-1, Joshua West Main Street, Series 1992, 8.500%, 9/02/24	9/11 at 100.00	N/R	347,120

150	Indio, California, Special Tax Bonds, Community Facilities District 2006-1 Sonora Wells, Series 2006, 5.050%, 9/01/26	9/16 at 100.00	N/R	121,854

120	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A, 5.125%, 9/01/36	9/16 at 100.00	N/R	98,808

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,115	Jurupa Community Services District, California, Community Facilities District 25 Earstvale Area Special Tax Bonds, Series 2008A, 8.375%, 9/01/28	9/18 at 100.00	N/R	$1,149,955

500	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 34 Eastvale Area , Series 2010A, 6.500%, 9/01/40	3/11 at 103.00	N/R	471,340

500	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 38 Eastvale Improvement Area 2, Series 2010A, 6.375%, 9/01/40	9/11 at 103.00	N/R	457,170

750	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area C, Series 2010A, 6.250%, 9/01/40	9/12 at 103.00	N/R	653,505

1,000	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Villages at Wasson Canyon, Series 2009B, 6.875%, 9/01/38	9/13 at 100.00	N/R	960,150

1,000	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-2 Improvement Area A, Series 2005A, 5.450%, 9/01/36	9/12 at 102.00	N/R	810,400

335	Lancaster Redevelopment Agency, California, Combined Project Areas Housing Programs, Tax Allocation Bonds, Series 2009, 6.875%, 8/01/39	8/19 at 100.00	BBB+	344,886

1,000	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Series 2011A, 7.500%, 8/01/41	8/21 at 100.00	BBB+	984,620

130	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006, 5.300%, 9/01/36	9/11 at 103.00	N/R	78,126

65	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	52,751

1,000	Moreno Valley, California, Community Facilities District 5, Special Tax Bonds, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	N/R	684,090

125	Murrieta Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-4, Series 2006B, 5.450%, 9/01/38	9/16 at 100.00	N/R	92,105

1,000	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.100%, 9/01/26	9/12 at 100.00	N/R	837,770

1,000	Palm Desert, California, Community Facilities District 2005-1, University Park Special Tax Bonds, Series 2005, 5.500%, 9/01/36	9/16 at 100.00	N/R	730,590

1,600	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.500%, 4/01/35	No Opt. Call	BB	1,494,016

1,000	Palm Drive Health Care District, Sonoma County, California, Parcel Tax Revenue Bonds, Series 2005, 5.250%, 4/01/30	4/13 at 102.00	BB	708,760

620	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.100%, 9/01/21	9/15 at 101.00	N/R	552,036

1,100	Perris Public Finance Authority, California, Local Agency Revenue Bonds, Perris Vally Vistas IA3, Series 2008B, 6.625%, 9/01/38	9/16 at 100.00	N/R	1,005,180

495	Perris Public Financing Authority, California, Local Agency Revenue Bonds, Series 2007D, 5.800%, 9/01/38	9/14 at 100.00	N/R	409,449

575	Perris, California, Community Facilities District 2001-1 Improvement Area 5-A Special Tax Bonds, Series 2006, 5.000%, 9/01/37	9/11 at 101.50	N/R	418,284

1,000	Rancho Cardova, California, Special Tax Bonds, Sunridge Park Area Community Facilities District 2004-1, Series, 6.125%, 9/01/37	9/17 at 100.00	N/R	872,520

2,000	Riverside County Community Facilities District 05-8 Scott Road, California, Special Tax Bonds, Series 2008, 7.250%, 9/01/38	9/17 at 100.00	N/R	1,846,580

500	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment Project Area Tax Allocation Bonds, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	A–	478,805

125	Riverside Unified School District, California, Community Facilities District 24 Special Tax Bonds, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	96,693

1,000	Riverside, California, Improvement Bond Act of 1915, Special Assessment Bonds, Hunter Park Assessment District, Series 2006, 5.200%, 9/02/36	9/16 at 101.00	N/R	737,510

Nuveen Investments	27

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund (continued)

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,000	Roseville Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2007B, 5.000%, 9/01/33	9/17 at 100.00	N/R	$767,570

	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Westpark, Series 2005:
425	5.250%, 9/01/25	9/15 at 100.00	N/R	369,801
1,700	5.200%, 9/01/36	9/15 at 100.00	N/R	1,325,099

125	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Series 2006, 5.250%, 9/01/37	9/16 at 100.00	N/R	97,553

1,800	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2006, 5.125%, 9/01/26	9/16 at 100.00	N/R	1,527,588

1,500	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	1,202,325

461	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A, 6.000%, 3/27/26	6/11 at 100.00	N/R	364,010

1,710	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 - NPFG Insured	No Opt. Call	Baa1	1,539,308

1,000	San Diego Redevelopment Agency, California, Crossroads Redevelopment Project Tax Allocation Bonds, 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB+	831,940

100	San Jacinto Unified School District, Riverside County, California, Community Facilities District 2006-1 Special Tax Bonds, Infrastructure Projects, Series 2006, 5.200%, 9/01/36	9/16 at 100.00	N/R	78,534

2,500	Stockton, California, Special Tax Bonds, Arch Road Community Facilities District 99-02, Refunding Series 2007, 5.875%, 9/01/37	9/17 at 102.00	N/R	2,057,348

530	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.250%, 9/01/29	3/21 at 100.00	BBB+	534,865

500	Val Verde Unified School District Financing Authority, California, Special Tax Revenue, Junior Lien Refunding Series 2003, 6.250%, 10/01/28	10/13 at 102.00	N/R	462,835

500	Victor Elementary School District, Los Angeles County, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2007A, 5.500%, 9/01/37	9/15 at 102.00	N/R	370,635

595	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009B, 10.000%, 9/01/32	9/14 at 105.00	N/R	637,953

1,000	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 1999F, 6.100%, 9/01/29	9/11 at 100.00	N/R	922,960

1,000	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AA+	899,140

	Westside Union School District, California, Community Facilities District 2005-3 Special Tax Bonds, Series 2006:
700	5.000%, 9/01/26	9/14 at 102.00	N/R	579,803
295	5.000%, 9/01/36	9/14 at 102.00	N/R	220,244

290	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/27	1/17 at 102.00	N/R	163,563

135	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005, 5.125%, 9/01/35	3/15 at 100.00	N/R	89,676
58,576	Total Tax Obligation/Limited			49,631,999
	Transportation – 7.8%

500	Bay Area Governments Association, California, BART SFO Extension, Airport Premium Fare Revenue Bonds, Series 2002A, 5.000%, 8/01/32 – AMBAC Insured	8/12 at 100.00	N/R	400,645

1,125	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 17.325%, 4/01/17 (IF)	No Opt. Call	AA	1,031,569

8,275	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 1999, 0.000%, 1/15/30	4/11 at 33.12	BBB–	1,863,115

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

$1,125	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B, 17.832%, 5/15/40 (IF)	5/20 at 100.00	AA	$849,015

	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006:
35	5.450%, 7/01/20 (Alternative Minimum Tax)	7/14 at 102.00	N/R	31,245
45	5.550%, 7/01/28 (Alternative Minimum Tax)	7/14 at 102.00	N/R	37,978

	Palm Springs, California, Airport Passenger Facility Charge Subordinate Refunding Revenue Bonds, Palm Springs International Airport, Series 2008:
250	6.400%, 7/01/23 (Alternative Minimum Tax)	7/14 at 102.00	N/R	227,053
265	6.500%, 7/01/27 (Alternative Minimum Tax)	7/14 at 102.00	N/R	237,832

140	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Revenue Bonds, American Airlines Inc., Series 1985A, 6.450%, 12/01/25	4/11 at 100.00	CCC+	120,942

35	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1993A, 6.300%, 6/01/23 (Alternative Minimum Tax)	6/11 at 100.00	CCC+	29,697

2,320	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/11 at 100.00	CCC+	1,914,045

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
2,000	0.000%, 1/15/25 – NPFG Insured	No Opt. Call	Baa1	599,580
6,500	0.000%, 1/15/26 – NPFG Insured	No Opt. Call	Baa1	1,773,915
22,615	Total Transportation			9,116,631
	U.S. Guaranteed – 0.0% (7)

10	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	10,872
	Utilities – 3.9%

	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
25	5.500%, 11/15/30	No Opt. Call	A	23,291
1,000	5.500%, 11/15/37	No Opt. Call	A	901,170

7,890	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric Series 2008B, 0.000%, 9/01/33	9/16 at 32.62	A	1,574,528

1,400	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.500%, 11/01/39	No Opt. Call	A	1,455,818

600	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	623,922
10,915	Total Utilities			4,578,729
	Water and Sewer – 1.1%

500	Dinuba Financing Authority, California, Wastewater System Revenue Bonds, Series 2007, 5.375%, 9/01/38	9/17 at 100.00	N/R	361,745

1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.500%, 7/01/30	No Opt. Call	Ba2	903,940
1,500	Total Water and Sewer			1,265,685
$157,552	Total Investments (cost $126,610,930) – 97.4%			113,155,731
	Other Assets Less Liabilities – 2.6% (9)			3,060,847
	Net Assets – 100%			$116,216,578

Nuveen Investments	29

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund (continued)

February 28, 2011

Investments in Derivatives

Forward Swaps outstanding at February 28, 2011:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (10)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$1,000,000	Receive	3-Month USD-LIBOR	4.720%	Semi-Annually	5/25/11	5/25/40	$ (67,634)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.

(6)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(9)	Other Assets Less Liabilities includes Value and/or Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

(10)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

(IF)	Inverse floating rate investment.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

30	Nuveen Investments

Portfolio of Investments

Nuveen California Municipal Bond Fund

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 4.3%

$3,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	6/12 at 100.00	Baa3	$3,183,110

445	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BBB	409,222

3,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	Baa3	2,337,160

12,135	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	Baa3	6,953,961
19,580	Total Consumer Staples			12,883,453
	Education and Civic Organizations – 3.8%

105	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/21	11/15 at 100.00	A2	108,954

2,960	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006, 5.000%, 1/01/36	1/15 at 100.00	BBB–	2,298,677

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
1,000	6.750%, 10/01/28	No Opt. Call	N/R	929,590
1,500	7.000%, 10/01/39	No Opt. Call	N/R	1,363,260

1,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.125%, 6/01/30	6/20 at 100.00	Baa2	1,469,130

1,000	California State Public Works Board, Lease Revenue Bonds, University of California Department of Education Riverside Campus Project, Series 2009B, 5.750%, 4/01/23	4/19 at 100.00	A2	1,043,280

1,000	California State Public Works Board, Lease Revenue Bonds, University of California, Institute Projects, Series 2005C, 5.000%, 4/01/30 – AMBAC Insured	4/15 at 100.00	Aa2	981,860

1,500	California Statewide Community Development Authority, Certificates of Participation, San Diego Space and Science Foundation, Series 1996, 7.500%, 12/01/26	6/11 at 101.00	N/R	1,419,255

2,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3	1,540,040
12,565	Total Education and Civic Organizations			11,154,046
	Health Care – 21.5%

2,250	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15 (4)	5/11 at 100.00	N/R	1,799,325

5,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Catholic Healthcare West, Series 1994-5, 5.000%, 7/01/14 – NPFG Insured	5/11 at 100.00	A2	5,010,200

3,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009F, 5.625%, 7/01/25	7/19 at 100.00	A	3,062,790

1,000	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 6.500%, 11/01/38	11/19 at 100.00	A	1,020,460

1,360	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	1,147,119

2,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	1,994,320

2,000	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39	2/19 at 100.00	Baa2	1,698,540

1,000	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	878,250

Nuveen Investments	31

Portfolio of Investments

Nuveen California Municipal Bond Fund (continued)

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A:
$2,100	4.800%, 7/15/17	No Opt. Call	N/R	$2,079,441
1,000	5.000%, 7/15/22	7/17 at 100.00	N/R	902,990

7,740	California Statewide Community Development Authority, Health Facility Revenue Refunding Bonds, Memorial Health Services, Series 2003A, 6.000%, 10/01/23	4/13 at 100.00	AA–	8,019,026

5,540	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA+	5,423,494

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,000	5.250%, 7/01/30	7/15 at 100.00	BBB	866,380
2,000	5.000%, 7/01/39	7/15 at 100.00	BBB	1,558,240

3,670	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22	7/15 at 100.00	BBB	3,454,351

1,615	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	1,462,819

3,000	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007B, 0.974%, 4/01/36	4/17 at 100.00	A+	1,702,680

2,250	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	2,446,965

4,540	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	4,274,455

2,065	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	2,225,905

1,580	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 7.000%, 11/01/35	11/20 at 100.00	BBB–	1,525,917

3,625	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	3,223,350

4,500	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	4,293,225

1,000	Sierra View Local Health Care District, California, Revenue Bonds, Series 2007, 5.250%, 7/01/37	9/17 at 100.00	N/R	875,030

3,000	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A	2,976,210
67,835	Total Health Care			63,921,482
	Housing/Multifamily – 1.0%

1,300	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB–	1,184,586

1,880	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28	7/11 at 100.00	N/R	1,688,691
3,180	Total Housing/Multifamily			2,873,277
	Housing/Single Family – 0.9%

215	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A	218,391

3,000	California State Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007, 5.000%, 12/01/42 (Alternative Minimum Tax)	12/16 at 100.00	AA	2,451,240
3,215	Total Housing/Single Family			2,669,631
	Industrials – 1.2%

610	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB	616,448

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Industrials (continued)

$3,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)	1/16 at 102.00	BBB	$3,013,770
3,610	Total Industrials			3,630,218
	Long-Term Care – 4.1%

	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Revenue Bonds, Elder Care Alliance of Union City, Series 2004:
1,850	5.400%, 8/15/24	8/14 at 100.00	A–	1,803,362
2,130	5.600%, 8/15/34	8/14 at 100.00	A–	1,963,136

3,000	ABAG Finance Authority for Non-Profit Corporations, California, Health Facility Revenue Bonds, The Insitute on Aging, Series 2008A, 5.650%, 8/15/38	8/18 at 100.00	A–	2,743,080

1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29	11/19 at 100.00	Baa1	1,067,400

2,000	California Municipal Finance Authority, Senior Living Revenue Bonds, Pilgrim Place at Claremont, Series 2009A, 6.125%, 5/15/39	5/19 at 100.00	A–	1,973,340

2,750	San Diego County, California, Certificates of Participation, San Diego-Imperial Counties Developmental Services Foundation Project, Series 2002, 5.500%, 9/01/27	9/12 at 100.00	Baa1	2,531,485
12,730	Total Long-Term Care			12,081,803
	Tax Obligation/General – 12.6%

1,425	Bassett Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2006B, 5.250%, 8/01/30 – FGIC Insured	8/16 at 100.00	A–	1,429,603

	California State, General Obligation Bonds, Various Purpose Series 2009:
5,000	5.500%, 11/01/34	11/19 at 100.00	A1	5,014,950
4,060	6.000%, 11/01/39	11/19 at 100.00	A1	4,199,623

10,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	A1	9,935,398

	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 2004A:
1,000	5.500%, 7/01/22 – FGIC Insured	7/14 at 100.00	A	1,116,520
1,500	5.500%, 7/01/24 – FGIC Insured	7/14 at 100.00	A	1,674,780

2,435	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, 2008 Election Series 2010B, 5.000%, 8/01/25 – AGC Insured	8/19 at 100.00	AA+	2,449,707

2,000	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2003A, 5.000%, 9/01/26 – FGIC Insured	9/13 at 100.00	Aa2	2,003,720

1,685	Peralta Community College District, Alameda County, California, General Obligation Bonds, Refunding Series 2010, 5.250%, 8/01/26	8/20 at 100.00	AA-	1,756,158

275	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	276,452

1,355	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/25 – NPFG Insured	9/15 at 100.00	Aa1	1,374,526

5,500	Tahoe Forest Hospital District, Placer and Nevada Counties, California, General Obligation Bonds, Series 2010B, 5.500%, 8/01/35	8/18 at 100.00	Aa3	5,519,690

3,500	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	766,430
39,735	Total Tax Obligation/General			37,517,557
	Tax Obligation/Limited – 27.0%

3,000	Alameda County Redevelopment Agency, California, Eden Area Redevelopment Project, Tax Allocation Bonds, Series 2006A, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	A2	2,349,270

Nuveen Investments	33

Portfolio of Investments

Nuveen California Municipal Bond Fund (continued)

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Brea Public Finance Authority, California, Revenue Bonds, Series 2008A:
$2,105	7.000%, 9/01/23	9/16 at 102.00	BBB+	$2,150,468
2,000	7.125%, 9/01/26	9/16 at 102.00	BBB+	2,015,540

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	987,790

2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009I-1, 6.375%, 11/01/34	11/19 at 100.00	A2	2,054,020

3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35	3/20 at 100.00	A2	2,998,080

350	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	321,500

2,075	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BBB–	1,546,290

1,445	Irvine, California, Unified School District, Community Facilities District 06-1 Special Tax Bonds, Series 2010, 6.700%, 9/01/35	9/20 at 100.00	N/R	1,471,400

	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
170	5.000%, 9/01/26	9/16 at 100.00	N/R	150,015
395	5.125%, 9/01/36	9/16 at 100.00	N/R	325,243

	Jurupa Community Services District, California, Community Facilities District 25 Earstvale Area Special Tax Bonds, Series 2008A:
1,000	8.375%, 9/01/28	9/18 at 100.00	N/R	1,031,350
3,205	8.875%, 9/01/38	9/18 at 100.00	N/R	3,335,379

1,300	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area C, Series 2010A, 6.250%, 9/01/40	9/12 at 103.00	N/R	1,132,742

2,500	Lancaster Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Combined Redevelopment Project Areas, Series 2003B, 5.000%, 8/01/34 – FGIC Insured	8/13 at 100.00	BBB+	1,984,875

1,870	Lancaster Redevelopment Agency, California, Tax Allocation Refunding Bonds, Combined Area Sheriff’s Facilities Projects, Series 2004, 5.000%, 12/01/23 – SYNCORA GTY Insured	12/14 at 100.00	A	1,747,627

1,120	Lancaster Redevelopment Agency, California, Tax Allocation Refunding Bonds, Combined Fire Protection Facilities Project, Series 2004, 5.000%, 12/01/23 – SYNCORA GTY Insured	12/14 at 100.00	A	1,046,707

630	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	508,927

2,500	Los Angeles County Schools, California, Certificates of Participation, Pooled Financing Program, Regionalized Business Services Corporation, Series 2003A, 5.000%, 9/01/22 – AGM Insured	9/13 at 100.00	AA+	2,538,500

985	Milpitas, California, Local Improvement District 20 Limited Obligation Bonds, Series 1998A, 5.700%, 9/02/18	3/11 at 103.00	N/R	975,879

	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2004:
805	5.550%, 9/01/29	9/14 at 100.00	N/R	725,273
1,250	5.650%, 9/01/34	9/14 at 100.00	N/R	1,105,375

7,100	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	A–	5,530,544

170	Ontario, California, Assessment District 100C Limited Obligation Improvement Bonds, California Commerce Center Phase III, Series 1991, 8.000%, 9/02/11	3/11 at 103.00	N/R	174,085

2,500	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.500%, 4/01/35	No Opt. Call	BB	2,334,400

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,600	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AS, 5.000%, 2/01/31 – AMBAC Insured	2/17 at 100.00	A	$1,412,832

1,150	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paugay Redevelopment Project, Series 2007, 5.000%, 6/15/30 – NPFG Insured	6/17 at 100.00	A	984,860

1,645	Rancho Cucamonga, California, Limited Obligation Improvement Bonds, Masi Plaza Assessment District 93-1, Series 1997, 6.250%, 9/02/22	3/11 at 100.00	N/R	1,646,612

305	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	241,005

2,345	Richmond Redevelopment Agency, California, Harbour Project Tax Allocation Bonds, Series 1998A Refunding, 5.500%, 7/01/18 – NPFG Insured	5/11 at 100.00	AA–	2,352,973

2,950	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment Project Area Tax Allocation Bonds, Series 2010E, 6.250%, 10/01/30	10/20 at 100.00	A–	2,934,955

380	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	366,548

1,000	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A1	1,033,030

500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20	No Opt. Call	A1	516,515

2,880	San Francisco Redevelopment Agency, California, Lease Revenue Bonds, Moscone Convention Center, Series 2004, 5.250%, 7/01/24 – AMBAC Insured	7/11 at 102.00	AA–	2,970,288

6,475	San Marcos Redevelopment Agency, California, Tax Allocation Bonds, Affordable Housing Project, Series 1997A, 6.000%, 10/01/27 (Alternative Minimum Tax)	4/11 at 100.00	AA–	6,476,942

1,505	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 – AMBAC Insured	12/17 at 100.00	AA–	1,355,207

2,140	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2011A, 6.750%, 9/01/28	3/21 at 100.00	A	2,205,869

4,000	Shafter Joint Powers Financing Authority, California, Lease Revenue Bonds, Community Correctional Facility Acquisition Project, Series 1997A, 6.050%, 1/01/17	7/11 at 100.00	A2	4,007,440

6,700	Travis Unified School District, Solano County, California, Certificates of Participation, Series 2006, 5.000%, 9/01/31 – FGIC Insured	9/16 at 100.00	N/R	5,228,278

2,500	Tulare Public Financing Authority, California, Lease Revenue Bonds, Series 2008, 5.250%, 4/01/27 – AGC Insured	4/18 at 100.00	AA+	2,566,075

1,225	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.000%, 9/01/25	3/21 at 100.00	BBB+	1,234,616

2,000	Tustin, California, Community Facilities District 2007-1, Legacy-Retail Center Special Tax Bonds, 6.000%, 9/01/37	9/17 at 100.00	N/R	1,806,920

230	Vallejo Public Financing Authority, California, Limited Obligation Revenue Refinancing Bonds, Fairground Drive Assessment District 65, Series 1998, 5.700%, 9/02/11	No Opt. Call	N/R	233,388
86,005	Total Tax Obligation/Limited			80,115,632
	Transportation – 4.5%

2,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/28	1/14 at 101.00	BBB-	2,444,888

	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006:
285	5.450%, 7/01/20 (Alternative Minimum Tax)	7/14 at 102.00	N/R	254,420
215	5.550%, 7/01/28 (Alternative Minimum Tax)	7/14 at 102.00	N/R	181,451

3,970	Port of Oakland, California, Revenue Bonds, Series 2000K, 5.750%, 11/01/29 – FGIC Insured	5/11 at 100.00	A	3,784,125

Nuveen Investments	35

Portfolio of Investments

Nuveen California Municipal Bond Fund (continued)

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

$550	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 1999, Issue 23A, 5.000%, 5/01/30 – FGIC Insured (Alternative Minimum Tax)	5/11 at 100.00	A1		$493,279

4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2002, Issue 32G, 5.000%, 5/01/24 – FGIC Insured	5/16 at 100.00	A1		4,042,760

2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2008, 6.500%, 5/01/19 (Mandatory put 5/01/12) (Alternative Minimum Tax)	No Opt. Call	A1		2,123,240
13,770	Total Transportation				13,324,163
	U.S. Guaranteed – 7.2% (5)

2,500	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Series 2002A, 5.800%, 12/15/25 (Pre-refunded 12/15/13)	12/13 at 102.00	N/R	(5)	2,880,450

1,035	Escondido Union School District, San Diego County, California, General Obligation Bonds, Series 2002A, 5.250%, 8/01/23 (Pre-refunded 8/01/12) – AGM Insured	8/12 at 100.00	AA+	(5)	1,105,142

3,695	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA		4,017,241

	Grossmont-Cuyamaca Community College District, California, General Obligation Bonds, Series 2005B:
4,080	5.000%, 8/01/21 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA	(5)	4,686,859
2,350	5.000%, 8/01/26 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA	(5)	2,699,539

1,655	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AAA		1,988,118

1,400	Port of Oakland, California, Revenue Bonds, Series 2002M, 5.250%, 11/01/19 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	A	(5)	1,510,404

2,475	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2002, Issue 28B, 5.250%, 5/01/22 (Pre-refunded 5/01/12) – NPFG Insured	5/12 at 100.00	A1	(5)	2,615,704
19,190	Total U.S. Guaranteed				21,503,457
	Utilities – 5.3%

2,445	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.500%, 12/01/18 (6)	6/11 at 100.00	N/R		2,161,625

500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 – NPFG Insured	7/13 at 100.00	AA–		528,650

	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric Series 2008B:
4,535	0.000%, 9/01/23	9/16 at 64.56	A		2,000,797
27,110	0.000%, 9/01/33	9/16 at 32.62	A		5,410,072
12,000	0.000%, 9/01/38	9/16 at 23.21	A		1,634,520

615	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R		512,633

3,470	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	6/11 at 100.00	Baa3		3,476,697
50,675	Total Utilities				15,724,994
	Water and Sewer – 4.3%

2,000	Brentwood Infrastructure Financing Authority, California, Water Revenue Bonds, Series 2008, 5.750%, 7/01/38	7/18 at 100.00	AA		2,039,980

2,000	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured	10/13 at 100.00	AA+		2,020,860

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,680	Castaic Lake Water Agency, California, Certificates of Participation, Series 2004A, 5.000%, 8/01/20 – AMBAC Insured	8/14 at 100.00	AA	$1,748,074

1,250	Cucamonga Valley Water District, California, Certificates of Participation, Series 2006, 5.000%, 9/01/36 – NPFG Insured	9/16 at 100.00	AA–	1,167,263

3,745	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Series 2009A, 5.750%, 6/01/26	6/19 at 100.00	AA	4,076,770

1,770	Pomona Public Finance Authority, California, Revenue Bonds, Water Facilities Project, Series 2007AY, 5.000%, 5/01/27 – AMBAC Insured	5/17 at 100.00	A+	1,732,423
12,445	Total Water and Sewer			12,785,370
$344,535	Total Investments (cost $303,981,418) – 97.7%			290,185,083
	Other Assets Less Liabilities – 2.3%			6,969,474
	Net Assets – 100%			$297,154,557

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring include the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recommence beginning in calendar year 2010 according to a revised schedule. Management believes that the restructuring is in the best interest of Fund shareholders and that it is more-likely-than-not that the borrower will fulfill its obligation. Consequently, the Fund continues to accrue interest on this obligation.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	37

Portfolio of Investments

Nuveen California Insured Municipal Bond Fund

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 5.6%

$750	California Educational Facilities Authority, Student Loan Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 – NPFG Insured (Alternative Minimum Tax)	3/11 at 100.00	Baa1	$749,963

1,500	California State Public Works Board, Lease Revenue Bonds, University of California, Institute Projects, Series 2005C, 5.000%, 4/01/30 – AMBAC Insured	4/15 at 100.00	Aa2	1,472,790

2,250	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa2	2,254,050

5,000	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach Aquarium of the South Pacific, Series 2001, 5.250%, 11/01/30 – AMBAC Insured	11/11 at 101.00	BBB	4,414,700
9,500	Total Education and Civic Organizations			8,891,503
	Health Care – 10.3%

2,000	Antelope Valley Healthcare District, California, Insured Revenue Refunding Bonds, Series 1997A, 5.200%, 1/01/27 – AGM Insured	7/11 at 100.00	AA+	1,850,220

2,000	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Refunding Series 2010B, 5.750%, 11/15/31	11/20 at 100.00	Aa3	2,061,340

2,500	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.250%, 3/01/45	3/16 at 100.00	A+	2,143,100

4,000	California Statewide Community Development Authority, Certificates of Participation, Sutter Health Obligated Group, Series 1999, 5.500%, 8/15/31 – AGM Insured	8/11 at 100.00	AA+	3,937,200

1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/30	7/15 at 100.00	BBB	866,380

5,685	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA-	5,352,484
17,185	Total Health Care			16,210,724
	Housing/Multifamily – 5.5%

4,180	California Statewide Community Development Authority, Multifamily Housing Revenue Senior Bonds, Westgate Courtyards Apartments, Series 2001X-1, 5.420%, 12/01/34 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	N/R	3,504,428

3,865	Los Angeles, California, GNMA Mortgage-Backed Securities Program Multifamily Housing Revenue Bonds, Park Plaza West Senior Apartments, Series 2001B, 5.400%, 1/20/31 (Alternative Minimum Tax)	7/11 at 102.00	AAA	3,864,768

1,285	Santa Cruz County Housing Authority, California, GNMA Collateralized Multifamily Housing Revenue Bonds, Northgate Apartments, Series 1999A, 5.500%, 7/20/40 (Alternative Minimum Tax)	7/11 at 100.00	AAA	1,264,671
9,330	Total Housing/Multifamily			8,633,867
	Housing/Single Family – 1.9%

1,735	California Department of Veterans Affairs, Home Purchase Revenue Bonds, Series 2002A, 5.300%, 12/01/21 – AMBAC Insured	6/12 at 101.00	AA	1,774,992

190	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A	192,996

1,025	California Rural Home Mortgage Finance Authority, FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2002D, 5.250%, 6/01/34 (Alternative Minimum Tax)	6/12 at 101.00	Aaa	1,043,891
2,950	Total Housing/Single Family			3,011,879
	Tax Obligation/General – 25.7%

1,000	Bonita Unified School District, San Diego County, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/20 – NPFG Insured	8/14 at 100.00	AA–	1,067,550

6,900	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/31 – AGM Insured	8/16 at 100.00	AA+	6,532,161

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$2,040	Chaffey Joint Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/23 – FGIC Insured	8/15 at 100.00	AA–	$2,098,160

1,365	El Segundo Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2004, 5.250%, 9/01/20 – FGIC Insured	9/14 at 100.00	AA–	1,474,487

2,285	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2004B, 5.000%, 10/01/21 – NPFG Insured	10/14 at 100.00	Aa3	2,355,424

1,185	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2004B, 5.000%, 10/01/27 – AGM Insured	10/14 at 100.00	AA+	1,187,643

	Glendora Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2006A:
1,900	5.250%, 8/01/24 – NPFG Insured	8/16 at 100.00	Aa2	1,986,165
1,000	5.250%, 8/01/25 – NPFG Insured	8/16 at 100.00	Aa2	1,037,660

5,000	Grossmont Healthcare District, California, General Obligation Bonds, Series 2007A, 5.000%, 7/15/37 – AMBAC Insured	7/17 at 100.00	Aa2	4,531,350

1,330	Imperial Community College District, Imperial County, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/23 – FGIC Insured	8/14 at 100.00	Aa3	1,363,609

1,460	Jurupa Unified School District, Riverside County, California, General Obligation Bonds, Series 2004, 5.000%, 8/01/24 – FGIC Insured	8/13 at 100.00	A+	1,471,111

2,405	Oak Valley Hospital District, Stanislaus County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/31 – FGIC Insured	7/14 at 101.00	A1	2,171,450

270	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	271,426

1,590	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – NPFG Insured	7/15 at 100.00	Aa2	1,593,896

4,070	San Benito Health Care District, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/31 – SYNCORA GTY Insured	7/14 at 101.00	BBB+	3,621,405

1,000	San Ramon Valley Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2004, 5.000%, 8/01/24 – AGM Insured	8/14 at 100.00	AA+	1,029,550

3,040	Sulphur Springs Union School District, Los Angeles County, California, General Obligation Bonds, Series 1991A, 0.000%, 9/01/15 – NPFG Insured	No Opt. Call	Baa1	2,574,941

3,000	Tahoe Forest Hospital District, Placer and Nevada Counties, California, General Obligation Bonds, Series 2010B, 5.500%, 8/01/35	8/18 at 100.00	Aa3	3,010,740

1,000	Washington Unified School District, Yolo County, California, General Obligation Bonds, Series 2004A, 5.000%, 8/01/22 – FGIC Insured	8/13 at 100.00	A+	1,039,520
41,840	Total Tax Obligation/General			40,418,248
	Tax Obligation/Limited – 25.8%

1,915	Alameda County Redevelopment Agency, California, Eden Area Redevelopment Project, Tax Allocation Bonds, Series 2006A, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	A2	1,499,617

	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C:
15,000	0.000%, 9/01/34 – AGM Insured	No Opt. Call	AA+	2,902,650
10,000	0.000%, 9/01/36 – AGM Insured	No Opt. Call	AA+	1,666,300

195	Barstow Redevelopment Agency, California, Tax Allocation Bonds, Central Redevelopment Project, Series 1994A, 7.000%, 9/01/14 – NPFG Insured	No Opt. Call	Baa1	213,244

1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	10/15 at 100.00	N/R	1,140,494

2,250	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	8/11 at 101.00	AA+	2,254,028

1,960	California Infrastructure Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004, 5.000%, 12/01/25 – AMBAC Insured	12/13 at 100.00	AA	1,976,915

Nuveen Investments	39

Portfolio of Investments

Nuveen California Insured Municipal Bond Fund (continued)

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$335	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	$307,721

1,400	Chula Vista Public Financing Authority, California, Pooled Community Facility District Assessment Revenue Bonds, Series 2005A, 5.000%, 9/01/29 – NPFG Insured	9/15 at 100.00	Baa1	1,183,126

2,480	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	A2	1,988,166

1,840	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.000%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	A–	1,634,619

4,555	Long Beach Bond Finance Authority, California, Multiple Project Tax Allocation Bonds, Housing and Gas Utility Financing Project Areas, Series 2005A-1, 5.000%, 8/01/35 – AMBAC Insured	8/15 at 100.00	BBB+	3,600,363

1,830	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	1,478,311

1,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/20 – AGM Insured	12/14 at 100.00	AA+	1,042,310

14,050	Paramount Redevelopment Agency, California, Tax Allocation Refunding Bonds, Redevelopment Project Area 1, Series 1998, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	A–	4,993,651

1,150	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paugay Redevelopment Project, Series 2007, 5.000%, 6/15/30 – NPFG Insured	6/17 at 100.00	A	984,860

290	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	229,152

8,000	Riverside County, California, Asset Leasing Corporate Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997B, 5.000%, 6/01/19 – NPFG Insured	6/12 at 101.00	Baa1	8,030,158

360	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	347,256

3,560	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Woodcreek West, Series 2005, 5.000%, 9/01/30 – AMBAC Insured	9/15 at 100.00	A–	3,107,631
73,825	Total Tax Obligation/Limited			40,580,572
	Transportation – 10.7%

6,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	7/11 at 100.00	Baa1	4,962,425

3,255	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.750%, 1/15/40 – NPFG Insured	7/11 at 100.50	Baa1	2,723,491

1,985	Port of Oakland, California, Revenue Bonds, Series 2000K, 5.750%, 11/01/29 – FGIC Insured	5/11 at 100.00	A	1,892,062

5,000	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/31 – NPFG Insured (Alternative Minimum Tax)	5/11 at 100.00	A1	4,583,300

1,290	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San Francisco International Airport, SFO Fuel Company LLC, Series 1997A, 5.250%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 100.00	A3	1,290,116

1,320	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San Francisco International Airport, SFO Fuel Company LLC, Series 2000A, 6.100%, 1/01/20 – AGM Insured (Alternative Minimum Tax)	7/11 at 100.00	AA+	1,322,284
19,350	Total Transportation			16,773,678

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed – 1.6% (4)

$390	Barstow Redevelopment Agency, California, Tax Allocation Bonds, Central Redevelopment Project, Series 1994A, 7.000%, 9/01/14 – NPFG Insured (ETM)	No Opt. Call	BBB	(4)	$435,299

2,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2002E, 5.125%, 1/01/27 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	AA–	(4)	2,124,780
2,390	Total U.S. Guaranteed				2,560,079
	Utilities – 5.8%

4,000	California Pollution Control Financing Authority, Remarketed Revenue Bonds, Pacific Gas and Electric Company, Series 1996A, 5.350%, 12/01/16 – NPFG Insured (Alternative Minimum Tax)	4/11 at 102.00	A3		4,089,640

595	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R		495,962

1,950	Salinas Valley Solid Waste Authority, California, Revenue Bonds, Series 2002, 5.250%, 8/01/27 – AMBAC Insured (Alternative Minimum Tax)	8/12 at 100.00	A+		1,763,502

2,700	Santa Clara, California, Subordinate Electric Revenue Bonds, Series 2003A, 5.000%, 7/01/23 – NPFG Insured	7/13 at 100.00	A1		2,766,312
9,245	Total Utilities				9,115,416
	Water and Sewer – 1.9%

1,000	Brentwood Infrastructure Financing Authority, California, Water Revenue Bonds, Series 2008, 5.750%, 7/01/38	7/18 at 100.00	AA		1,019,990

1,000	Fortuna Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA+		864,730

1,000	Orange County Water District, California, Revenue Certificates of Participation, Series 2005B, 5.000%, 8/15/24 – NPFG Insured	2/15 at 100.00	AAA		1,043,980
3,000	Total Water and Sewer				2,928,700
$188,615	Total Investments (cost $161,148,427) – 94.8%				149,124,666
	Other Assets Less Liabilities – 5.2%				8,125,644
	Net Assets – 100%				$157,250,310

The Fund intends to invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of Assets and Liabilities

February 28, 2011

	California High Yield	California	California Insured
Assets
Investments, at value (cost $126,610,930, $303,981,418 and $161,148,427, respectively)	$113,155,731	$290,185,083	$149,124,666
Cash	615,228	1,577,187	861,154
Receivables:
Interest	2,845,306	4,671,110	1,670,931
Investments sold	57,650	1,950,000	6,855,261
Shares sold	583,276	335,934	44,059
Other assets	65	22,307	19,825
Total assets	117,257,256	298,741,621	158,575,896
Liabilities
Unrealized depreciation on forward swaps	67,634	—	—
Payables:
Dividends	200,631	588,133	205,488
Shares redeemed	647,127	719,047	951,057
Accrued expenses:
Management fees	58,650	118,543	63,506
12b-1 distribution and service fees	19,641	37,628	17,271
Other	46,995	123,713	88,264
Total liabilities	1,040,678	1,587,064	1,325,586
Net assets	$116,216,578	$297,154,557	$157,250,310
Class A Shares
Net assets	$60,177,907	$136,513,168	$57,581,029
Shares outstanding	8,176,904	14,430,767	6,068,163
Net asset value per share	$7.36	$9.46	$9.49
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$7.68	$9.87	$9.91
Class B Shares
Net assets	N/A	$1,960,141	$1,691,188
Shares outstanding	N/A	207,410	177,762
Net asset value and offering price per share	N/A	$9.45	$9.51
Class C Shares
Net assets	$19,034,754	$26,337,740	$12,623,788
Shares outstanding	2,586,917	2,792,947	1,336,574
Net asset value and offering price per share	$7.36	$9.43	$9.44
Class I Shares
Net assets	$37,003,917	$132,343,508	$85,354,305
Shares outstanding	5,032,144	14,009,552	8,979,475
Net asset value and offering price per share	$7.35	$9.45	$9.51
Net Assets Consist of:
Capital paid-in	$136,320,658	$323,609,836	$170,703,172
Undistributed (Over-distribution of) net investment income	742,209	1,308,491	873,574
Accumulated net realized gain (loss)	(7,323,456)	(13,967,435)	(2,302,675)
Net unrealized appreciation (depreciation)	(13,522,833)	(13,796,335)	(12,023,761)
Net assets	$116,216,578	$297,154,557	$157,250,310
Authorized shares	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

N/A – Effective April 28, 2010, Class B Shares of California High Yield are no longer available through an exchange of another Nuveen fund and converted to Class A Shares after the close of business on June 30, 2010.

See accompanying notes to financial statements.

42	Nuveen Investments

Statement of Operations

Year Ended February 28, 2011

	California High Yield	California	California Insured
Investment Income	$8,720,785	$16,836,108	$9,450,175
Expenses
Management fees	684,453	1,581,987	969,409
12b-1 service fees – Class A	123,693	259,724	144,750
12b-1 distribution and service fees – Class B	486	24,582	20,602
12b-1 distribution and service fees – Class C	138,715	206,236	98,840
Shareholders’ servicing agent fees and expenses	26,221	141,064	79,737
Custodian’s fees and expenses	37,847	64,372	39,886
Trustees’ fees and expenses	2,721	6,943	4,230
Professional fees	35,870	24,919	20,897
Shareholders’ reports – printing and mailing expenses	8,205	22,024	15,239
Federal and state registration fees	15,496	7,989	6,719
Other expenses	4,697	10,032	6,475
Total expenses before custodian fee credit	1,078,404	2,349,872	1,406,784
Custodian fee credit	(2,369)	(983)	(344)
Net expenses	1,076,035	2,348,889	1,406,440
Net investment income	7,644,750	14,487,219	8,043,735
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	69,782	673,815	(1,164,351)
Forward swaps	(248,571)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(9,054,186)	(11,914,496)	(8,126,684)
Forward swaps	(124,834)	—	—
Net realized and unrealized gain (loss)	(9,357,809)	(11,240,681)	(9,291,035)
Net increase (decrease) in net assets from operations	$(1,713,059)	$3,246,538	$(1,247,300)

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of Changes in Net Assets

	California High Yield		California		California Insured
	Year Ended 2/28/11	Year Ended 2/28/10	Year Ended 2/28/11	Year Ended 2/28/10	Year Ended 2/28/11	Year Ended 2/28/10
Operations
Net investment income	$7,644,750	$4,946,199	$14,487,219	$14,375,587	$8,043,735	$8,442,199
Net realized gain (loss) from:
Investments	69,782	160,122	673,815	(2,272,659)	(1,164,351)	(79,983)
Forward swaps	(248,571)	395,000	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(9,054,186)	11,819,202	(11,914,496)	27,719,069	(8,126,684)	11,319,221
Forward swaps	(124,834)	(33,220)	—	—	—	—
Net increase (decrease) in net assets from operations	(1,713,059)	17,287,303	3,246,538	39,821,997	(1,247,300)	19,681,437
Distributions to Shareholders
From net investment income:
Class A	(3,786,851)	(2,295,875)	(5,943,619)	(5,389,861)	(3,010,759)	(3,252,179)
Class B	N/A	(8,363)	(98,949)	(148,704)	(74,298)	(127,426)
Class C	(1,037,625)	(716,683)	(1,111,252)	(954,192)	(480,390)	(443,423)
Class I	(2,351,189)	(1,808,433)	(6,760,241)	(7,231,824)	(4,159,824)	(4,295,411)
Decrease in net assets from distributions to shareholders	(7,175,665)	(4,829,354)	(13,914,061)	(13,724,581)	(7,725,271)	(8,118,439)
Fund Share Transactions
Proceeds from sale of shares	70,666,004	48,601,886	75,312,274	54,441,468	9,322,551	20,055,510
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,491,282	2,866,258	7,310,079	7,593,192	4,671,188	4,891,054
	75,157,286	51,468,144	82,622,353	62,034,660	13,993,739	24,946,564
Cost of shares redeemed	(39,251,927)	(30,003,720)	(77,261,765)	(68,258,900)	(40,215,641)	(33,372,195)
Net increase (decrease) in net assets from Fund share transactions	35,905,359	21,464,424	5,360,588	(6,224,240)	(26,221,902)	(8,425,631)
Net increase (decrease) in net assets	27,016,635	33,922,373	(5,306,935)	19,873,176	(35,194,473)	3,137,367
Net assets at the beginning of year	89,199,943	55,277,570	302,461,492	282,588,316	192,444,783	189,307,416
Net assets at the end of year	$116,216,578	$89,199,943	$297,154,557	$302,461,492	$157,250,310	$192,444,783
Undistributed (Over-distribution of) net investment income at the end of year	$742,209	$292,361	$1,308,491	$740,333	$873,574	$559,781

N/A – Effective April 28, 2010, Class B Shares of California High Yield are no longer available through an exchange of another Nuveen fund and converted to Class A Shares after the close of business on June 30, 2010.

See accompanying notes to financial statements.

44	Nuveen Investments

Financial Highlights

Nuveen Investments	45

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CALIFORNIA HIGH YIELD
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)		Total	Ending Net Asset Value	Total Return(c)
Class A (3/06)
2011	$7.87	$.52	$(.54)	$(.02)	$(.49)	$—		$(.49)	$7.36	(.56)%
2010	6.51	.51	1.34	1.85	(.49)	—		(.49)	7.87	29.23
2009	8.24	.48	(1.76)	(1.28)	(.45)	—		(.45)	6.51	(16.06)
2008	10.43	.45	(2.19)	(1.74)	(.45)	—	**	(.45)	8.24	(17.19)
2007(g)	10.00	.39	.42	.81	(.38)	—		(.38)	10.43	8.19
Class C (3/06)
2011	7.87	.48	(.54)	(.06)	(.45)	—		(.45)	7.36	(1.07)
2010	6.51	.47	1.34	1.81	(.45)	—		(.45)	7.87	28.56
2009	8.24	.44	(1.76)	(1.32)	(.41)	—		(.41)	6.51	(16.55)
2008	10.42	.40	(2.19)	(1.79)	(.39)	—	**	(.39)	8.24	(17.61)
2007(g)	10.00	.33	.42	.75	(.33)	—		(.33)	10.42	7.56
Class I (3/06)(h)
2011	7.86	.53	(.53)	—	(.51)	—		(.51)	7.35	(.34)
2010	6.50	.52	1.34	1.86	(.50)	—		(.50)	7.86	29.54
2009	8.24	.50	(1.77)	(1.27)	(.47)	—		(.47)	6.50	(16.01)
2008	10.43	.47	(2.19)	(1.72)	(.47)	—	**	(.47)	8.24	(17.04)
2007(g)	10.00	.45	.37	.82	(.39)	—		(.39)	10.43	8.35

46	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement(d)						Ratios to Average Net Assets After Reimbursement(d)(e)

Ending Net Assets (000)	Expenses Including Interest(f)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(f)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$60,178	.90%		.90%		6.53%		.90%		.90%		6.53%		17%
40,864	.94		.94		6.91		.94		.94		6.91		23
32,290	1.01		.92		6.13		1.01		.92		6.13		55
42,252	1.43		.99		4.58		1.37		.93		4.64		25
14,539	1.84	*	1.26	*	3.63	*	1.52	*	.94	*	3.96	*	3

19,035	1.45		1.45		6.00		1.45		1.45		6.00		17
15,971	1.49		1.49		6.25		1.49		1.49		6.25		23
6,718	1.56		1.47		5.69		1.56		1.47		5.69		55
6,382	1.97		1.53		4.02		1.92		1.48		4.08		25
3,061	2.44	*	1.86	*	2.99	*	2.07	*	1.49	*	3.36	*	3

37,004	.70		.70		6.74		.70		.70		6.74		17
32,212	.74		.74		7.09		.74		.74		7.09		23
16,146	.81		.72		6.80		.81		.72		6.80		55
4,889	1.21		.77		4.89		1.17		.73		4.92		25
106	1.58	*	1.00	*	4.32	*	1.31	*	.73	*	4.58	*	3
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	After expense reimbursement from the Adviser, where applicable.
(f)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(g)	For the period March 28, 2006 (commencement of operations) through February 28, 2007.
(h)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CALIFORNIA
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (9/94)
2011	$9.80	$.47	$(.36)	$.11	$(.45)	$—	$(.45)	$9.46	1.05%
2010	8.96	.46	.82	1.28	(.44)	—	(.44)	9.80	14.56
2009	9.50	.44	(.55)	(.11)	(.43)	—	(.43)	8.96	(1.25)
2008	10.50	.43	(1.00)	(.57)	(.43)	—	(.43)	9.50	(5.65)
2007	10.43	.43	.07	.50	(.43)	—	(.43)	10.50	4.88
Class B (3/97)
2011	9.80	.39	(.36)	.03	(.38)	—	(.38)	9.45	.19
2010	8.96	.39	.82	1.21	(.37)	—	(.37)	9.80	13.75
2009	9.50	.37	(.55)	(.18)	(.36)	—	(.36)	8.96	(1.99)
2008	10.49	.36	(1.00)	(.64)	(.35)	—	(.35)	9.50	(6.28)
2007	10.42	.35	.07	.42	(.35)	—	(.35)	10.49	4.10
Class C (9/94)
2011	9.78	.41	(.36)	.05	(.40)	—	(.40)	9.43	.39
2010	8.94	.41	.82	1.23	(.39)	—	(.39)	9.78	14.00
2009	9.48	.39	(.55)	(.16)	(.38)	—	(.38)	8.94	(1.80)
2008	10.47	.38	(1.00)	(.62)	(.37)	—	(.37)	9.48	(6.07)
2007	10.41	.37	.06	.43	(.37)	—	(.37)	10.47	4.25
Class I (7/86)(f)
2011	9.79	.49	(.36)	.13	(.47)	—	(.47)	9.45	1.23
2010	8.95	.48	.82	1.30	(.46)	—	(.46)	9.79	14.80
2009	9.49	.46	(.55)	(.09)	(.45)	—	(.45)	8.95	(1.02)
2008	10.49	.45	(1.00)	(.55)	(.45)	—	(.45)	9.49	(5.43)
2007	10.43	.45	.06	.51	(.45)	—	(.45)	10.49	5.03

48	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)

Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$136,513	.81%	.81%	4.77%	18%
128,672	.86	.85	4.86	14
106,117	.90	.85	4.66	40
107,241	.97	.82	4.23	50
91,465	1.09	.83	4.13	20

1,960	1.56	1.56	4.00	18
3,276	1.61	1.60	4.13	14
4,337	1.65	1.60	3.87	40
7,175	1.72	1.57	3.46	50
10,076	1.85	1.59	3.38	20

26,338	1.36	1.36	4.21	18
25,552	1.41	1.40	4.31	14
20,484	1.45	1.40	4.10	40
25,306	1.52	1.37	3.68	50
23,067	1.64	1.38	3.58	20

132,344	.61	.61	4.96	18
144,962	.66	.65	5.07	14
151,650	.70	.65	4.87	40
164,365	.77	.62	4.43	50
167,300	.89	.63	4.33	20
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CALIFORNIA INSURED
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (9/94)
2011	$9.99	$.43	$(.51)	$(.08)	$(.42)	$—	$(.42)	$9.49	(.96)%
2010	9.40	.43	.57	1.00	(.41)	—	(.41)	9.99	10.87
2009	9.83	.43	(.44)	(.01)	(.41)	(.01)	(.42)	9.40	(.06)
2008	10.84	.43	(.95)	(.52)	(.43)	(.06)	(.49)	9.83	(5.04)
2007	10.87	.43	.03	.46	(.44)	(.05)	(.49)	10.84	4.33
Class B (3/97)
2011	10.02	.36	(.53)	(.17)	(.34)	—	(.34)	9.51	(1.77)
2010	9.43	.36	.57	.93	(.34)	—	(.34)	10.02	10.03
2009	9.85	.36	(.43)	(.07)	(.34)	(.01)	(.35)	9.43	(.73)
2008	10.86	.35	(.96)	(.61)	(.34)	(.06)	(.40)	9.85	(5.77)
2007	10.89	.35	.02	.37	(.35)	(.05)	(.40)	10.86	3.52
Class C (9/94)
2011	9.95	.38	(.53)	(.15)	(.36)	—	(.36)	9.44	(1.60)
2010	9.36	.37	.58	.95	(.36)	—	(.36)	9.95	10.31
2009	9.78	.37	(.42)	(.05)	(.36)	(.01)	(.37)	9.36	(.55)
2008	10.79	.37	(.96)	(.59)	(.36)	(.06)	(.42)	9.78	(5.62)
2007	10.81	.37	.03	.40	(.37)	(.05)	(.42)	10.79	3.81
Class I (7/86)(f)
2011	10.01	.45	(.51)	(.06)	(.44)	—	(.44)	9.51	(.75)
2010	9.42	.45	.57	1.02	(.43)	—	(.43)	10.01	11.05
2009	9.84	.45	(.43)	.02	(.43)	(.01)	(.44)	9.42	.23
2008	10.85	.45	(.96)	(.51)	(.44)	(.06)	(.50)	9.84	(4.87)
2007	10.87	.45	.04	.49	(.46)	(.05)	(.51)	10.85	4.60

50	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)

Ending Net Assets (0d00)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$57,581	.83%	.83%	4.34%	3%
78,338	.86	.86	4.39	1
77,517	.85	.85	4.38	9
80,867	.91	.83	4.03	21
89,343	.86	.83	4.02	16

1,691	1.58	1.58	3.58	3
2,851	1.61	1.61	3.66	1
4,867	1.60	1.60	3.60	9
7,890	1.66	1.58	3.28	21
12,845	1.61	1.58	3.27	16

12,624	1.38	1.38	3.80	3
12,599	1.41	1.41	3.84	1
11,668	1.40	1.40	3.83	9
12,455	1.46	1.38	3.48	21
13,500	1.41	1.38	3.47	16

85,354	.63	.63	4.54	3
98,657	.66	.66	4.59	1
95,255	.65	.65	4.57	9
112,282	.71	.63	4.23	21
129,276	.66	.63	4.22	16
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	51

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen California High Yield Municipal Bond Fund (“California High Yield”), Nuveen California Municipal Bond Fund (“California”) and Nuveen California Insured Municipal Bond Fund (“California Insured”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. California and California Insured were each organized as a series of predecessor trusts or corporations prior to that date.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the Funds’ sub-adviser, and the Funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

California High Yield’s investment objective is to provide high current income exempt from regular federal, state and, in some cases, local income taxes. Total return is a secondary objective when consistent with the Fund’s primary objective. Under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and California personal income tax. The Fund invests at least 65% of its net assets in medium- to low-quality bonds rated BBB/Baa or lower and may invest up to 10% of its net assets in defaulted municipal bonds. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

California’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and California personal income tax. The Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB-/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

California Insured’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions and during the fiscal year ended February 28, 2011, the Fund invested at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and California personal income tax. The Fund invested at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. In addition, the municipal securities in which the Fund invests were, at the time of purchase, (i) rated BBB/Baa or higher or covered by insurance from insurers with a claims-paying ability rated BBB/Baa or higher; (ii) unrated, but judged to be of comparable quality by the Sub-Adviser; or (iii) backed by an escrow or trust account containing sufficient U.S. Government or U.S. government agency securities to ensure timely payment of principle and interest. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

After the close of business on June 30, 2010, all outstanding Class B Shares of California High Yield were converted to Class A Shares, and Class B Shares are no longer issued by the Fund.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds and forward swaps are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

52	Nuveen Investments

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 28, 2011, the Funds had no such outstanding purchase commitments.

Investment Income

Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

During the period March 1, 2010 through March 31, 2010, dividends from net investment income were declared and paid to shareholders monthly. Effective April 1, 2010, the Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Insurance

Under normal market conditions and during the fiscal year ended February 28, 2011, California Insured invested at least 80% of its net assets in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest thereon.

Nuveen Investments	53

Notes to Financial Statements (continued)

Inverse floating rate securities whose underlying bonds are covered by insurance were included for purposes of the 80%. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered “while in fund” under a master portfolio insurance policy purchased by the Fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or Fund shares. The Adviser may obtain master policies from insurers that specialize in insuring municipal bonds.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund, and is reflected as an expense over the term of the policy, when applicable. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended February 28, 2011, California High Yield and California invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

54	Nuveen Investments

At February 28, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	California High Yield	California	California Insured
Maximum exposure to Recourse Trusts	$23,760,000	$—	$—

Forward Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the fiscal year ended February 28, 2011, California High Yield entered into forward interest rate swap transactions to broadly reduce the sensitivity of the Fund to movements in the U.S. interest rates.

The average notional amount of forward interest rate swap contracts outstanding during the fiscal year ended February 28, 2011, was as follows:

California High Yield
Average notional amount of forward interest rate swap contracts outstanding*	$5,000,000
*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	55

Notes to Financial Statements (continued)

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

During the period March 1, 2010 through March 31, 2010, income and expenses of the Funds that were not directly attributable to a specific class of shares were prorated among the classes based on the relative net assets of each class. Effective April 1, 2010, income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of February 28, 2011:

California High Yield	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$111,213,097	$1,942,634	$113,155,731
Derivatives:
Forward Swaps*	—	(67,634)	—	(67,634)
Total	$—	$111,145,463	$1,942,634	$113,088,097

California	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$288,385,758	$1,799,325	$290,185,083
*	Represents net unrealized appreciation (depreciation).

56	Nuveen Investments

California Insured	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$149,124,666	$—	$149,124,666

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

	California High Yield Level 3 Municipal Bonds	California Level 3 Municipal Bonds
Balance at the beginning of year	$—	$—
Gains (losses):
Net realized gains (losses)	—	—
Net change in unrealized appreciation (depreciation)	—	—
Purchases at cost	—	—
Sales at proceeds	—	—
Net discounts (premiums)	—	—
Transfers into	1,942,634	1,799,325
Transfers out of	—	—
Balance at the end of year	$1,942,634	$1,799,325
Net change in unrealized appreciation (depreciation) during the year of Level 3 securities held as of February 28, 2011	$(337,775)	$452,337

During the fiscal year ended February 28, 2011, the Funds recognized no significant transfers to/from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Funds as of February 28, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure. California High Yield invested in derivative instruments during the fiscal year ended February 28, 2011.

California High Yield
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation on forward swaps*	$—	Unrealized depreciation on forward swaps*	$67,634
*	Represents cumulative unrealized appreciation (depreciation) of swap contracts as reported on the Portfolio of Investments.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended February 28, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Swaps	California High Yield
Risk Exposure
Interest Rate	$(248,571)

Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps	California High Yield
Risk Exposure
Interest Rate	$(124,834)

Nuveen Investments	57

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	California High Yield
	Year Ended 2/28/11		Year Ended 2/28/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,763,877	$45,707,390	3,703,341	$27,817,051
Class A – automatic conversion of Class B Shares	18,156	145,432	—	—
Class B	—	—	—	—
Class C	1,166,998	9,301,894	1,333,787	10,061,329
Class I	1,947,423	15,511,288	1,540,267	10,723,506
Shares issued to shareholders due to reinvestment of distributions:
Class A	301,015	2,378,965	169,845	1,249,046
Class B	257	2,056	1,107	8,102
Class C	87,194	688,899	63,042	472,184
Class I	180,447	1,421,362	154,861	1,136,926
	9,465,367	75,157,286	6,966,250	51,468,144
Shares redeemed:
Class A	(3,099,382)	(24,204,633)	(3,642,073)	(26,322,357)
Class B	(1,627)	(13,020)	(506)	(3,555)
Class B – automatic conversion to Class A Shares	(18,179)	(145,432)	—	—
Class C	(696,801)	(5,430,680)	(399,343)	(3,040,733)
Class I	(1,191,548)	(9,458,162)	(81,577)	(637,075)
	(5,007,537)	(39,251,927)	(4,123,499)	(30,003,720)
Net increase (decrease)	4,457,830	$35,905,359	2,842,751	$21,464,424

	California
	Year Ended 2/28/11		Year Ended 2/28/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,970,886	$57,108,652	3,886,182	$36,949,578
Class A – automatic conversion of Class B Shares	49,193	488,102	87,982	823,830
Class B	4,155	40,974	1,331	12,219
Class C	738,009	7,306,756	511,292	4,822,926
Class I	1,055,240	10,367,790	1,261,360	11,832,915
Shares issued to shareholders due to reinvestment of distributions:
Class A	207,829	2,042,441	221,379	2,093,004
Class B	6,005	59,110	9,617	90,884
Class C	55,508	543,392	48,479	458,184
Class I	475,489	4,665,136	524,837	4,951,120
	8,562,314	82,622,353	6,552,459	62,034,660
Shares redeemed:
Class A	(4,920,663)	(47,269,994)	(2,909,736)	(27,457,177)
Class B	(87,922)	(874,096)	(72,570)	(683,662)
Class B – automatic conversion to Class A Shares	(49,242)	(488,102)	(88,061)	(823,830)
Class C	(614,502)	(5,961,491)	(237,005)	(2,232,350)
Class I	(2,328,425)	(22,668,082)	(3,922,122)	(37,061,881)
	(8,000,754)	(77,261,765)	(7,229,494)	(68,258,900)
Net increase (decrease)	561,560	$5,360,588	(677,035)	$(6,224,240)

58	Nuveen Investments

	California Insured
	Year Ended 2/28/11		Year Ended 2/28/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	383,367	$3,836,017	1,237,373	$12,221,354
Class A – automatic conversion of Class B Shares	33,973	342,022	122,722	1,174,822
Class B	1,057	10,514	2,653	26,270
Class C	189,066	1,878,664	235,236	2,321,158
Class I	328,171	3,255,334	440,920	4,311,906
Shares issued to shareholders due to reinvestment of distributions:
Class A	156,968	1,564,026	176,146	1,721,015
Class B	2,924	29,210	4,422	43,184
Class C	29,683	293,878	26,845	261,196
Class I	279,292	2,784,074	292,884	2,865,659
	1,404,501	13,993,739	2,539,201	24,946,564
Shares redeemed:
Class A	(2,345,545)	(23,023,556)	(1,939,828)	(18,962,488)
Class B	(76,857)	(776,421)	(116,256)	(1,140,574)
Class B – automatic conversion to Class A Shares	(33,874)	(342,022)	(122,339)	(1,174,822)
Class C	(148,578)	(1,445,051)	(241,762)	(2,374,720)
Class I	(1,483,481)	(14,628,591)	(991,874)	(9,719,591)
	(4,088,335)	(40,215,641)	(3,412,059)	(33,372,195)
Net increase (decrease)	(2,683,834)	$(26,221,902)	(872,858)	$(8,425,631)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended February 28, 2011, were as follows:

	California High Yield	California	California Insured
Purchases	$54,282,484	$52,426,211	$6,187,640
Sales and maturities	18,928,093	53,713,038	36,770,126

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 28, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	California High Yield	California	California Insured
Cost of investments	$126,385,800	$303,636,032	$160,836,461
Gross unrealized:
Appreciation	$2,487,097	$6,838,757	$1,351,959
Depreciation	(15,717,166)	(20,289,706)	(13,063,754)
Net unrealized appreciation (depreciation) of investments	$(13,230,069)	$(13,450,949)	$(11,711,795)

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at February 28, 2011, the Funds’ tax year end, as follows:

	California High Yield	California	California Insured
Capital paid-in	$6,539	$2,697	$1,287
Undistributed (Over-distribution of) net investment income	(19,237)	(5,000)	(4,671)
Accumulated net realized gain (loss)	12,698	2,303	3,384

Nuveen Investments	59

Notes to Financial Statements (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2011, the Funds’ tax year end, were as follows:

	California High Yield	California	California Insured
Undistributed net tax-exempt income*	$987,063	$2,112,247	$1,166,334
Undistributed net ordinary income**	29,407	19,056	—
Undistributed net long-term capital gains	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period February 1, 2011, through February 28, 2011, and paid on March 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 28, 2011 and February 28, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	California High Yield	California	California Insured
Distributions from net tax-exempt income***	$6,981,434	$13,898,835	$7,790,512
Distributions from net ordinary income **	—	—	—
Distributions from net long-term capital gains	—	—	—

2010	California High Yield	California	California Insured
Distributions from net tax-exempt income	$4,681,304	$13,725,783	$8,148,535
Distributions from net ordinary income**	32,916	—	—
Distributions from net long-term capital gains	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2011, as Exempt Interest Dividends.

At February 28, 2011, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	California High Yield	California	California Insured
Expiration:
February 29, 2012	$—	$5,007,429	$—
February 28, 2013	—	84,061	—
February 29, 2016	320,899	—	—
February 28, 2017	3,792,828	3,965,451	316,570
February 28, 2018	2,097,482	4,898,247	825,136
February 28, 2019	—	—	75,788
Total	$6,211,209	$13,955,188	$1,217,494

During the tax year ended February 28, 2011, California High Yield and California utilized $488,749 and $676,118 of their capital loss carryforwards, respectively.

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through February 28, 2011, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	California High Yield	California Insured
Post-October capital losses	$960,847	$1,085,179

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

60	Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	California High Yield Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For net assets over $2 billion	.3250

Average Daily Net Assets	California California Insured Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 28, 2011, the complex-level fee rate for the Funds was .1799%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities it provides for the Funds. The Adviser has entered into Sub-Advisory Agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

The Adviser has agreed to waive fees and reimburse expenses (“Expense Cap”) of the Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
California High Yield	0.750%	July 31, 2010	1.000%
California	N/A	N/A	0.750
California Insured	N/A	N/A	0.975

Nuveen Investments	61

Notes to Financial Statements (continued)

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended February 28, 2011, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	California High Yield	California	California Insured
Sales charges collected (Unaudited)	$323,299	$222,949	$76,728
Paid to financial intermediaries (Unaudited)	290,371	194,762	64,796

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	California High Yield	California	California Insured
Commission advances (Unaudited)	$201,505	$67,131	$1,000

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2011, the Distributor retained such 12b-1 fees as follows:

	California High Yield	California	California Insured
12b-1 fees retained (Unaudited)	$60,288	$59,633	$32,321

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2011, as follows:

	California High Yield	California	California Insured
CDSC retained (Unaudited)	$14,028	$26,926	$3,468

8. Subsequent Events

On April 30, 2011, the Distributor will change its name from Nuveen Investments, LLC to Nuveen Securities, LLC.

Effective April 27, 2011, California Insured will be closed to new investors. Investors in the Fund as of April 27, 2011, may continue to invest in the Fund, including through the reinvestment of dividends and capital gains distributions.

Effective May 31, 2011, California Insured will no longer be required to invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. The Fund will continue to be subject to the requirement that it invest at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and California personal income tax. Also on May 31, 2011, the Fund’s name will be changed to Nuveen California Municipal Bond Fund 2.

62	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	246
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	246
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	246
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	246
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	246
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	246
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	246

Nuveen Investments	63

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	246
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	246

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	246
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				246

64	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	246
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	246
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	246
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				246
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	246
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	246
Larry W. Martin 7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Vice President and Assistant Secretary of Nuveen Commodities Asset Management LLC (since 2010).	246

Nuveen Investments	65

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

				246
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Investments, LLC; formerly, Secretary of FASF (2004-2010); Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	246
Jeffrey M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments, LLC (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	114

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

66	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees (each a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (the “Adviser”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and the Adviser, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Adviser’s organization and business; the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including the development of new practices and coordination among business units with respect to large shareholder transactions, streamlining the classes offered, and adding funds to various distribution platforms.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by the Adviser and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered the Adviser’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and the Adviser

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. The Board also reviewed the peer ranking of the Nuveen municipal funds advised by the Adviser in the aggregate. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

Nuveen Investments	67

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Nuveen California High Yield Municipal Bond Fund and Nuveen California Insured Municipal Bond Fund) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. The Independent Board Members noted that although the Nuveen California High Yield Municipal Bond Fund and the Nuveen California Insured Municipal Bond Fund underperformed their respective benchmark in the three-year period, they outperformed their benchmark in the one-year period. In addition, although the Nuveen California Municipal Bond Fund lagged its peers somewhat in the longer periods, the performance had improved in the one-year period performing in the first quartile.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. It was noted that the Funds had net advisory fees above the peer average of its Peer Group (or Peer Universe as applicable) but net expense ratios below, at or near (within 5 basis points or less) the peer expense ratio average. In addition, the Independent Board Members noted that the temporary expense cap for the Nuveen California High Yield Municipal Bond Fund will expire as such Fund operates under its expense cap.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Adviser to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory

68	Nuveen Investments

activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to the Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Adviser in managing the assets of the Funds and other clients. The Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	69

Board Approval of Sub-Advisory Arrangements (Unaudited)

Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by NAM to the Funds were transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of the Adviser and the Adviser changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The Adviser, under its new name NFA, continues to serve as investment adviser to the Funds and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA entered into sub-advisory agreements with NAM LLC on behalf of the Funds (each a “Sub-Advisory Agreement”). Under each Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the respective Fund’s investment portfolio allocated to it by NFA. There have been no changes to the advisory fees paid by the Funds; rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Funds following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreements on behalf of the Funds. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the Funds were the same, the factors considered and determinations made at the May Meeting in approving the Advisory Agreements were equally applicable to the approval of the Sub-Advisory Agreements.

70	Nuveen Investments

Notes

Nuveen Investments	71

Notes

72	Nuveen Investments

Notes

Nuveen Investments	73

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper California Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper California Municipal Debt Fund category. The Lipper California Municipal Debt Funds Average contained 122, 99 and 83 funds for the 1-year, 5-year and 10-years period, respectively, ended February 28, 2011.

Lipper Single-State Insured Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Single-State Insured Municipal Debt Fund category. The Lipper Single-State Insured Municipal Debt Funds Average contained 60, 56 and 55 funds for the 1-year, 5-year and 10-years period, respectively, ended February 28, 2011.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Standard & Poor’s (S&P) California Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade California municipal bond market.

Standard & Poor’s (S&P) High Yield Municipal Bond Index: An unleveraged, market-value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. high yield municipal bond market.

Standard & Poor’s (S&P) Insured National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the insured segment of the U.S. municipal bond market.

Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

74	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	75

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

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Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-CA-0211P

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

February 28, 2011

Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen Connecticut Municipal Bond Fund	FCTTX	FCTBX	FCTCX	FCTRX
Nuveen New Jersey Municipal Bond Fund	NNJAX	NNJBX	NNJCX	NMNJX
Nuveen New York Municipal Bond Fund	NNYAX	NNYBX	NNYCX	NTNYX
Nuveen New York Insured Municipal Bond Fund	NNYIX	NNIMX	NNYKX	NINYX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp – the parent of FAF Advisors – received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

April 26, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s, or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Portfolio managers Michael Hamilton, Paul Brennan and Scott Romans examine economic and municipal market conditions at both the national and state levels, key investment strategies and the Funds’ performance during the twelve months ending February 28, 2011. Michael Hamilton, who has 22 years of investment experience, assumed portfolio management responsibilities for the Nuveen Connecticut Municipal Bond Fund in January 2011. Paul Brennan, with 23 years of investment experience, assumed portfolio management responsibilities for the Nuveen New Jersey Municipal Bond Fund in January 2011. Scott Romans, with twelve years of investment experience, assumed portfolio management responsibilities for both the Nuveen New York Municipal Bond Fund and the Nuveen New York Insured Municipal Bond Fund in January 2011. The previous portfolio manager for all these Funds, Cathryn Steeves, managed them from 2006 until December 2010.

What factors affected the U.S. economy, the national municipal bond market and the state municipal bond markets during the twelve-month reporting period ending February 28, 2011?

During this period, the U.S. economy demonstrated some signs of improvement, supported by the efforts of both the Federal Reserve (Fed) and the federal government. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its March 2011 meeting (after the end of this reporting period), the central bank renewed its commitment to keeping the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also left unchanged its second round of quantitative easing, which calls for purchasing $600 billion in U.S. Treasury bonds by June 30, 2011. The goal of this plan is to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 and aimed at providing job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits and other federal social welfare programs.

In the fourth quarter of 2010, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 3.1%, marking the first time the economy put together six consecutive quarters of positive growth since 2006-2007. In February 2011, national unemployment dropped below 9% for the first time in 21 months, standing at 8.9%, down from 9.7% a year earlier. At the same time, inflation posted its largest gain since April 2009, as the Consumer Price Index (CPI) rose 2.1% year-over-year as of February 2011, driven mainly by increased prices for energy, particularly fuel oil and gasoline and food. The core CPI (which excludes food and energy) increased 1.1% over this period. The housing market continued to be the weak spot in the economy. For the

Nuveen Investments	5

twelve months ended January 2011 (most recent data available at the time this report was produced), the average home price in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas lost 3.1%, with 11 of the 20 metropolitan areas hitting their lowest levels since housing prices peaked in 2006.

Municipal bond prices generally rose during the first eight months of this period, as the combination of strong demand and tight supply of new tax-exempt issuance created favorable market conditions. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt under the Build America Bond (BAB) program, which was created as part of the American Recovery and Reinvestment Act of February 2009 and which expired December 31, 2010. Build America Bonds offered municipal issuers a federal subsidy equal to 35% of a bond’s interest payments, providing issuers with an alternative to traditional tax-exempt debt that often was lower in cost. For the period March 1, 2010, through December 31, 2010, taxable Build America Bonds issuance totaled $117.3 billion, accounting for 24% of new bonds issued in the municipal market. In mid-November 2010, after rallying strongly over most of the period, the municipal market suffered a reversal, due largely to investor concerns about inflation, the federal deficit, and the impact on demand for U.S. Treasuries. Adding to this situation was the popular media’s coverage of the strained finances of many state and local governments, which failed to differentiate between gaps in operating budgets and those entities’ ability to pay their municipal debt. As a result, money began to flow out of high yield funds, yields rose and valuations fell. Toward the end of this period, we saw the environment in the municipal market improve, as crossover buyers — including hedge funds and life insurance companies — were attracted by municipal bond prices and tax-exempt yields, resulting in decreased outflows, declining yields and rising valuations.

Over the twelve months ended February 28, 2011, municipal bond issuance nationwide — both tax-exempt and taxable — totaled $423.4 billion. Demand for municipal bonds was exceptionally strong during the majority of this period, especially from individual investors. In recent months, crossover buyers have provided support for the market.

The Connecticut economy continued its slow recovery from the recession. Jobs have increased slightly, although Connecticut’s unemployment rate remained close to 9% throughout the year and finished the reporting period at that level. In September 2009, Connecticut enacted its current biennial budget for the 2010 and 2011 fiscal years. This budget raised the state’s top income-tax rate from 5% to 6.5%, increased cigarette taxes by 50% and placed a temporary surcharge on corporate earnings. To balance its budget, Connecticut relied on the issuance of more than $950 million worth of deficit-financing bonds. The state essentially drew down its “rainy day” fund in the 2010 fiscal year, and completely depleted the fund in fiscal 2011. In February 2011, the state’s governor proposed a biennial budget for fiscal 2012 and 2013 that relies on a combination of tax increases, spending cuts and union concessions to close a budget deficit of more than $3 billion. According to Moody’s Investor Services, Connecticut’s per-capita debt burden is the highest in the nation at $4,859 in 2009, in contrast to the national median of $936. Approximately $3 billion in Connecticut municipal bonds were issued during the twelve months ending February 28, 2011, a 23% year-over-year decline, compared with roughly flat issuance nationwide. At period end, the state held credit ratings of Aa2 and AA from Moody’s and Standard & Poor’s (S&P), respectively.

6	Nuveen Investments

Although New Jersey’s recession was milder than average, the subsequent economic recovery has lost some steam. According to Moody’s Analytics, New Jersey is projected to lag the nation as a whole, due in part to the state’s high opportunity cost and slow population growth. At the end of February 2011, New Jersey had an unemployment rate of 9.2%, a modest uptick from the previous two months and slightly above the national average of 8.9%. The state’s $29.4 billion budget for fiscal 2011, enacted in June 2010, closed a projected deficit of $11 billion through spending cuts, including a one-year suspension of the popular property tax rebate. In February 2011, the Governor proposed a fiscal 2012 budget equal in size to the prior year’s budget. That same month, New Jersey saw its bonds’ credit rating downgraded by S&P to AA- from AA, making New Jersey one of the seven lowest-rated states in the nation. The bonds had a credit rating of Aa2 by Moody’s. Among the reasons for the state’s weak credit position was its willingness to allow a default on a Camden Country incinerator bond issue, refusing to make a final payment after paying the debt service on the bonds for almost 20 years. Overall, the state issued $15.3 billion in tax-exempt debt during the past year, a 27% year-over-year increase, compared to roughly flat issuance nationwide. That said, much of this issuance took place in a few large deals, and many traditional New Jersey borrowers instead participated in the Build America Bond program, making the availability of New Jersey tax-exempt bonds quite limited.

New York’s $1.1 trillion economy represents nearly 8% of the gross domestic product of the United States and would be the 13th largest economy in the world on a standalone basis, according to the International Monetary Fund. Compared with the nation as a whole, New York’s economic downturn was milder and its recovery has come more quickly. At the end of February 2011, the state’s unemployment was 8.2% for the third consecutive month — below the national average of 8.9% and down from 8.8% a year earlier. New York’s credit quality continued to weaken. The state’s tax collections, though up from previous levels, still remain well below projections for the 2011 fiscal year, and the state’s comptroller forecasts general fund deficits for fiscal 2012 through 2014. Roughly half of the state’s general fund revenue collections come from personal income taxes and therefore, depend on high-income but volatile Wall Street employment. New York’s $134 billion budget for fiscal 2011 was finally adopted in June 2010, several months late. Through a combination of spending cuts and a substantial increase in the state cigarette tax, this budget closed a projected gap of $9 billion. New York maintains a high level of debt per citizen, according to Moody’s — fifth highest in the nation at $3,135 and well ahead of the national median of $936. New York tax-exempt bond supply totaled $39.3 billion during the twelve months ending February 28, 2011. This was a year-over-year decline of more than 7%, compared to roughly flat issuance nationwide. At period end, New York’s credit ratings were Aa2 and AA from Moody’s and S&P, respectively.

How did the Funds perform?

The tables in the Fund Performance section of this report provide total return performance information for the one-, five- and ten-year periods ending February 28, 2011. Each Fund’s Class A Share total returns are compared with the performance of the national and corresponding state-specific Standard & Poor’s (S&P) municipal bond indexes and Lipper

Nuveen Investments	7

peer fund average. During the past year, the Class A Shares at net asset value (NAV) for all four Funds trailed both the national and their state-specific (S&P) index but outpaced their respective Lipper average.

What strategies were used to manage the Funds during the twelve-month reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used in previous years, although our ability to implement those strategies depended on the individual characteristics of the portfolios, as well as market conditions within each state.

Nuveen Connecticut Municipal Bond Fund

The Fund’s Class A Shares at net asset value (NAV) trailed both the S&P National Municipal Bond Index and the S&P Connecticut Municipal Bond Index. However, the Fund outpaced the Lipper Connecticut Municipal Debt Funds Average.

Compared with the S&P National Municipal Bond Index, sector exposure had a negative impact on the Fund’s relative performance. For example, the portfolio was underweighted in Connecticut general obligation bonds. Owing to their generally higher credit ratings, they held up better when investors became more risk-averse in the period’s final months. Having less exposure to this solidly performing category turned out to be a comparative negative. Other sources of underperformance were relative overweightings in two sectors that did not do well — education and health care. In contrast, the Fund benefited from a housing bond sector overweighting, and having less exposure to the weaker-performing transportation bond sector also helped.

A slight overweighting to BBB-rated bonds also was helpful to performance. Although these issues were hampered by their lower credit quality, many of the individual positions we owned were shorter in duration, enabling them to perform better amid rising interest rates in the period’s final months. Our exposure to bonds with shorter call dates, which were also less sensitive to rising rates, also benefited performance.

For most of the year, we made relatively few changes to the portfolio. The issuance of Connecticut bonds was severely limited, often making it difficult to find attractive new issues. Also, for roughly eight months of the period, bond prices were fairly high, and we saw too few securities offering what we thought were good values. In this environment, we believed it made more sense to retain the Fund’s existing positions than to exchange them for new opportunities providing less performance potential.

Accordingly, most of our buying activity focused on reinvesting the proceeds of called bonds, which we deployed into what we believed were the best available investment opportunities. Whenever possible, we tried to buy positions on the longer end of the yield curve to maintain the Fund’s duration in line with its benchmark. We found some value among certain higher education, health care and utility bonds. Late in the period, we also added housing bonds at a time when the portfolio had some cash available for investment. This purchase enabled us to increase the Fund’s exposure to an underweighted sector and also provided a hedge against higher interest rates, as the

8	Nuveen Investments

housing bond sector has historically tended to outperform others during rising-rate environments. In addition, we bought some zero-coupon Puerto Rico sales-tax bonds in an effort to keep the Fund fully invested (bonds issued by U.S. territories are generally fully tax-exempt in all fifty states).

We added several out-of-state positions that we felt were compensating investors sufficiently, even given the lack of a state-tax exemption. For example, we bought an Illinois bond issue because of our belief that investors’ negative sentiment surrounding the state’s credit quality was pushing down the securities prices lower than they deserved to be. We also added a Massachusetts bond issue that we believed was highly liquid, making it relatively easy to sell quickly once suitable Connecticut investments come to market.

Nuveen New Jersey Municipal Bond Fund

The Fund’s Class A Shares at net asset value (NAV) trailed both the S&P National Municipal Bond Index and the S&P New Jersey Municipal Bond Index. The Fund outpaced the Lipper New Jersey Municipal Debt Funds Average.

Several factors hampered the Fund’s performance relative to the S&P National Municipal Bond Index. First, the portfolio’s duration was slightly longer than that of the benchmark, and, unfortunately, this positioning hampered returns by making the Fund more sensitive to rising interest rates. In fact, we had intentionally extended portfolio duration because we expected the federal Build America Bond program — which had boosted the tax-exempt bond market’s performance by limiting the supply of debt — to be extended, given the program’s broad popularity. After the November election, however, the renewal prospects for the Build America Bond program dimmed, and it ultimately was allowed to expire at the end of 2010.

Another negative was elevated exposure to New Jersey agency bonds and other securities with performance closely tied to the state’s financial health. As we discussed earlier, New Jersey’s credit quality deteriorated during the period, and as the state’s finances suffered, so did their bonds. Our allocation to tobacco bonds further hampered results. These predominantly lower-rated securities performed poorly, especially in the period’s second half as investors’ risk aversion increased.

On the positive side, the Fund benefited from its significant exposure to health care bonds. Because hospitals were among the few issuers ineligible to issue Build America bonds, they benefited from increased demand from portfolio managers who wanted exposure to the sector. Also, security selection was strong in the health care sector, with many individual holdings performing well. Pre-refunded bonds also contributed to the Fund’s performance, as these securities’ very high credit quality and short maturities made them successful performers in a difficult market environment.

As in all types of market environments, our main focus was on using fundamental credit research to find attractively valued bonds backed by financially solid issuers. Most of the buying activity for the portfolio took place in the first half of the period. To keep the Fund’s duration sufficiently long, we favored bonds with later maturity or call dates. We also invested in several sectors we believed provided value for our shareholders. For example, we added to New Jersey agency bonds and other securities directly tied to the

Nuveen Investments	9

state’s credit quality, choosing positions with relatively good yields and low prices compared with comparable, non-state-backed bonds. As we mentioned, this strategy did not help performance during the period, but we continue to be optimistic about the prospects for these holdings in the future.

We took a similar approach to the tobacco bond sector. As these bonds fell in price, we added to our holdings. In part this was to reduce the Fund’s underweighting relative to the national market, and in part it was because we felt the bonds offered very good value. Unfortunately, this was another instance where we were confident in our long-term strategy, but in retrospect we executed it too soon, as tobacco bonds continued to sell off after our purchase.

Other purchases made during the period included some health care bonds as well as a student housing project bond issue. In addition, as we mentioned in our previous shareholder report, we added a position in Washington, D.C., bonds issued for National Public Radio (NPR). Although our preference is to own New Jersey - issued bonds for their state-tax exemption, uneven patterns of bond issuance in the state made it difficult to remain fully invested without looking elsewhere for investments. Our plan, of course, is to replace these securities with suitable New Jersey securities when they become available.

Nuveen New York Municipal Bond Fund and

Nuveen New York Insured Municipal Bond Fund

The Class A Shares at net asset value (NAV) for the Nuveen New York Municipal Bond Fund and the Nuveen New York Insured Municipal Bond Fund trailed their respective national indexes, the S&P National Municipal Bond Index and the S&P Insured National Municipal Bond Index. Both Funds also lagged the S&P New York Municipal Bond Index but beat their respective Lipper peer group averages.

Compared with the S&P national index, an overweighting in BBB-rated bonds, which lagged the national market hurt the uninsured Fund, as investors favored higher-quality securities. Similarly, the Fund’s underweighting in AAA-rated and AA-rated issues also weighed on its relative performance. The insured Fund, meanwhile, benefited from its allocation to AA-rated and A-rated bonds, although a smaller position in AAA-rated bonds — the market’s highest credit quality segment — hampered results.

Both Funds benefited from favorable sector positioning. The uninsured Fund, for example, was helped by an overweighting in New York health care bonds, which outperformed the national market and added to the portfolio’s returns. In contrast, the health care sector was a source of underperformance for the insured portfolio, as some of the individual hospital bonds we owned had longer durations — hampering results as interest rates rose — or were purchased at inopportune times, such as before a market sell-off.

Positioning in several other sectors helped the uninsured Fund’s performance. Underweighting the poor-performing tobacco sector proved helpful, as did overweighting industrial development revenue, or corporate-backed, municipal bonds. The reasons for the latter group’s outperformance were primarily technical. Investors noted a mismatch between the valuations of tax-exempt bonds backed by corporate issuers and similar

10	Nuveen Investments

corporate-backed securities in the taxable market, so they took advantage of an opportunity to capture better values on the tax-exempt side. In contrast, the uninsured Fund saw underperformance from its “other revenue” bonds — especially tax-increment-finance (TIF) district issues — and would have benefited from having a greater exposure to local general obligation bonds, which outperformed the national market. The insured Fund benefited from its positioning among local GO debt as well as other tax-supported bonds. The insured Fund was also helped by its sector positioning in education, toll roads and airports.

Duration made a very small positive contribution to the uninsured Fund’s performance but had a greater positive impact on the insured Fund, which benefited from being underweighted in very long-dated bonds and from having exposure to short-dated securities belonging to stronger-performing sectors.

Trading activity was quite limited in both portfolios, given realtively few investment opportunities during the period. In the uninsured Fund, we found some value among health care bonds across the spectrum of credit ratings. We also purchased education bonds as well as a handful of lower-rated airport and charter school positions. In addition, we added to our position in Puerto Rico sales tax bonds, enabling us to keep the Fund fully invested during a time of modest issuance in New York.

Purchase activity was even more limited for the insured Fund, given the very modest issuance of New York insured bonds. Most of our purchases came in the first ten months of the reporting period, with a focus on higher-grade issuance. Purchases came from the higher education, dedicated-tax, transportation and health care sectors. As with the uninsured Fund, new purchases were funded with the proceeds of bond calls as opposed to selling existing positions.

Recent Changes to the Investment Policies of Nuveen Insured Funds

Effective as of the close of business on April 27, 2011, the Nuveen New York Insured Municipal Bond Fund will close to new investors. Investors in the Fund as of that date may continue to invest in the Fund, including through the reinvestment of dividends and capital gains distributions.

In addition, effective May 31, 2011:

•

The Fund will no longer be required to invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. The Fund will continue to be subject to the requirement that it invest at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and New York personal income tax.

•	The Fund’s name will be changed to Nuveen New York Municipal Bond Fund 2.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. Market interest rate changes will cause the value of debt securities (and the value of shares of funds that invest in them) to fluctuate, and may also impact income over time. Credit risk refers to an issuer’s ability to make interest and principal payments when due.

Nuveen Investments	11

Dividend Information

The Class C Shares of the Nuveen New Jersey Municipal Bond Fund saw a dividend reduction in May 2010, while the Class C Shares of the Nuveen New York Municipal Bond Fund had a dividend cut in August 2010. The Class I Shares of the New Jersey Fund experienced a decrease to its dividend in February 2011, as did the Class I Shares of the New York Municipal Fund. There were no changes to the dividends of the Nuveen Connecticut Municipal Bond Fund or the Nuveen New York Insured Municipal Bond Fund.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 28, 2011, all four Funds had positive UNII balances for both tax purposes and financial reporting purposes.

12	Nuveen Investments

Fund Performance (Unaudited)

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and benchmark return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

Nuveen Connecticut Municipal Bond Fund

Average Annual Total Returns as of February 28, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.13%	3.39%	4.37%
Class A Shares at Offer	-3.12%	2.51%	3.92%
Standard & Poor’s (S&P) Connecticut Municipal Bond Index*	1.37%	3.92%	4.56%
Standard & Poor’s (S&P) National Municipal Bond Index*	1.63%	3.74%	4.75%
Lipper Connecticut Municipal Debt Funds Average*	0.34%	2.76%	3.76%

Class B Shares w/o CDSC	0.48%	2.63%	3.75%
Class B Shares w/CDSC	-3.41%	2.46%	3.75%
Class C Shares	0.71%	2.85%	3.80%
Class I Shares	1.36%	3.60%	4.85%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.02%	3.51%	4.26%
Class A Shares at Offer	-3.24%	2.63%	3.81%
Class B Shares w/o CDSC	0.28%	2.75%	3.63%
Class B Shares w/CDSC	-3.61%	2.57%	3.63%
Class C Shares	0.41%	2.94%	3.69%
Class I Shares	1.25%	3.73%	4.47%

Class A Shares have a maximum 4.20% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Growth of an Assumed $10,000 Investment as of February 28, 2011 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	13

Fund Performance (Unaudited) (continued)

Nuveen New Jersey Municipal Bond Fund

Average Annual Total Returns as of February 28, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	0.14%	3.17%	4.13%
Class A Shares at Offer	-4.10%	2.30%	3.69%
Standard & Poor’s (S&P) New Jersey Municipal Bond Index*	0.70%	3.74%	4.81%
Standard & Poor’s (S&P) National Municipal Bond Index*	1.63%	3.74%	4.75%
Lipper New Jersey Municipal Debt Funds Average*	-0.03%	2.58%	3.82%

Class B Shares w/o CDSC	-0.59%	2.41%	3.53%
Class B Shares w/CDSC	-4.43%	2.24%	3.53%
Class C Shares	-0.41%	2.61%	3.58%
Class I Shares	0.36%	3.40%	4.35%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	-0.15%	3.27%	4.03%
Class A Shares at Offer	-4.31%	2.38%	3.59%
Class B Shares w/o CDSC	-0.88%	2.51%	3.42%
Class B Shares w/CDSC	-4.71%	2.34%	3.42%
Class C Shares	-0.71%	2.71%	3.46%
Class I Shares	0.06%	3.50%	4.25%

Class A Shares have a maximum 4.20% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Growth of an Assumed $10,000 Investment as of February 28, 2011 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in this Report for definitions.

14	Nuveen Investments

Nuveen New York Municipal Bond Fund

Average Annual Total Returns as of February 28, 2011

	Average Annual
	1-Year	5-Year	10-Year

Class A Shares at NAV	1.12%	3.57%	4.48%
Class A Shares at Offer	-3.13%	2.68%	4.03%
Standard & Poor’s (S&P) New York Municipal Bond Index*	1.66%	4.03%	4.85%
Standard & Poor’s (S&P) National Municipal Bond Index*	1.63%	3.74%	4.75%
Lipper New York Municipal Debt Funds Average*	0.30%	2.70%	3.76%

Class B Shares w/o CDSC	0.39%	2.80%	3.86%
Class B Shares w/CDSC	-3.49%	2.63%	3.86%
Class C Shares	0.58%	3.01%	3.91%
Class I Shares	1.44%	3.80%	4.70%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.73%	3.65%	4.37%
Class A Shares at Offer	-3.52%	2.76%	3.92%
Class B Shares w/o CDSC	-0.09%	2.87%	3.75%
Class B Shares w/CDSC	-3.95%	2.70%	3.75%
Class C Shares	0.19%	3.09%	3.81%
Class I Shares	0.95%	3.85%	4.59%

Class A Shares have a maximum 4.20% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Growth of an Assumed $10,000 Investment as of February 28, 2011 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	15

Fund Performance (Unaudited) (continued)

Nuveen New York Insured Municipal Bond Fund

Average Annual Total Returns as of February 28, 2011

	Average Annual
	1-Year	5-Year	10-Year

Class A Shares at NAV	1.16%	3.15%	4.19%
Class A Shares at Offer	-3.05%	2.26%	3.75%
Standard & Poor’s (S&P) New York Municipal Bond Index*	1.66%	4.03%	4.85%
Standard & Poor’s (S&P) Insured National Municipal Bond Index*	1.24%	3.60%	4.75%
Lipper Single-State Insured Municipal Debt Funds Average*	0.26%	2.78%	3.61%

Class B Shares w/o CDSC	0.34%	2.36%	3.58%
Class B Shares w/CDSC	-3.55%	2.19%	3.58%
Class C Shares	0.62%	2.57%	3.63%
Class I Shares	1.39%	3.34%	4.41%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.94%	3.24%	4.06%
Class A Shares at Offer	-3.27%	2.36%	3.62%
Class B Shares w/o CDSC	0.23%	2.47%	3.45%
Class B Shares w/CDSC	-3.66%	2.30%	3.45%
Class C Shares	0.41%	2.66%	3.49%
Class I Shares	1.18%	3.45%	4.27%

Class A Shares have a maximum 4.20% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Growth of an Assumed $10,000 Investment as of February 28, 2011 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in this Report for definitions.

16	Nuveen Investments

Yields (Unaudited) as of February 28, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the net asset value (NAV) per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

Nuveen Connecticut Municipal Bond Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares at NAV	4.12%	3.69%	—	5.39%
Class A Shares at Offer	3.95%	—	3.53%	5.16%
Class B Shares	3.36%	2.91%	—	4.25%
Class C Shares	3.59%	3.13%	—	4.58%
Class I Shares	4.34%	—	3.89%	5.69%

Nuveen New Jersey Municipal Bond Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares at NAV	4.34%	4.39%	—	6.51%
Class A Shares at Offer	4.16%	—	4.20%	6.23%
Class B Shares	3.58%	3.62%	—	5.37%
Class C Shares	3.77%	3.82%	—	5.67%
Class I Shares	4.50%	—	4.58%	6.80%

Nuveen New York Municipal Bond Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[3]
Class A Shares at NAV	4.39%	4.30%	—	6.41%
Class A Shares at Offer	4.20%	—	4.12%	6.14%
Class B Shares	3.64%	3.55%	—	5.29%
Class C Shares	3.81%	3.75%	—	5.59%
Class I Shares	4.55%	—	4.50%	6.71%

Nuveen New York Insured Municipal Bond Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[3]
Class A Shares at NAV	3.95%	3.62%	—	5.39%
Class A Shares at Offer	3.78%	—	3.47%	5.17%
Class B Shares	3.21%	2.89%	—	4.31%
Class C Shares	3.40%	3.09%	—	4.61%
Class I Shares	4.17%	—	3.83%	5.71%

1	The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.6%.

2	The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.6%.

3	The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.9%.

Nuveen Investments	17

Holding Summaries (Unaudited) as of February 28, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Nuveen Connecticut Municipal Bond Fund

Bond Credit Quality1

Nuveen New Jersey Municipal Bond Fund

Bond Credit Quality1

Nuveen New York Municipal Bond Fund

Bond Credit Quality1

Nuveen New York Insured Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Education and Civic Organizations	21.2%
Tax Obligation/General	16.4%
Utilities	11.9%
Tax Obligation/Limited	11.8%
Health Care	11.6%
Water and Sewer	9.2%
U.S. Guaranteed	5.3%
Housing/Single Family	5.3%
Other	7.3%

Portfolio Composition[1]
Tax Obligation/Limited	24.6%
Health Care	20.1%
Transportation	13.8%
Education and Civic Organizations	10.9%
U.S. Guaranteed	8.1%
Tax Obligation/General	4.9%
Housing/Multifamily	4.1%
Other	13.5%

Portfolio Composition[1]
Tax Obligation/Limited	23.2%
Health Care	17.2%
Education and Civic Organizations	13.6%
Transportation	12.9%
Utilities	10.4%
Housing/Multifamily	4.8%
Tax Obligation/General	4.5%
Other	13.4%

Portfolio Composition[1]
Tax Obligation/Limited	31.7%
Transportation	19.6%
Health Care	11.9%
Utilities	9.5%
Education and Civic Organizations	8.3%
Tax Obligation/General	7.8%
Other	11.2%

Insurers[2,3]
NPFG[4]	28.9%
AMBAC	27.4%
AGM	17.9%
FGIC	17.8%
Other	8.0%

1	As a percentage of total investments as of February 28, 2011. Holdings are subject to change.

2	As a percentage of total Insured investments as of February 28, 2011. Holdings are subject to change.

3	During the fiscal year ended February 28, 2011, the Fund invested at least 80% of its net assets in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 — General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 93% of the Fund’s total investments are invested in Insured securities.

4	MBIA’s public finance subsidiary.

18	Nuveen Investments

Expense Ratios (Unaudited)

The expense ratios below reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses but exclude interest expense on self-deposited inverse floaters held by the Funds, if any.

Nuveen Connecticut Municipal Bond Fund		Nuveen New Jersey Municipal Bond Fund
Share Class	Gross Expense Ratios	Share Class	Gross Expense Ratios
Class A	0.83%	Class A	0.85%
Class B	1.58%	Class B	1.60%
Class C	1.38%	Class C	1.40%
Class I	0.63%	Class I	0.65%

Nuveen New York Municipal Bond Fund		Nuveen New York Insured Municipal Bond Fund
Share Class	Gross Expense Ratios	Share Class	Gross Expense Ratios
Class A	0.84%	Class A	0.85%
Class B	1.59%	Class B	1.59%
Class C	1.39%	Class C	1.39%
Class I	0.64%	Class I	0.65%

Nuveen Investments	19

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Connecticut Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/11)	$964.80	$962.10	$962.30	$966.00	$1,020.88	$1,017.11	$1,018.15	$1,021.87
Expenses Incurred During Period	$3.85	$7.54	$6.52	$2.88	$3.96	$7.75	$6.71	$2.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .79%, 1.55%, 1.34% and .59% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen New Jersey Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/11)	$948.90	$945.40	$946.10	$950.10	$1,020.78	$1,017.01	$1,018.05	$1,021.72
Expenses Incurred During Period	$3.91	$7.57	$6.56	$3.00	$4.06	$7.85	$6.80	$3.11

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.57%, 1.36% and .62% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20	Nuveen Investments

Nuveen New York Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/11)	$957.20	$952.80	$954.50	$958.30	$1,020.83	$1,017.06	$1,018.10	$1,021.82
Expenses Incurred During Period	$3.88	$7.55	$6.54	$2.91	$4.01	$7.80	$6.76	$3.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .80%, 1.56%, 1.35% and .60% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen New York Insured Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/11)	$967.70	$963.30	$965.10	$968.90	$1,020.78	$1,017.06	$1,018.10	$1,021.77
Expenses Incurred During Period	$3.95	$7.59	$6.58	$2.98	$4.06	$7.80	$6.76	$3.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.56%, 1.35% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	21

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Connecticut Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, Nuveen New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the “Funds”) at February 28, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois

April 27, 2011

22	Nuveen Investments

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.9%

$3,910	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset – Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$3,562,792

3,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB	3,084,510
6,910	Total Consumer Staples			6,647,302
	Education and Civic Organizations – 21.0%

210	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/20	4/17 at 100.00	N/R	193,910

1,540	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School, Series 2003B, 5.000%, 7/01/33 – NPFG Insured	7/13 at 100.00	Baa1	1,479,817

1,490	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 1998A, 5.000%, 7/01/18 – RAAI Insured	7/11 at 100.00	N/R	1,490,253

1,435	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 – RAAI Insured	7/16 at 100.00	N/R	1,219,477

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate School, Series 2007A:
960	5.000%, 7/01/27 – RAAI Insured	7/17 at 100.00	N/R	874,330
400	5.000%, 7/01/32 – RAAI Insured	7/17 at 100.00	N/R	349,568

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College, Series 2007G, 4.500%, 7/01/37 – NPFG Insured	7/17 at 100.00	A2	1,744,640

3,200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2010-O, 5.000%, 7/01/35	7/20 at 100.00	A–	3,023,392

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Horace Bushnell Memorial Hall, Series 1999A, 5.625%, 7/01/29 – NPFG Insured	7/11 at 100.00	Baa1	1,968,380

650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Kent School, Series 2004D, 5.000%, 7/01/16 – NPFG Insured	1/15 at 100.00	Baa1	689,293

900	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2001E, 5.250%, 7/01/21	7/11 at 101.00	A2	918,396

4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2006H, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	A–	3,753,960

4,450	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	A–	4,507,583

4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-K2, 5.000%, 7/01/31 – NPFG Insured	7/18 at 100.00	A–	3,949,440

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School, Series 2007A:
395	5.000%, 7/01/30 – AMBAC Insured	7/17 at 100.00	N/R	374,108
265	5.000%, 7/01/37 – AMBAC Insured	7/17 at 100.00	N/R	230,908

1,230	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 1998E, 5.000%, 7/01/28 – RAAI Insured	7/11 at 100.00	Baa2	1,105,795

650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2004H, 5.000%, 7/01/17 – NPFG Insured	7/14 at 100.00	A+	712,712

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2007J, 4.500%, 7/01/37 – NPFG Insured	7/17 at 100.00	A1	1,723,320

1,400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2010M, 4.250%, 7/01/28	7/20 at 100.00	A+	1,335,362

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2002E:
1,400	5.500%, 7/01/22 – RAAI Insured	7/12 at 101.00	BBB–	1,397,550
6,000	5.250%, 7/01/32 – RAAI Insured	7/12 at 101.00	BBB–	5,323,439

Nuveen Investments	23

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund (continued)

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2006G:
$4,995	5.250%, 7/01/26 – RAAI Insured	7/16 at 100.00	BBB–	$4,737,408
2,250	5.250%, 7/01/36 – RAAI Insured	7/16 at 100.00	BBB–	1,919,948

685	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42	7/13 at 100.00	AAA	688,637

10,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	10,187,986

3,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42	7/17 at 100.00	AAA	3,047,760

605	Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan Program, Series 2001A, 5.250%, 11/15/18 – NPFG Insured (Alternative Minimum Tax)	11/11 at 100.00	Aa2	609,265

2,000	Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan Program, Series 2010A, 4.000%, 11/15/30	11/20 at 100.00	Aa2	1,714,960

1,435	University of Connecticut, General Obligation Bonds, Series 2004A, 5.000%, 1/15/16 – NPFG Insured	1/14 at 100.00	AA	1,558,970

2,670	University of Connecticut, General Obligation Bonds, Series 2005A, 5.000%, 2/15/17 – AGM Insured	2/15 at 100.00	AA+	2,980,361

	University of Connecticut, General Obligation Bonds, Series 2009A:
1,000	5.000%, 2/15/27	2/19 at 100.00	AA	1,054,010
1,000	5.000%, 2/15/28	2/19 at 100.00	AA	1,048,480

630	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/27	11/19 at 100.00	Aa2	665,242

3,120	University of Connecticut, Student Fee Revenue Refunding Bonds, Series 2002A, 5.250%, 11/15/20 – FGIC Insured	11/12 at 101.00	Aa2	3,342,394
74,015	Total Education and Civic Organizations			71,921,054
	Energy – 0.1%

500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Baa3	419,980
	Health Care – 11.5%

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bridgeport Hospital Issue, Series 1992A, 6.625%, 7/01/18 – NPFG Insured	7/11 at 100.00	Baa1	2,023,680

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital, Series 2002B:
1,000	5.500%, 7/01/21 – RAAI Insured	7/12 at 101.00	N/R	939,060
4,025	5.500%, 7/01/32 – RAAI Insured	7/12 at 101.00	N/R	3,500,865

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Danbury Hospital, Series 1999G:
500	5.700%, 7/01/22 – AMBAC Insured	7/11 at 100.00	N/R	500,870
1,235	5.625%, 7/01/25 – AMBAC Insured	7/11 at 100.00	N/R	1,226,503

640	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2000A, 6.000%, 7/01/25 – RAAI Insured	7/11 at 100.00	N/R	621,978

2,240	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2005, 5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	1,952,138

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special Care, Series 2007C:
500	5.250%, 7/01/22 – RAAI Insured	No Opt. Call	BBB–	492,830
1,005	5.250%, 7/01/32 – RAAI Insured	7/17 at 100.00	BBB–	890,591

90	Connecticut Health and Educational Facilities Authority, Revenue Bonds, St. Francis Hospital and Medical Center, Series 2002D, 5.000%, 7/01/22 – RAAI Insured	7/12 at 101.00	N/R	80,410

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$3,620	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2010-I, 5.000%, 7/01/30	7/20 at 100.00	A	$3,545,066

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, William W. Backus Hospital, Series 2005, 5.000%, 7/01/28 – AGM Insured	7/18 at 100.00	AA+	1,991,840

11,460	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale – New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	Aa3	11,336,686

1,300	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale – New Haven Hospital, Series 2010M, 5.500%, 7/01/40	7/20 at 100.00	Aa3	1,277,588

490	Connecticut Health and Educational Facilities Authority, Revenue Refunding Bonds, Middlesex Health Services, Series 1997H, 5.125%, 7/01/27 – NPFG Insured	7/11 at 100.00	A2	453,872

2,500	Connecticut Health and Eductaional Facilities Authority, Revenue Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40	11/19 at 100.00	Aa1	2,388,200

590	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	561,656

3,900	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	3,967,548

1,670	Orange County Health Facilities Authority, Florida, Orlando Regional Healthcare System Revenue Bonds, Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,613,905
40,765	Total Health Care			39,365,286
	Housing/Multifamily – 0.8%

2,875	Connecticut Housing Finance Authority, Multifamily Housing Mortgage Finance Program Bonds, Series 2006G-2, 4.800%, 11/15/27 (Alternative Minimum Tax)	11/15 at 100.00	AAA	2,729,841
	Housing/Single Family – 5.2%

	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001C:
1,595	5.300%, 11/15/33 (Alternative Minimum Tax)	5/11 at 100.00	AAA	1,541,727
5,160	5.450%, 11/15/43 (Alternative Minimum Tax)	5/11 at 100.00	AAA	4,976,614

5,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2004-A5, 5.050%, 11/15/34	5/13 at 100.00	AAA	5,014,150

	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006-A1:
1,610	4.700%, 11/15/26 (Alternative Minimum Tax)	11/15 at 100.00	AAA	1,525,990
1,735	4.800%, 11/15/31 (Alternative Minimum Tax)	11/15 at 100.00	AAA	1,595,870

3,410	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D, 4.650%, 11/15/27	5/16 at 100.00	AAA	3,306,438
18,510	Total Housing/Single Family			17,960,789
	Long-Term Care – 3.1%

	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Church Homes Inc. – Congregational Avery Heights, Series 1997:
380	5.700%, 4/01/12	4/11 at 100.00	BBB–	380,657
2,560	5.800%, 4/01/21	4/11 at 100.00	BBB–	2,500,710

	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Connecticut Baptist Homes Inc., Series 1999:
875	5.500%, 9/01/15 – RAAI Insured	3/11 at 101.00	BBB–	878,955
500	5.625%, 9/01/22 – RAAI Insured	3/11 at 101.00	BBB–	482,845

1,700	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Elim Park Baptist Home Inc., Series 1998A, 5.375%, 12/01/18	6/11 at 100.00	BBB+	1,670,794

Nuveen Investments	25

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund (continued)

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$3,270	Connecticut Housing Finance Authority, State Supported Special Obligation Bonds, Refunding Series 2010-16, 5.000%, 6/15/30	6/20 at 100.00	AA	$3,303,681

	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A:
250	6.125%, 1/01/14	11/11 at 100.00	N/R	250,883
830	7.625%, 1/01/30	1/20 at 100.00	N/R	845,231
350	7.750%, 1/01/43	1/20 at 100.00	N/R	356,885
10,715	Total Long-Term Care			10,670,641
	Tax Obligation/General – 16.2%

1,500	Bridgeport, Connecticut, General Obligation Refunding Bonds, Series 2002A, 5.375%, 8/15/19 – FGIC Insured	8/12 at 100.00	A1	1,541,700

2,330	Connecticut State, General Obligation Bonds, Series 2004C, 5.000%, 4/01/23 – FGIC Insured	4/14 at 100.00	AA	2,448,597

5,000	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	5,233,150

2,200	Connecticut State, General Obligation Bonds, Series 2006C, 5.000%, 6/01/23 – AGM Insured	6/16 at 100.00	AA+	2,342,340

1,000	Connecticut State, General Obligation Bonds, Series 2006E, 5.000%, 12/15/20	12/16 at 10.00	AA	1,103,690

	Connecticut State, General Obligation Bonds, Series 2008C:
1,000	5.000%, 11/01/26	11/18 at 100.00	AA	1,066,490
1,000	5.000%, 11/01/27	11/18 at 100.00	AA	1,059,710
1,000	5.000%, 11/01/28	11/18 at 100.00	AA	1,053,640

	Connecticut, General Obligation Bonds, Series 2001C:
5,000	5.500%, 12/15/13 (UB)	No Opt. Call	AA	5,606,350
10,000	5.500%, 12/15/14 (UB)	No Opt. Call	AA	11,446,100

545	East Lyme, Connecticut, General Obligation Bonds, Series 2001, 5.000%, 7/15/16 – FGIC Insured	7/11 at 102.00	Aa2	564,418

	Hartford, Connecticut, General Obligation Bonds, Series 2005A:
1,195	5.000%, 8/01/20 – AGM Insured	8/15 at 100.00	AA+	1,276,702
595	5.000%, 8/01/21 – AGM Insured	8/15 at 100.00	AA+	629,349
1,210	4.375%, 8/01/24 – AGM Insured	8/15 at 100.00	AA+	1,217,708

485	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	553,254

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
700	5.500%, 7/01/14 – AGM Insured	No Opt. Call	AA+	759,773
2,125	5.500%, 7/01/16 – AGM Insured	No Opt. Call	AA+	2,301,248
2,500	5.500%, 7/01/17 – AGM Insured	No Opt. Call	AA+	2,713,175
2,870	5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA+	3,094,979
1,875	5.500%, 7/01/19 – AGM Insured	No Opt. Call	AA+	2,016,244

1,700	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A3	1,650,207

1,000	Quincy, Massachusetts, General Obligation Bonds, Series 2011, 5.125%, 12/01/33	12/20 at 100.00	Aa2	1,022,430

	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
1,280	7.000%, 12/01/24 – AGM Insured	12/20 at 100.00	AA+	1,396,877
1,415	7.000%, 12/01/25 – AGM Insured	12/20 at 100.00	AA+	1,531,780
1,725	7.000%, 12/01/27 – AGM Insured	12/20 at 100.00	AA+	1,855,427
51,250	Total Tax Obligation/General			55,485,338
	Tax Obligation/Limited – 11.7%

2,600	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2006F, 5.000%, 7/01/36 – AGC Insured	7/16 at 100.00	AA+	2,554,006

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$1,250	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2008G, 6.000%, 7/01/28 – AGC Insured	7/18 at 100.00	AA+		$1,332,650

825	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Child Care Facilities Program, Series 1998A, 5.000%, 7/01/28 – AMBAC Insured	7/11 at 100.00	N/R		797,552

2,895	Connecticut Health and Educational Facilities Authority, Revenue Bonds, New Opportunities for Waterbury Inc., Series 1998A, 6.750%, 7/01/28	7/11 at 102.00	A		2,982,834

	Connecticut, Certificates of Participation, Juvenile Training School, Series 2001:
1,275	5.000%, 12/15/20	12/11 at 101.00	AA–		1,322,953
1,000	5.000%, 12/15/30	12/11 at 101.00	AA–		1,004,100

5,000	Connecticut, Special Tax Obligation Transportation Infrastructure Bonds, Series 2008A, 5.000%, 11/01/28	No Opt. Call	AA		5,191,650

790	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 1992B, 6.125%, 9/01/12	No Opt. Call	AA		825,005

1,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2003B, 5.000%, 1/01/23 – FGIC Insured	1/14 at 100.00	AA		1,053,800

5,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/26 – AMBAC Insured	8/17 at 100.00	AA		5,227,350

1,900	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB–		1,856,509

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
200	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	A3		186,494
4,100	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	A3		3,709,967

4,650	Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%, 8/01/16 – AGM Insured	8/15 at 100.00	AA+		4,878,641

1,050	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	Aa2		1,025,693

13,230	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A, 0.000%, 8/01/33	No Opt. Call	A+		3,077,695

1,700	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A2		1,766,079

1,370	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB		1,290,800
49,835	Total Tax Obligation/Limited				40,083,778
	Transportation – 1.1%

2,100	Connecticut, General Airport Revenue Bonds, Bradley International Airport, Series 2001A, 5.125%, 10/01/26 – NPFG Insured (Alternative Minimum Tax)	4/11 at 101.00	A–		2,101,218

1,360	New Haven, Connecticut, Revenue Refunding Bonds, Air Rights Parking Facility, Series 2002, 5.375%, 12/01/14 – AMBAC Insured	No Opt. Call	N/R		1,510,158

250	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/11 at 100.00	CCC+		206,255
3,710	Total Transportation				3,817,631
	U.S. Guaranteed – 5.3% (4)

1,440	Bridgeport, Connecticut, General Obligation Bonds, Series 2003A, 5.250%, 9/15/22 (Pre-refunded 9/15/13) – AGM Insured	9/13 at 100.00	AA+	(4)	1,605,312

395	Colchester, Connecticut, General Obligation Bonds, Series 2001, 5.500%, 6/15/14 (Pre-refunded 6/15/11) – FGIC Insured	6/11 at 102.00	Aa2	(4)	409,019

65	Connecticut Development Authority, Revenue Bonds, Duncaster Inc., Series 2002, 4.750%, 8/01/32 (Pre-refunded 8/01/12) – RAAI Insured	8/12 at 101.00	BBB	(4)	69,259

Nuveen Investments	27

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund (continued)

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$935	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lutheran General Healthcare System – Parkside Lodges Projects, Series 1989, 7.375%, 7/01/19 (ETM)	7/11 at 100.00	AAA		$1,147,638

2,000	Connecticut, General Obligation Bonds, Series 2002B, 5.500%, 6/15/21 (Pre-refunded 6/15/12)	6/12 at 100.00	AA	(4)	2,130,660

4,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2002B, 5.000%, 12/01/20 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA	(4)	4,306,960

470	East Lyme, Connecticut, General Obligation Bonds, Series 2001, 5.000%, 7/15/16 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 102.00	Aa2	(4)	487,827

365	New Haven, Connecticut, General Obligation Bonds, Series 2001A, 5.000%, 11/01/20 (Pre-refunded 11/01/11) – FGIC Insured	11/11 at 100.00	A1	(4)	370,176

1,460	Regional School District 8, Andover, Hebron and Marlborough, Connecticut, General Obligation Bonds, Series 2002, 5.000%, 5/01/21 (Pre-refunded 5/01/11) – AGM Insured	5/11 at 101.00	Aa3	(4)	1,486,645

1,000	University of Connecticut, General Obligation Bonds, Series 2002A, 5.375%, 4/01/18 (Pre-refunded 4/01/12)	4/12 at 100.00	AA	(4)	1,054,300

2,160	University of Connecticut, Student Fee Revenue Bonds, Series 2002A, 5.250%, 5/15/18 (Pre-refunded 5/15/12)	5/12 at 100.00	Aa2	(4)	2,286,209

	Waterbury, Connecticut, General Obligation Bonds, Series 2002A:
1,500	5.375%, 4/01/16 (Pre-refunded 4/01/12) – AGM Insured	4/12 at 100.00	AA+	(4)	1,578,060
1,090	5.375%, 4/01/17 (Pre-refunded 4/01/12) – AGM Insured	4/12 at 100.00	AA+	(4)	1,146,724
16,880	Total U.S. Guaranteed				18,078,789
	Utilities – 11.8%

3,800	Bristol Resource Recovery Facility Operating Committee, Connecticut, Solid Waste Revenue Bonds, Covanta Bristol Inc., Series 2005, 5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	AA		3,982,210

2,725	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Connecticut Light and Power Company, Series 1993A, 5.850%, 9/01/28	4/11 at 101.00	Baa1		2,736,745

3,000	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Western Massachusetts Electric Company, Series 1993A, 5.850%, 9/01/28	10/11 at 100.50	BBB		3,012,930

3,740	Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, PSEG Power LLC Project, Series 2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)	11/12 at 100.00	Baa1		3,507,559

5,250	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1992A, 6.450%, 11/15/22 (Alternative Minimum Tax)	5/11 at 100.00	BB+		5,249,580

1,000	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)	12/11 at 102.00	Ba1		970,310

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
715	5.500%, 1/01/14 (Alternative Minimum Tax)	7/11 at 100.00	BBB		716,952
6,685	5.500%, 1/01/20 (Alternative Minimum Tax)	7/11 at 100.00	BBB		6,685,868

	Guam Power Authority, Revenue Bonds, Series 1999A:
1,000	5.125%, 10/01/29 – AMBAC Insured	4/11 at 100.00	Ba1		910,000
2,280	5.125%, 10/01/29 – NPFG Insured	4/11 at 100.00	Baa1		2,011,576

	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 2002:
5,000	5.000%, 7/01/19 – NPFG Insured	No Opt. Call	A3		5,251,800
5,000	5.000%, 7/01/20 – NPFG Insured	No Opt. Call	A3		5,204,150
40,195	Total Utilities				40,239,680

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer – 9.1%

$1,750	Connecticut Development Authority, Water Facilities Revenue Bonds, Bridgeport Hydraulic Company, Series 1995, 6.150%, 4/01/35 (Alternative Minimum Tax)	4/11 at 100.00	N/R	$1,680,963

160	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company Project, Refunding Series 2005B, 4.400%, 8/01/29 – SYNCORA GTY Insured	8/12 at 102.00	N/R	147,653

5,625	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarion Water Company Project, Series 2007, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/17 at 100.00	N/R	4,620,488

1,550	Connecticut, State Revolving Fund General Revenue Bonds, Series 2003A, 5.000%, 10/01/16	10/13 at 100.00	AAA	1,692,228

	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A:
3,840	5.000%, 11/15/30 – NPFG Insured	11/15 at 100.00	A1	3,854,093
4,670	5.000%, 8/15/35 – NPFG Insured	11/15 at 100.00	A1	4,479,090

2,350	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	2,079,069

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	1,015,910

1,140	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa1	1,068,818

	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth Series 2003A:
3,000	5.000%, 8/01/20 – NPFG Insured	8/13 at 100.00	Aa3	3,105,240
3,955	5.000%, 8/01/33 – NPFG Insured	8/13 at 100.00	Aa3	3,956,622

2,760	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth Series, 2007A, 5.000%, 8/01/30 – NPFG Insured	8/16 at 100.00	Aa3	2,799,137

550	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32	11/13 at 100.00	AA+	551,616
32,350	Total Water and Sewer			31,050,927
$348,510	Total Investments (cost $341,099,387) – 98.8%			338,471,036
	Floating Rate Obligations – (2.9)%			(10,000,000)
	Other Assets Less Liabilities – 4.1%			14,235,667
	Net Assets – 100%			$342,706,703

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	29

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 0.1%

	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$280	5.000%, 1/01/32	1/15 at 100.00	B3	$129,604
240	5.125%, 1/01/37	1/15 at 100.00	B3	110,854
520	Total Consumer Discretionary			240,458
	Consumer Staples – 3.4%

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,905	4.500%, 6/01/23	6/17 at 100.00	BBB	3,263,330
1,660	4.750%, 6/01/34	6/17 at 100.00	Baa3	1,014,642
6,500	5.000%, 6/01/41	6/17 at 100.00	Baa3	3,908,580
12,065	Total Consumer Staples			8,186,552
	Education and Civic Organizations – 10.7%

2,000	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	1,878,540

360	New Brunswick Housing Authority, New Jersey, Lease Revenue Refunding Bonds, Rutgers University, Series 1998, 4.750%, 7/01/18 – FGIC Insured	7/11 at 100.00	AA	360,918

375	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 – AMBAC Insured	6/15 at 100.00	N/R	361,523

2,500	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32 – ACA Insured	7/13 at 100.00	N/R	2,194,000

1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	N/R	1,004,150

425	New Jersey Educational Facilities Authority, Revenue Bonds, Georgian Court University, Series 2007D, 5.250%, 7/01/37	7/17 at 100.00	BBB+	378,161

1,495	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D, 5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A2	1,441,688

45	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/21 – NPFG Insured	7/14 at 100.00	A1	46,609

1,400	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F, 5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	A1	1,525,034

1,035	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	A1	964,620

	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B:
125	5.000%, 7/01/18 – AMBAC Insured	1/14 at 100.00	A+	130,528
265	5.000%, 7/01/19 – AMBAC Insured	1/14 at 100.00	A+	275,033
815	4.250%, 7/01/24 – AMBAC Insured	1/14 at 100.00	A+	793,093

2,000	New Jersey Educational Facilities Authority, Revenue Bonds, Richard Stockton College of New Jersey, Refunding Series 2008A, 5.375%, 7/01/38	7/18 at 100.00	A2	1,956,400

290	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2004A, 5.500%, 7/01/23 – RAAI Insured	7/14 at 100.00	BBB+	293,901

190	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2007C, 5.000%, 7/01/37 – RAAI Insured	7/12 at 100.00	BBB+	161,988

500	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan College, Series 2007B, 4.250%, 7/01/34 – FGIC Insured	7/17 at 100.00	A+	415,600

1,840	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Kean University, Series 2009A, 5.500%, 9/01/36 – AGC Insured	9/19 at 100.00	AA+	1,885,816

200	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Monmouth College, Series 1993A, 5.625%, 7/01/13	7/11 at 100.00	A3	200,546

2,500	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 7.500%, 12/01/32	6/19 at 100.00	Baa1	2,752,700

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$510	New Jersey Higher Education Assistance Authority Student Loan Revenue Bonds Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	$482,695

4,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA+	4,103,040

630	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	612,965

1,500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/12 at 101.00	BBB–	1,289,085
26,000	Total Education and Civic Organizations			25,508,633
	Financials – 0.7%

750	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	4/11 at 100.00	Ba1	753,075

1,000	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	957,520
1,750	Total Financials			1,710,595
	Health Care – 19.8%

2,500	Camden County Improvement Authority, New Jersey, Healthcare Revenue Bonds, Cooper Health System, Series 2005B, 5.250%, 2/15/27	2/15 at 100.00	BBB	2,300,850

	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A:
3,000	5.000%, 2/15/25	2/15 at 100.00	BBB	2,740,140
350	5.750%, 2/15/34	8/14 at 100.00	BBB	325,987

4,000	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A1	3,886,640

3,675	New Jersey Health Care Facilities Financing Authority, FHA-Insured Mortgage Revenue Bonds, Jersey City Medical Center, Series 2001, 5.000%, 8/01/31 – AMBAC Insured	8/11 at 100.00	N/R	3,707,965

1,160	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	1,079,716

1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	Aa3	1,462,680

140	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	Baa3	123,970

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/26	7/16 at 100.00	A–	1,888,220

1,710	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A–	1,541,822

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group, Series 2001:
600	5.500%, 7/01/21	7/11 at 100.00	A2	600,288
265	5.625%, 7/01/31	7/11 at 100.00	A2	249,537

305	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center of New York Presbyterian Healthcare System, Series 2002, 6.625%, 7/01/31	7/12 at 101.00	BB+	275,080

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B:
2,500	5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	2,270,575
900	5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	N/R	742,653

Nuveen Investments	31

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund (continued)

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB–	$641,145

15,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006B, 0.000%, 7/01/35	1/17 at 39.39	BBB–	2,151,000

3,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	2,949,450

1,315	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Shore Memorial Health System, Series 2003, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	N/R	1,225,278

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:
1,255	5.500%, 7/01/23	7/13 at 100.00	Ba2	1,084,169
1,725	5.500%, 7/01/33	7/13 at 100.00	Ba2	1,296,476

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Series 2006:
830	5.000%, 7/01/25	7/16 at 100.00	A2	819,907
860	5.000%, 7/01/36	7/16 at 100.00	A2	779,736

1,660	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Peter’s University Hospital, Series 2000A, 6.875%, 7/01/30	7/11 at 100.00	BBB–	1,646,654

1,000	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Atlantic City Medical Center, Series 2002, 5.750%, 7/01/25	7/12 at 100.00	A+	1,014,080

	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community Hospital, Series 2002:
1,710	5.000%, 7/01/22 – RAAI Insured	1/12 at 100.00	N/R	1,510,033
1,000	5.125%, 7/01/32 – RAAI Insured	1/12 at 100.00	N/R	779,020

5,490	New Jersey Health Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA+	5,219,012

2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39	6/19 at 100.00	AA	1,912,440

795	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/16 – NPFG Insured	7/11 at 100.00	A–	797,910
62,995	Total Health Care			47,022,433
	Housing/Multifamily – 4.0%

1,000	Essex County Improvement Authority, New Jersey, FNMA Enhanced Multifamily Housing Revenue Bonds, Ballantyne House Project, Series 2002, 4.750%, 11/01/22 (Alternative Minimum Tax)	11/12 at 100.00	Aaa	1,000,890

	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
2,055	5.750%, 6/01/31	6/20 at 100.00	Baa3	1,935,378
1,100	5.875%, 6/01/42	6/20 at 100.00	Baa3	1,009,789

1,500	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2000A-1, 6.350%, 11/01/31 – AGM Insured (Alternative Minimum Tax)	3/11 at 100.00	AA+	1,500,975

530	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2000E-1, 5.750%, 5/01/25 – AGM Insured	8/11 at 100.00	AA+	530,286

3,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2009A, 4.950%, 5/01/41	11/19 at 100.00	A+	2,790,600

715	Newark Housing Authority, New Jersey, GNMA Collateralized Housing Revenue Bonds, Fairview Apartments Project, Series 2000A, 6.300%, 10/20/19 (Alternative Minimum Tax)	4/11 at 101.00	Aaa	723,230
9,900	Total Housing/Multifamily			9,491,148

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family – 2.2%

$405	New Jersey Housing and Mortgage Finance Agency, Home Buyer Program Revenue Bonds, Series 2000CC, 5.875%, 10/01/31 – NPFG Insured (Alternative Minimum Tax)	4/11 at 100.00	Aaa	$405,113

2,000	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	1,780,800

2,825	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2008AA, 6.375%, 10/01/28	10/18 at 100.00	AA	3,002,467

85	Virgin Islands Housing Finance Corporation, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1995A, 6.450%, 3/01/16 (Alternative Minimum Tax)	3/11 at 100.00	N/R	85,147
5,315	Total Housing/Single Family			5,273,527
	Long-Term Care – 3.6%

785	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	624,923

1,090	New Jersey Economic Development Authority, First Mortgage Fixed Rate Revenue Bonds, Cadbury Corporation, Series 1998A, 5.500%, 7/01/18 – ACA Insured	7/11 at 100.00	N/R	975,310

1,975	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.750%, 11/01/24	11/14 at 100.00	N/R	1,943,637

600	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001, 5.875%, 6/01/18	6/11 at 102.00	A–	615,792

140	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2002, 5.250%, 6/01/32	6/13 at 102.00	A–	126,689

	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998:
1,500	5.125%, 7/01/25	7/11 at 100.00	BB+	1,234,590
1,175	6.625%, 7/01/38	1/14 at 100.00	BB+	1,087,098

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, House of the Good Shepherd Obligated Group, Series 2001:
1,000	5.100%, 7/01/21 – RAAI Insured	7/11 at 100.00	N/R	907,740
1,350	5.200%, 7/01/31 – RAAI Insured	7/11 at 100.00	N/R	1,052,555
9,615	Total Long-Term Care			8,568,334
	Tax Obligation/General – 4.9%

780	Clifton, New Jersey, General Obligation Bonds, Series 2002, 5.000%, 1/15/19 – FGIC Insured	7/11 at 100.00	AA–	782,231

500	Hillsborough Township School District, Somerset County, New Jersey, General Obligation School Bonds, Series 1992, 5.875%, 8/01/11	No Opt. Call	Aa2	511,720

525	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	554,258

750	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	Aa3	829,763

	Readington Township, New Jersey, General Obligation Bonds, General Improvement Series 2011:
875	5.125%, 1/15/28	1/21 at 100.00	AA	903,726
875	5.250%, 1/15/30	1/21 at 100.00	AA	900,436

5,000	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 1998A, 5.000%, 6/15/28 (Alternative Minimum Tax)	6/11 at 100.00	AA+	4,784,698

2,110	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.000%, 1/01/21 – AGM Insured	1/16 at 100.00	Aa2	2,267,744
11,415	Total Tax Obligation/General			11,534,576

Nuveen Investments	33

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund (continued)

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 24.2%

$650	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	$738,719

	Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003:
1,000	5.000%, 12/01/20 – NPFG Insured	12/13 at 100.00	AA	1,084,020
695	5.000%, 12/01/21 – NPFG Insured	12/13 at 100.00	AA	744,505

825	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	909,983

900	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	1,043,109

	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, County Services Building Project, Series 2005:
395	5.000%, 4/01/25 – AMBAC Insured	4/15 at 100.00	AA–	406,826
920	5.000%, 4/01/35 – AMBAC Insured	4/15 at 100.00	AA–	914,222

1,750	Middlesex County, New Jersey, Certificates of Participation, Series 2001, 5.000%, 8/01/22 – NPFG Insured	8/11 at 100.00	Aa2	1,768,393

2,255	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/27	6/16 at 100.00	Aa3	2,276,761

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
830	5.500%, 6/15/24	6/12 at 100.00	BBB	767,899
1,595	5.750%, 6/15/29	6/14 at 100.00	BBB	1,436,377
2,560	5.750%, 6/15/34	6/14 at 100.00	BBB	2,207,667

1,000	New Jersey Economic Development Authority, Lease Revenue Bonds, Liberty State Park Project, Series 2005C, 5.000%, 3/01/27 – AGM Insured	3/15 at 100.00	AA+	1,002,510

2,600	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	A	2,816,892

	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
85	5.125%, 6/15/27	6/17 at 100.00	Baa3	76,558
145	5.125%, 6/15/37	6/17 at 100.00	Baa3	121,290

830	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U, 5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	Aa3	772,448

700	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Refunding Series 2005A, 5.000%, 9/01/15 – AGM Insured	No Opt. Call	AA+	773,766

	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
1,050	5.000%, 9/15/18 – AMBAC Insured	9/15 at 100.00	Aa3	1,105,556
1,875	5.000%, 9/15/24 – AMBAC Insured	9/15 at 100.00	Aa3	1,885,538
4,495	5.000%, 9/15/26 – AMBAC Insured	9/15 at 100.00	Aa3	4,418,630
1,325	5.000%, 9/15/28 – AMBAC Insured	9/15 at 100.00	Aa3	1,268,237

	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformatiom Program, Series 2008A:
3,145	5.000%, 10/01/28	10/18 at 100.00	Aa3	3,010,017
1,950	5.250%, 10/01/38	10/18 at 100.00	Aa3	1,862,465

2,000	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformatiom Program, Series 2009A, 5.750%, 10/01/31	10/19 at 100.00	Aa3	2,024,200

	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
560	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	Aa3	596,949
1,000	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	Aa3	1,049,930

14,635	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	Aa3	4,125,021

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	Aa3	$2,019,130

1,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	Aa3	1,677,615

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
5,800	0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	Aa3	1,873,980
4,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA+	976,680
5,450	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA+	1,140,522

500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	Aa3	502,250

5,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/39	No Opt. Call	Aa3	813,010

3,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	Aa3	3,042,240

485	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	A3	380,284

2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,999,880

1,495	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	1,403,790

450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	Aa2	439,583
83,850	Total Tax Obligation/Limited			57,477,452
	Transportation – 13.6%

	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005:
1,335	5.000%, 1/01/26 – NPFG Insured	1/15 at 100.00	A+	1,352,595
500	5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A+	506,940

1,295	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A1	1,363,402

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
40	6.500%, 1/01/16	No Opt. Call	A+	46,636
485	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	565,462

5,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	5,307,098

1,300	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA+	1,397,890

3,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	3,414,075

900	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	872,307

2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Third Series 2008, 5.000%, 7/15/38	7/18 at 100.00	Aa2	1,963,300

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
2,500	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	Aa2	2,558,450
500	5.000%, 12/01/34	No Opt. Call	Aa2	498,240

420	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.482%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA+	426,871

6,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	Aa2	5,979,177

Nuveen Investments	35

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund (continued)

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
$1,000	7.000%, 12/01/12 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Baa1		$1,053,150
2,000	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/11 at 100.00	Baa1		1,952,280
3,125	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	6/11 at 100.00	Baa1		2,970,844
31,900	Total Transportation				32,228,717
	U.S. Guaranteed – 8.0% (4)

2,500	Bergen County Improvement Authority, New Jersey, Revenue Bonds, Yeshiva Ktana of Passaic Project, Series 2002, 6.000%, 9/15/27 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(4)	2,716,250

575	New Jersey Economic Development Authority, Revenue Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)	No Opt. Call	N/R	(4)	708,693

420	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A–	(4)	488,729

	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F:
1,825	5.000%, 7/01/24 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1	(4)	2,090,410
525	5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1	(4)	601,351

500	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2003I, 5.125%, 7/01/21 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A+	(4)	550,245

1,195	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A, 5.375%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 100.00	N/R	(4)	1,309,409

845	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R	(4)	977,969

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
10	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		12,126
165	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+	(4)	201,614
600	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		675,762
165	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3	(4)	185,290
115	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+	(4)	129,646
10	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA		11,230

375	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	AA–	(4)	415,688

4,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	AAA		4,434,038

2,225	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		2,331,177

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
260	6.125%, 6/01/24 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		264,347
750	6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA		829,118
17,060	Total U.S. Guaranteed				18,933,092
	Utilities – 0.5%

1,250	New Jersey Economic Development Authority, Pollution Control Revenue Refunding Bonds, Public Service Electric and Gas Company, Series 2001A, 5.000%, 3/01/12	No Opt. Call	Baa1		1,281,725
	Water and Sewer – 2.6%

2,800	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA+		2,789,612

1,380	Bayonne Municipal Utilities Authority, New Jersey, Water System Revenue Refunding Bonds, Series 2003A, 5.000%, 4/01/18 – SYNCORA GTY Insured	4/13 at 100.00	N/R		1,383,767

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$960	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A	$902,179

500	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A, 5.250%, 8/01/19 – FGIC Insured	8/12 at 100.00	N/R	510,850

760	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa1	712,546
6,400	Total Water and Sewer			6,298,954
$280,035	Total Investments (cost $240,753,744) – 98.3%			233,756,196
	Other Assets Less Liabilities – 1.7%			4,042,600
	Net Assets – 100%			$237,798,796

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	37

Portfolio of Investments

Nuveen New York Municipal Bond Fund

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 0.1%

$665	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BB+	$567,331
	Consumer Staples – 2.7%

605	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	6/11 at 101.00	BBB	539,460

1,130	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	1,029,656

310	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	6/12 at 100.00	BBB	274,986

6,650	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2008C, 0.000%, 6/01/44	6/22 at 100.00	BBB–	4,947,999

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
2,015	4.750%, 6/01/22	6/16 at 100.00	BBB	1,882,816
1,225	5.000%, 6/01/26	6/16 at 100.00	BBB	1,110,389

1,500	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB	1,542,255
13,435	Total Consumer Staples			11,327,561
	Education and Civic Organizations – 14.1%

660	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	606,223

	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A:
520	5.000%, 4/01/20	4/17 at 100.00	N/R	480,158
1,000	5.000%, 4/01/27	4/17 at 100.00	N/R	818,690
290	5.000%, 4/01/37	4/17 at 100.00	N/R	215,366

2,190	Buffalo and Erie County, New York, Industrial Land Development Corporation Tax-Exempt Revenue Bonds (Enterprise Charter School Project), Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	N/R	2,171,582

215	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	198,344

1,750	Dormitory Authority of the State of New York, Brooklyn Law School Revenue Bonds, Series 2009, 5.750%, 7/01/33	7/19 at 100.00	BBB+	1,813,140

	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A:
45	5.000%, 7/01/32 – RAAI Insured	7/17 at 100.00	N/R	39,473
2,820	5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	2,352,895

1,880	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2007A, 5.250%, 7/01/32 – NPFG Insured	7/17 at 100.00	A–	1,863,193

1,670	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/29 – FGIC Insured	No Opt. Call	BBB	1,619,215

685	Dormitory Authority of the State of New York, Insured Revenue Bonds, D’Youville College, Series 2001, 5.250%, 7/01/20 – RAAI Insured	7/11 at 102.00	N/R	691,706

1,850	Dormitory Authority of the State of New York, Insured Revenue Bonds, New York Medical College, Series 1998, 5.000%, 7/01/21 – NPFG Insured	7/11 at 100.00	Baa1	1,855,143

	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B:
1,250	5.250%, 7/01/31 (Mandatory put 7/01/13) – FGIC Insured	No Opt. Call	Aa2	1,352,475
2,000	5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured	No Opt. Call	Aa2	2,163,960

1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	1,010,810

350	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	353,710

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009B, 5.000%, 7/01/39	7/19 at 100.00	AA–	$1,467,645

4,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, 1989 Resolution, Series 2000C, 5.750%, 5/15/16 – AGM Insured	No Opt. Call	AA+	4,687,320

1,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993C, 5.250%, 5/15/19	5/14 at 100.00	AA–	1,103,650

1,845	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Project, Series 2007-A2, 4.500%, 8/01/36	8/17 at 100.00	Baa1	1,523,786

615	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35	10/15 at 100.00	A	585,720

250	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2009B, 5.250%, 2/01/39	2/19 at 100.00	A	244,613

1,175	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB+	1,184,964

1,425	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, American Council of Learned Societies, Series 2002, 5.250%, 7/01/27	7/12 at 100.00	A1	1,429,831

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, YMCA of Greater New York, Series 2006:
5,520	5.000%, 8/01/26	8/16 at 100.00	A–	5,415,120
2,000	5.000%, 8/01/36	8/16 at 100.00	A–	1,754,860

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,060	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	BB+	850,194
2,845	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	BB+	2,109,141
2,000	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BB+	1,568,800

	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
900	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	Baa1	797,454
1,840	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB–	1,478,808

2,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Carnegie Hall, Series 2009A, 5.000%, 12/01/39	12/19 at 100.00	A+	1,903,280

1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Museum of Modern Art, Series 2001D, 5.125%, 7/01/31 – AMBAC Insured	7/12 at 100.00	Aa2	998,050

	Niagara County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Niagara University, Series 2001A:
3,000	5.500%, 11/01/16 – RAAI Insured	11/11 at 101.00	BBB	3,073,920
1,000	5.350%, 11/01/23 – RAAI Insured	11/11 at 101.00	BBB	1,003,890

430	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	401,805

800	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Dowling College, Series 1996, 6.700%, 12/01/20	6/11 at 100.00	BB	787,216

950	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A	886,502

950	Utica Industrial Development Agency, New York, Revenue Bonds, Utica College, Series 1998A, 5.750%, 8/01/28	8/11 at 100.00	N/R	822,862

	Yonkers Economic Development Corporation, New York, Revenue Bonds, Charter School Educational Excellence Project, Series 2010A:
1,340	6.000%, 10/15/30	10/20 at 100.00	BB+	1,204,606
1,200	6.250%, 10/15/40	10/20 at 100.00	BB+	1,062,336

1,000	Yonkers Industrial Development Agency, New York, Civic Facility Revenue Bonds, Sarah Lawrence College Project, Series 2001A Remarketed, 6.000%, 6/01/41	6/19 at 100.00	BBB	1,008,300
61,820	Total Education and Civic Organizations			58,960,756

Nuveen Investments	39

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Energy – 0.1%

$500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Baa3	$419,980
	Financials – 1.0%

500	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A1	490,500

3,475	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A1	3,508,812
3,975	Total Financials			3,999,312
	Health Care – 17.8%

1,000	Albany Capital Resource Corporation, New York, St. Peter’s Hospital Project, Series 2011, 6.125%, 11/15/30	11/20 at 100.00	BBB+	997,050

3,575	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008A, 5.250%, 11/15/32	11/17 at 100.00	BBB+	3,211,601

3,410	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, New York Hospital Medical Center of Queens, Series 1999, 4.750%, 2/15/37	2/17 at 100.00	N/R	3,015,702

	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005:
3,000	5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	BBB	3,072,270
1,775	5.000%, 2/01/28 – FGIC Insured	2/15 at 100.00	BBB	1,777,432

4,400	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	N/R	4,052,664

550	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A2	527,384

3,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Franciscan Health Partnership Obligated Group – Frances Shervier Home and Hospital, Series 1997, 5.500%, 7/01/27 – RAAI Insured	7/11 at 100.00	A3	2,878,020

3,000	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group – St. Catherine of Siena Medical Center, Series 2000A, 6.500%, 7/01/20	7/11 at 100.00	A3	3,021,060

1,250	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health Services of Long Island, Series 2004, 5.100%, 7/01/34	7/14 at 100.00	A3	1,170,588

7,400	Dormitory Authority of the State of New York, Revenue Bonds, Lenox Hill Hospital Obligated Group, Series 2001, 5.500%, 7/01/30	7/11 at 101.00	Baa3	7,126,644

7,465	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006-1, 5.000%, 7/01/35	7/16 at 100.00	AA	7,381,616

3,070	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA+	3,286,005

600	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2005A, 5.000%, 11/01/34	11/16 at 100.00	Baa1	565,806

500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2006B, 5.000%, 11/01/34	11/16 at 100.00	Baa1	474,695

1,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2009A, 5.500%, 5/01/37	5/19 at 100.00	A–	975,540

5,600	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37	7/17 at 100.00	BBB+	5,423,992

1,500	Dormitory Authority of the State of New York, Revenue Bonds, South Nassau Communities Hospital, Series 2003B, 5.500%, 7/01/23	7/13 at 100.00	Baa1	1,512,975

2,400	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.000%, 8/15/36 – AGM Insured	8/14 at 100.00	AA+	2,319,480

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A, 5.500%, 7/01/32	7/13 at 100.00	Baa1	956,390

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
$320	4.500%, 2/01/17	No Opt. Call	BBB–	$311,056
710	5.250%, 2/01/27	No Opt. Call	BBB–	622,727
635	5.500%, 2/01/32	No Opt. Call	BBB–	553,733

4,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	4,283,820

1,625	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	Aa2	1,741,708

190	Nassau County Industrial Development Agency, New York, Revenue Refunding Bonds, North Shore Health System Obligated Group, Series 2001B, 5.875%, 11/01/11	No Opt. Call	Baa1	193,796

2,550	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	Aa3	2,657,202

765	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2001B, 6.375%, 7/01/31	7/12 at 100.00	Baa3	742,631

2,070	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2002C, 6.450%, 7/01/32	7/12 at 101.00	Baa3	2,013,965

955	Newark-Wayne Community Hospital, New York, Hospital Revenue Refunding and Improvement Bonds, Series 1993A, 7.600%, 9/01/15	3/11 at 100.00	N/R	948,554

	Saratoga County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Saratoga Hospital Project, Series 2007B:
1,000	5.125%, 12/01/27	12/17 at 100.00	BBB+	944,550
500	5.250%, 12/01/32	12/17 at 100.00	BBB+	464,455

	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Huntington Hospital, Series 2002C:
850	6.000%, 11/01/22	11/12 at 100.00	A–	861,968
1,220	5.875%, 11/01/32	11/12 at 100.00	A–	1,213,229

1,150	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37	11/20 at 100.00	A3	1,131,336

2,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	7/11 at 101.00	B–	1,842,740
76,535	Total Health Care			74,274,384
	Housing/Multifamily – 5.0%

1,000	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40	5/20 at 100.00	AA+	891,210

315	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21	4/11 at 101.00	AAA	321,763

1,000	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Morrisville State College Foundation, Series 2005A, 5.000%, 6/01/37 – CIFG Insured	6/15 at 101.00	BBB–	851,020

	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2001A:
2,000	5.500%, 11/01/31	5/11 at 101.00	AA	2,005,020
2,000	5.600%, 11/01/42	5/11 at 101.00	AA	2,003,640

2,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2001C-2, 5.400%, 11/01/33 (Alternative Minimum Tax)	11/11 at 100.00	AA	1,963,160

	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2002A:
910	5.375%, 11/01/23 (Alternative Minimum Tax)	5/12 at 100.00	AA	915,223
450	5.500%, 11/01/34 (Alternative Minimum Tax)	5/12 at 100.00	AA	447,017

Nuveen Investments	41

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$2,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30	5/14 at 100.00	AA	$2,004,480

540	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004-H2, 5.125%, 11/01/34 (Alternative Minimum Tax)	11/14 at 100.00	AA	511,277

140	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010-D1A, 5.000%, 11/01/42	5/20 at 100.00	AA	131,942

2,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	2,347,250

705	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	660,106

110	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	5/11 at 100.00	AA+	110,121

1,805	New York State Housing Finance Agency, Multifamily Housing Revenue Bonds, Cannon Street Senior Housing Project, Series 2007A, 5.300%, 2/15/39 (Alternative Minimum Tax)	2/17 at 100.00	Aa1	1,714,263

1,000	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing Revenue Bonds, Series 2001G, 5.400%, 8/15/33 (Alternative Minimum Tax)	8/11 at 100.00	Aa1	974,590

3,030	Westchester County Industrial Development Agency, New York, GNMA Collateralized Mortgage Loan Revenue Bonds, Living Independently for the Elderly Inc., Series 2001A, 5.400%, 8/20/32	8/11 at 102.00	Aaa	3,055,422
21,505	Total Housing/Multifamily			20,907,504
	Housing/Single Family – 1.5%

845	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, 2007 Series 145, 5.125%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	Aa1	790,886

2,375	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	2,207,206

890	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 148, 2007, 5.200%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	Aa1	855,361

485	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 82, 5.650%, 4/01/30 (Alternative Minimum Tax)	4/11 at 100.00	Aa1	485,029

1,660	New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-Third Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)	4/13 at 101.00	Aaa	1,641,142

210	New York State Mortgage Agency, Mortgage Revenue Bonds, Twenty-Ninth Series, 5.450%, 4/01/31 (Alternative Minimum Tax)	4/11 at 100.00	Aaa	209,992
6,465	Total Housing/Single Family			6,189,616
	Long-Term Care – 3.2%

240	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Augustana Lutheran Home for the Aged Inc., Series 2001, 5.400%, 2/01/31 – NPFG Insured	2/12 at 101.00	Baa1	240,466

960	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, W.K. Nursing Home Corporation, Series 1996, 5.950%, 2/01/16	8/11 at 100.00	AAA	962,170

1,070	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AAA	1,032,989

	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc Projects, Series 2007B:
290	6.000%, 7/01/26 – AMBAC Insured	7/19 at 100.00	A	306,020
310	6.000%, 7/01/27 – AMBAC Insured	7/19 at 100.00	A	325,305
330	6.000%, 7/01/28 – AMBAC Insured	7/19 at 100.00	A	345,609
350	6.000%, 7/01/29 – AMBAC Insured	7/19 at 100.00	A	366,076
1,460	6.000%, 7/01/36 – AMBAC Insured	7/19 at 100.00	A	1,504,253

1,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc Projects, Series 2009A, 6.000%, 7/01/38	7/19 at 100.00	A	1,027,620

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$650	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Baa3	$588,146

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Miriam Osborn Memorial Home Association, Series 2000B, 6.375%, 7/01/29 – ACA Insured	7/11 at 101.00	BBB	980,320

	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005:
50	5.125%, 7/01/30 – ACA Insured	7/15 at 100.00	N/R	33,267
415	5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	252,146

1,210	East Rochester Housing Authority, New York, GNMA Secured Revenue Refunding Bonds, Genesee Valley Presbyterian Nursing Center, Series 2001, 5.200%, 12/20/24	12/11 at 101.00	Aaa	1,227,545

390	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2000, 8.125%, 7/01/19	7/11 at 101.00	N/R	396,813

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
1,000	5.800%, 7/01/23	7/16 at 101.00	N/R	865,010
1,175	6.100%, 7/01/28	7/16 at 101.00	N/R	985,332
800	6.200%, 7/01/33	7/16 at 101.00	N/R	656,440

1,225	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Peconic Landing At Southold, Inc. Project, Series 2010, 6.000%, 12/01/40	12/20 at 100.00	N/R	1,152,309

250	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001C-1, 7.250%, 7/01/16	7/11 at 101.00	N/R	252,098
14,175	Total Long-Term Care			13,499,934
	Materials – 0.2%

700	Essex County Industrial Development Agency, New York, Environmental Improvement Revenue Bonds, International Paper Company, Series 1999A, 6.450%, 11/15/23 (Alternative Minimum Tax)	5/11 at 100.50	BBB	703,815
	Tax Obligation/General – 4.7%

1,000	Erie County, New York, General Obligation Bonds, Series 2005A, 5.000%, 12/01/18 – NPFG Insured	12/15 at 100.00	A2	1,067,430

10,000	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D, 5.125%, 12/01/26	12/17 at 100.00	AA	10,363,000

3,620	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 – SYNCORA GTY Insured	9/15 at 100.00	AA	3,897,220

1,725	New York City, New York, General Obligation Bonds, Fiscal Series 2006C, 5.000%, 8/01/16 – AGM Insured	8/15 at 100.00	AA+	1,908,592

2,085	Yonkers, New York, General Obligation Bonds, Series 2005B, 5.000%, 8/01/18 – NPFG Insured	8/15 at 100.00	A2	2,189,771
18,430	Total Tax Obligation/General			19,426,013
	Tax Obligation/Limited – 24.1%

1,500	Albany Parking Authority, New York, Revenue Refunding Bonds, Series 1992A, 0.000%, 11/01/17	No Opt. Call	Baa1	1,089,000

	Canton Human Services Initiative Inc., New York, Facility Revenue Bonds, Series 2001:
920	5.700%, 9/01/24	9/11 at 102.00	A3	877,754
1,155	5.750%, 9/01/32	9/11 at 102.00	A3	1,040,597

	Dormitory Authority of the State of New York, Residential Insitutions for Children Revenue Bonds, Series 2008-A1:
2,000	5.000%, 6/01/33	6/18 at 100.00	Aa1	1,998,520
2,500	5.000%, 6/01/38	6/18 at 100.00	Aa1	2,439,825

1,500	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009C, 5.125%, 10/01/36 – AGC Insured	10/19 at 100.00	AA+	1,477,845

Nuveen Investments	43

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$4,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Education Series 2008A, 5.000%, 3/15/28	3/18 at 100.00	AAA	$4,150,120

3,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2009A, 5.000%, 2/15/34	2/19 at 100.00	AAA	2,993,850

375	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	3/15 at 100.00	AAA	400,646

6,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	5,056,920

	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A:
4,400	5.250%, 11/15/25 – AGM Insured	11/12 at 100.00	AA+	4,557,344
2,000	5.000%, 11/15/30	11/12 at 100.00	AA	1,997,360

	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
1,825	5.750%, 7/01/18	No Opt. Call	AA–	2,122,858
4,400	5.125%, 1/01/29	7/12 at 100.00	AA–	4,418,656

1,680	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/13 at 102.00	BBB	1,469,983

	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
3,900	5.000%, 10/15/25 – NPFG Insured	10/14 at 100.00	AAA	4,094,142
1,870	5.000%, 10/15/26 – NPFG Insured	10/14 at 100.00	AAA	1,954,131
905	5.000%, 10/15/29 – AMBAC Insured	10/14 at 100.00	AAA	917,987

4,300	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	4,357,663

4,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S1, 5.500%, 7/15/31	7/18 at 100.00	AA–	4,680,810

1,065	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23 – FGIC Insured	2/13 at 100.00	AAA	1,119,954

3,705	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27	11/17 at 100.00	AAA	3,837,565

2,400	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Tender Option Bond Trust 3545, 43.933%, 5/01/32 (IF)	5/19 at 100.00	AAA	2,330,808

335	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Tender Option Bonds Trust 3095, 13.325%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	322,809

180	New York State Environmental Facilities Corporation, Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21	3/14 at 100.00	AA–	188,788

	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A:
5,050	5.000%, 12/15/26 (UB)	12/17 at 100.00	AAA	5,287,956
60	5.000%, 12/15/27 (UB)	12/17 at 100.00	AAA	62,539

2,100	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	2,057,349

3,125	New York State Local Government Assistance Corporation, Revenue Bonds, Series 1993E, 5.250%, 4/01/16 – AGM Insured	No Opt. Call	AAA	3,545,406

2,750	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA	2,826,780

5,500	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB)	No Opt. Call	AA	6,307,620

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
3,300	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	3,512,553
2,755	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	2,897,378
4,945	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	5,165,992

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$3,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21	6/13 at 100.00	AA–	$3,205,440

5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	A3	408,500

1,300	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	1,220,687

4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	3,899,085
103,610	Total Tax Obligation/Limited			100,293,220
	Transportation – 13.3%

1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A, 5.000%, 11/15/15 – FGIC Insured	No Opt. Call	A	1,656,165

7,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006A, 5.000%, 11/15/31	11/16 at 100.00	A	6,767,180

	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A:
1,500	5.500%, 11/15/19 – AMBAC Insured	11/12 at 100.00	A	1,586,745
1,000	5.125%, 11/15/22 – FGIC Insured	11/12 at 100.00	A	1,032,010

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
2,800	5.750%, 10/01/37	10/17 at 100.00	N/R	1,763,720
2,000	5.875%, 10/01/46	10/17 at 102.00	N/R	1,259,980

500	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	6/11 at 100.00	BB–	398,445

2,200	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3	2,201,672

5,265	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	A+	5,543,255

600	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA+	603,798

1,000	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)	4/11 at 100.00	Baa1	981,040

5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2007, 5.000%, 11/01/28 (Alternative Minimum Tax)	5/18 at 100.00	Aa2	4,842,800

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
625	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	Aa2	630,463
2,000	5.000%, 12/01/34	No Opt. Call	Aa2	1,992,960

865	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.482%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA+	879,151

3,485	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eigth Series 2010, 6.000%, 12/01/36	12/20 at 100.00	BBB–	3,426,313

1,545	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	6/11 at 100.00	Baa1	1,468,785

250	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/11 at 100.00	CCC+	206,255

Nuveen Investments	45

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

$15,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Refunding Bonds, Series 2002B, 5.250%, 11/15/19 (UB)	11/12 at 100.00	Aa2		$15,911,100

780	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	Aa3		897,702

1,500	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 1184, 9.165%, 5/15/16 (IF)	No Opt. Call	Aa2		1,510,260
56,415	Total Transportation				55,559,799
	U.S. Guaranteed – 1.5% (4)

1,520	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds, Shorefront Jewish Geriatric Center Inc., Series 2002, 5.200%, 2/01/32 (Pre-refunded 2/01/13)	2/13 at 102.00	Aaa		1,681,637

1,250	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Group, Series 2003, 5.375%, 5/01/23 (Pre-refunded 5/01/13)	5/13 at 100.00	Aaa		1,377,850

220	Dormitory Authority of the State of New York, Suffolk County, Lease Revenue Bonds, Judicial Facilities, Series 1991A, 9.500%, 4/15/14 (ETM)	4/11 at 104.42	Baa1	(4)	270,378

855	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 – AMBAC Insured (ETM)	7/11 at 100.00	N/R	(4)	877,273

2,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.000%, 3/15/33 (Pre-refunded 3/15/13)	3/13 at 100.00	AAA		2,176,260
5,845	Total U.S. Guaranteed				6,383,398
	Utilities – 10.8%

3,000	Chautauqua County, New York, Industrial Development Agency, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3		2,888,070

2,350	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A, 0.000%, 6/01/20 – AGM Insured	No Opt. Call	AA+		1,673,318

6,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003C, 5.000%, 9/01/16 – CIFG Insured	9/13 at 100.00	A3		6,411,720

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
5,500	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A–		5,677,815
1,200	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	A–		1,229,604

500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–		468,935

10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33	5/19 at 100.00	A–		10,725,900

2,400	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	6/13 at 100.00	A–		2,400,552

3,500	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2005A, 4.100%, 3/15/15 – NPFG Insured	3/11 at 100.00	BBB+		3,503,570

1,500	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Bonds, American Ref-Fuel Company of Niagara LP, Series 2001A, 5.450%, 11/15/26 (Mandatory put 11/15/12) (Alternative Minimum Tax)	11/11 at 101.00	Baa2		1,525,665

400	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Bonds, American Ref-Fuel Company of Niagara LP, Series 2001C, 5.625%, 11/15/24 (Mandatory put 11/15/14) (Alternative Minimum Tax)	11/11 at 101.00	Baa2		405,376

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$200	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, American Ref-Fuel Company of Niagara LP, Series 2001D, 5.550%, 11/15/24 (Mandatory put 11/15/15)	11/11 at 101.00	Baa2	$202,276

3,000	Power Authority of the State of New York, General Revenue Bonds, Series 2000A, 5.250%, 11/15/40	5/11 at 100.00	Aa2	3,000,030

520	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	561,033

	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998:
930	5.300%, 1/01/13 (Alternative Minimum Tax)	7/11 at 100.00	N/R	904,255
4,000	5.500%, 1/01/23 (Alternative Minimum Tax)	7/11 at 100.00	N/R	3,535,200
45,000	Total Utilities			45,113,319
	Water and Sewer – 3.5%

4,500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2006A, 5.000%, 6/15/39	6/15 at 100.00	AAA	4,449,240

4,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, Pooled Loan Issue, Series 2002F, 5.250%, 11/15/18	11/12 at 100.00	AAA	4,247,158

2,950	Niagara Falls Public Water Authority, New York, Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 7/15/27 – SYNCORA GTY Insured	7/15 at 100.00	BBB–	2,886,900

1,520	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa1	1,425,087

1,455	Western Nassau County Water Authority, New York, Water System Revenue Bonds, Series 2005, 5.000%, 5/01/18 – AMBAC Insured	5/15 at 100.00	A1	1,580,901
14,425	Total Water and Sewer			14,589,286
$443,500	Total Investments (cost $436,062,539) – 103.6%			432,215,228
	Floating Rate Obligations – (4.3)%			(17,955,000)
	Other Assets Less Liabilities – 0.7%			2,746,905
	Net Assets – 100%			$417,007,133

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	47

Portfolio of Investments

Nuveen New York Insured Municipal Bond Fund

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 8.4%

$1,000	Allegany County Industrial Development Agency, New York, Revenue Bonds, Alfred University, Series 1998, 5.000%, 8/01/28 – NPFG Insured	8/11 at 100.00	Baa1	$944,900

3,210	Dormitory Authority of the State of New York, Consolidated Revenue Bonds, City University System, Series 1993A, 5.750%, 7/01/13 – NPFG Insured	No Opt. Call	Aa3	3,377,145

2,610	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/32 – RAAI Insured	7/17 at 100.00	N/R	2,289,440

1,000	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	AA–	1,041,740

735	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	BBB	668,321

605	Dormitory Authority of the State of New York, Insured Revenue Bonds, Fordham University, Series 2002, 5.000%, 7/01/21 – FGIC Insured	7/12 at 100.00	A2	614,620

1,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/30 – AMBAC Insured	7/11 at 100.00	Aa3	999,900

1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured	No Opt. Call	Aa2	1,081,980

1,120	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	1,132,107

435	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – FGIC Insured	7/17 at 100.00	BBB	416,556

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Canisius College, Series 2000, 5.250%, 7/01/30 – NPFG Insured	7/11 at 101.00	Baa1	953,790

750	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011, 5.625%, 11/01/32 – AGM Insured	5/21 at 100.00	AA+	763,013

585	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA–	589,861

1,200	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2008C, 5.000%, 7/01/37	7/20 at 100.00	Aa1	1,207,488

940	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate University, Tender Option Bond Trust 3127, 13.022%, 1/01/14 – AMBAC Insured (IF)	No Opt. Call	AA+	940,338

2,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Polytechnic University, Series 2007, 5.250%, 11/01/37 – ACA Insured	11/17 at 100.00	BB+	2,276,525

1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BB+	784,400

	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
720	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB–	677,059
450	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	Baa1	398,727
1,710	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB–	1,374,327

650	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A	606,554
24,220	Total Education and Civic Organizations			23,138,791
	Health Care – 12.1%

2,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Montefiore Medical Center, Series 1999, 5.500%, 8/01/38 – AMBAC Insured	8/11 at 100.00	N/R	1,999,900

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, St. Barnabas Hospital, Series 2002A:
$1,910	5.125%, 2/01/22 – AMBAC Insured	8/12 at 100.00	N/R	$1,930,838
245	5.000%, 2/01/31 – AMBAC Insured	8/12 at 100.00	N/R	239,252

1,405	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA+	1,447,178

1,910	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	BBB	1,903,086

4,000	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	N/R	3,684,240

2,260	Dormitory Authority of the State of New York, Hospital Revenue Bonds, Catholic Health Services of Long Island Obligated Group - St. Francis Hospital, Series 1999A, 5.500%, 7/01/29 – NPFG Insured	7/11 at 100.00	A3	2,239,231

3,125	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group - St. Charles Hospital and Rehabilitation Center, Series 1999A, 5.500%, 7/01/22 – NPFG Insured	7/11 at 100.00	A3	3,131,688

2,000	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2003-1, 5.000%, 7/01/21 – NPFG Insured	7/13 at 100.00	AA	2,095,880

975	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA+	1,043,601

1,650	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Health System Obligated Group, Series 1998, 5.000%, 11/01/23 – NPFG Insured	5/11 at 100.00	Baa1	1,649,918

5,000	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University Health System Obligated Group, Series 2001A, 5.250%, 7/01/31 – AMBAC Insured	7/11 at 101.00	N/R	4,690,650

	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vassar Brothers Medical Center Facility, Series 2005:
545	5.500%, 4/01/30	10/20 at 100.00	AA+	537,686
950	5.500%, 4/01/34	10/20 at 100.00	AA+	926,307

1,095	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	Aa2	1,173,643

	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A:
2,000	5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	Aa3	2,070,160
1,750	5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	Aa3	1,823,570

765	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37	11/20 at 100.00	A3	752,584
33,585	Total Health Care			33,339,412
	Housing/Multifamily – 3.0%

1,110	Amherst Industrial Development Agency, New York, Revenue Bonds, UBF Faculty/Student Housing Corporation, University of Buffalo Creekside Project, Series 2002A, 5.000%, 8/01/22 – AMBAC Insured	8/12 at 101.00	N/R	1,115,239

600	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40	5/20 at 100.00	AA+	534,726

	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A:
400	5.000%, 7/01/14 – FGIC Insured	No Opt. Call	AA+	436,624
400	5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	AA+	437,008
4,030	5.000%, 7/01/25 – FGIC Insured	7/15 at 100.00	AA+	4,104,434

Nuveen Investments	49

Portfolio of Investments

Nuveen New York Insured Municipal Bond Fund (continued)

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$478	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Pass-Through Certificates, Series 1991C, 6.500%, 2/20/19 – AMBAC Insured	3/11 at 105.00	N/R	$502,861

715	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010-D1A, 5.000%, 11/01/42	5/20 at 100.00	AA	673,845

	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A:
310	6.100%, 11/01/15 – AGM Insured	5/11 at 100.00	AA+	311,389
245	6.125%, 11/01/20 – AGM Insured	5/11 at 100.00	AA+	245,270
8,288	Total Housing/Multifamily			8,361,396
	Long-Term Care – 2.5%

2,000	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds, Augustana Lutheran Home for the Aged Inc., Series 2000A, 5.500%, 8/01/38 – NPFG Insured	8/11 at 100.00	Baa1	2,025,800

3,110	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds, Norwegian Christian Home and Health Center, Series 2001, 5.200%, 8/01/36 – NPFG Insured	8/11 at 101.00	Baa1	2,999,408

2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc., Series 2005A, 5.000%, 7/01/34 – AGM Insured	7/15 at 100.00	AA+	1,952,760
7,110	Total Long-Term Care			6,977,968
	Tax Obligation/General – 7.9%

1,000	Erie County, New York, General Obligation Bonds, Series 2003A, 5.250%, 3/15/16 – NPFG Insured	3/13 at 100.00	A2	1,061,010

2,000	Erie County, New York, General Obligation Bonds, Series 2005A, 5.000%, 12/01/18 – NPFG Insured	12/15 at 100.00	A2	2,134,860

2,250	Monroe County, New York, General Obligation Public Improvement Bonds, Series 2002, 5.000%, 3/01/16 – FGIC Insured	3/12 at 100.00	A3	2,297,835

2,000	Monroe-Woodbury Central School District, Orange County, New York, General Obligation Bonds, Series 2004A, 4.250%, 5/15/22 – FGIC Insured	5/14 at 100.00	Aa3	2,016,460

	Mount Sinai Union Free School District, Suffolk County, New York, General Obligation Refunding Bonds, Series 1992:
500	6.200%, 2/15/15 – AMBAC Insured	No Opt. Call	Aa3	583,840
1,035	6.200%, 2/15/16 – AMBAC Insured	No Opt. Call	Aa3	1,234,413

1,505	Nassau County, North Hempstead, New York, General Obligation Refunding Bonds, Series 1992B, 6.400%, 4/01/14 – FGIC Insured	No Opt. Call	Aa1	1,724,986

400	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	410,636

1,000	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/23	8/19 at 100.00	AA	1,068,540

	New York City, New York, General Obligation Bonds, Fiscal Series 2004E:
1,600	5.000%, 11/01/19 – AGM Insured	11/14 at 100.00	AA+	1,719,152
1,050	5.000%, 11/01/20 – AGM Insured	11/14 at 100.00	AA+	1,126,377

600	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 – FGIC Insured	3/15 at 100.00	AA	648,774

	Rensselaer County, New York, General Obligation Bonds, Series 1991:
960	6.700%, 2/15/13 – AMBAC Insured	No Opt. Call	AA–	1,062,307
960	6.700%, 2/15/14 – AMBAC Insured	No Opt. Call	AA–	1,100,026
960	6.700%, 2/15/15 – AMBAC Insured	No Opt. Call	AA–	1,127,107

395	Saratoga County, Half Moon, New York, Public Improvement Bonds, Series 1991, 6.500%, 6/01/11 – AMBAC Insured	No Opt. Call	N/R	400,747

1,985	Yonkers, New York, General Obligation Bonds, Series 2005B, 5.000%, 8/01/17 – NPFG Insured	8/15 at 100.00	A2	2,103,941
20,200	Total Tax Obligation/General			21,821,011

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 32.2%

$80	Dormitory Authority of the State of New York, Improvement Revenue Bonds, Mental Health Services Facilities, Series 2000D, 5.250%, 8/15/30 – AGM Insured	8/11 at 100.00	AA+	$80,009

1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, Wayne-Finger Lakes Board of Cooperative Education Services, Series 2004, 5.000%, 8/15/23 – AGM Insured	8/14 at 100.00	AA+	1,028,220

2,410	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series 2004-2, 5.000%, 7/01/20 – FGIC Insured	7/14 at 100.00	AA–	2,543,610

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1, 5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	1,028,660

	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D:
5,675	5.250%, 10/01/23 – NPFG Insured	10/12 at 100.00	A+	5,911,193
875	5.000%, 10/01/30 – NPFG Insured	10/12 at 100.00	A+	875,753

2,500	Dormitory Authority of the State of New York, Secured Hospital Insured Revenue Bonds, Southside Hospital, Series 1998, 5.000%, 2/15/25 – NPFG Insured	8/11 at 100.00	Aa3	2,477,650

310	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	3/15 at 100.00	AAA	331,201

1,460	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A, 5.750%, 5/01/27 – AGM Insured	5/18 at 100.00	AA+	1,583,312

1,000	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2003, 5.750%, 5/01/19 – AGM Insured	5/12 at 100.00	AA+	1,041,790

1,100	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 – AGM Insured	5/14 at 100.00	AA+	1,124,728

8,675	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	7,311,463

3,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 – AGM Insured	11/12 at 100.00	AA+	3,107,280

	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
2,000	5.500%, 1/01/20 – NPFG Insured	7/12 at 100.00	AA–	2,100,760
1,350	5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AA–	1,353,038

	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
1,670	5.000%, 10/15/25 – NPFG Insured	10/14 at 100.00	AAA	1,753,133
1,225	5.000%, 10/15/26 – NPFG Insured	10/14 at 100.00	AAA	1,280,113
4,970	5.000%, 10/15/29 – AMBAC Insured	10/14 at 100.00	AAA	5,041,320
500	5.000%, 10/15/32 – AMBAC Insured	10/14 at 100.00	AAA	504,010

3,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	3,546,935

1,640	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2002B, 5.000%, 5/01/30 – NPFG Insured	11/11 at 101.00	AAA	1,647,856

1,330	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 – NPFG Insured	2/13 at 100.00	AAA	1,403,310

1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 – NPFG Insured	2/13 at 100.00	AAA	1,050,640

	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Tender Option Bonds Trust 3095:
440	13.339%, 11/15/30 – AMBAC Insured (IF)	11/15 at 100.00	AA+	464,578
1,060	13.325%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	1,021,427

Nuveen Investments	51

Portfolio of Investments

Nuveen New York Insured Municipal Bond Fund (continued)

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	New York State Municipal Bond Bank Agency, Buffalo, Special Program Revenue Bonds, Series 2001A:
$1,185	5.250%, 5/15/25 – AMBAC Insured	5/11 at 100.00	A1	$1,191,269
1,250	5.250%, 5/15/26 – AMBAC Insured	5/11 at 100.00	A1	1,253,088

1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2004A, 5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	AA	1,054,760

	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B:
5,385	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	6,175,732
1,500	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	1,595,085

1,500	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 – AMBAC Insured	9/14 at 100.00	AAA	1,582,515

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
3,900	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	4,151,199
250	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	262,920
5,400	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	5,641,325

1,200	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 – AGM Insured	3/15 at 100.00	AAA	1,217,736

675	Niagara Falls City School District, Niagara County, New York, Certificates of Participation, High School Facility, Series 2005, 5.000%, 6/15/28 – AGM Insured	6/15 at 100.00	AA+	664,585

	Puerto Rico Highway and Transportation Authority, Highway Revenue Refunding Bonds, Series 2002E:
1,525	5.500%, 7/01/14 – AGM Insured	No Opt. Call	AA+	1,655,220
4,000	5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA+	4,313,560

3,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.000%, 8/01/40 – AGM Insured	2/20 at 100.00	AA+	2,790,630

2,055	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA+	1,946,126

1,850	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	Aa2	1,807,173

2,235	Syracuse Industrial Development Authority, New York, PILOT Mortgage Revenue Bonds, Carousel Center Project, Series 2007A, 5.000%, 1/01/36 – SYNCORA GTY Insured (Alternative Minimum Tax)	1/17 at 100.00	BBB–	1,654,928
87,680	Total Tax Obligation/Limited			88,569,840
	Transportation – 19.8%

	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A:
1,500	5.000%, 11/15/15 – FGIC Insured	No Opt. Call	A	1,656,165
2,605	5.000%, 11/15/25 – AGM Insured	11/13 at 100.00	AA+	2,613,987

1,180	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005A, 4.750%, 11/15/27 – NPFG Insured	11/15 at 100.00	AA+	1,163,846

4,250	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A, 5.500%, 11/15/18 – AMBAC Insured	11/12 at 100.00	A	4,501,685

	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002E:
3,185	5.500%, 11/15/18 – NPFG Insured	11/12 at 100.00	A	3,373,616
7,155	5.500%, 11/15/19 – NPFG Insured	11/12 at 100.00	A	7,568,769

1,470	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3	1,471,117

580	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	A+	599,123

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

$295	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+		$295,440

	New York State Thruway Authority, General Revenue Bonds, Series 2005G:
1,000	5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA+		1,006,330
3,000	5.000%, 1/01/32 – AGM Insured	7/15 at 100.00	AA+		3,005,010

	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1998:
1,000	5.000%, 4/01/18 – FGIC Insured (Alternative Minimum Tax)	4/11 at 100.00	BBB		1,000,710
1,500	5.000%, 4/01/28 – FGIC Insured (Alternative Minimum Tax)	4/11 at 100.00	BBB		1,355,055

3,000	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)	4/11 at 100.00	Baa1		2,943,120

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
500	5.000%, 12/01/19 – AGM Insured	6/15 at 101.00	AA+		543,785
2,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	Aa2		2,046,760
1,100	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	Aa2		1,109,614

670	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.482%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA+		680,961

3,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	6/11 at 100.00	Baa1		2,852,010

2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2002A, 5.250%, 1/01/19 – FGIC Insured	1/12 at 100.00	Aa2		2,578,075

	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Bonds, Series 2003A:
5,320	5.250%, 11/15/19 – AMBAC Insured (UB), (4)	11/13 at 100.00	Aa3		5,729,374
5,275	5.250%, 11/15/20 – AMBAC Insured (UB), (4)	11/13 at 100.00	Aa3		5,643,512

780	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	Aa3		897,702
52,865	Total Transportation				54,635,766
	U.S. Guaranteed – 2.2% (5)

665	Erie County Water Authority, New York, Water Revenue Bonds, Series 1990B, 6.750%, 12/01/14 – AMBAC Insured (ETM)	No Opt. Call	AAA		742,805

1,295	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B, 5.125%, 7/01/24 – AMBAC Insured (ETM)	7/11 at 100.00	N/R	(5)	1,329,823

500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AAA		570,000

60	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2002B, 5.000%, 5/01/30 (Pre-refunded 11/01/11) – NPFG Insured	11/11 at 101.00	AAA		62,468

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003C:
1,435	5.250%, 8/01/20 (Pre-refunded 8/01/12) – AMBAC Insured	8/12 at 100.00	AAA		1,532,063
1,700	5.250%, 8/01/22 (Pre-refunded 8/01/12) – AMBAC Insured	8/12 at 100.00	AAA		1,814,988
5,655	Total U.S. Guaranteed				6,052,147
	Utilities – 9.7%

1,200	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA+		1,094,796

6,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA+		4,426,140

Nuveen Investments	53

Portfolio of Investments

Nuveen New York Insured Municipal Bond Fund (continued)

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
$2,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA+	$1,131,600
2,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA+	1,060,680

1,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A, 5.000%, 9/01/27 – AGM Insured	9/11 at 100.00	AA+	1,501,185

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
3,300	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A–	3,406,689
2,615	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A–	2,663,168

250	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–	234,468

5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 – BHAC Insured	9/16 at 100.00	AA+	4,855,550

5,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 5.500%, 5/01/33 – BHAC Insured	5/19 at 100.00	AA+	5,175,900

1,000	New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds, Long Island Lighting Company, Series 1995A, 5.300%, 8/01/25 – NPFG Insured (Alternative Minimum Tax)	3/11 at 100.00	A–	999,910
29,865	Total Utilities			26,550,086
	Water and Sewer – 3.5%

2,105	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured	6/16 at 100.00	AAA	2,085,445

3,340	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005C, 5.000%, 6/15/27 – NPFG Insured	6/15 at 100.00	AAA	3,427,341

4,000	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%, 6/01/28 – NPFG Insured	6/15 at 100.00	AA+	4,103,720
9,445	Total Water and Sewer			9,616,506
$278,913	Total Investments (cost $276,351,251) – 101.3%			279,062,923
	Floating Rate Obligations – (2.6)%			(7,060,000)
	Other Assets Less Liabilities – 1.3%			3,560,485
	Net Assets – 100%			$275,563,408

During the fiscal year ended February 28, 2011, the Fund invested at least 80% of its net assets in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

54	Nuveen Investments

Statement of Assets and Liabilities

February 28, 2011

	Connecticut	New Jersey	New York	New York Insured
Assets
Investments, at value (cost $341,099,387, $240,753,744, $436,062,539 and $276,351,251, respectively)	$338,471,036	$233,756,196	$432,215,228	$279,062,923
Cash	10,642,114	2,315,279	—	1,019,595
Receivables:
Interest	3,899,301	2,881,388	5,512,289	3,280,151
Investments sold	1,284,250	542,699	2,291,530	—
Shares sold	657,594	479,788	537,679	36,878
Other assets	26,440	138	34,367	38,747
Total assets	354,980,735	239,975,488	440,591,093	283,438,294
Liabilities
Cash overdraft	—	—	3,105,245	—
Floating rate obligations	10,000,000	—	17,955,000	7,060,000
Payables:
Dividends	520,232	429,750	632,322	269,845
Shares redeemed	1,428,649	1,521,352	1,482,668	274,548
Accrued expenses:
Management fees	135,134	95,653	164,851	109,798
12b-1 distribution and service fees	71,205	43,962	70,971	26,774
Other	118,812	85,975	172,903	133,921
Total liabilities	12,274,032	2,176,692	23,583,960	7,874,886
Net assets	$342,706,703	$237,798,796	$417,007,133	$275,563,408
Class A Shares
Net assets	$255,091,706	$125,945,384	$209,282,824	$87,314,417
Shares outstanding	25,023,973	12,319,518	20,137,835	8,841,438
Net asset value per share	$10.19	$10.22	$10.39	$9.88
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.64	$10.67	$10.85	$10.31
Class B Shares
Net assets	$2,536,548	$4,275,003	$5,114,432	$2,619,776
Shares outstanding	249,040	417,848	492,552	264,571
Net asset value and offering price per share	$10.19	$10.23	$10.38	$9.90
Class C Shares
Net assets	$53,317,132	$37,510,814	$61,439,301	$20,099,816
Shares outstanding	5,234,418	3,681,334	5,913,604	2,033,017
Net asset value and offering price per share	$10.19	$10.19	$10.39	$9.89
Class I Shares
Net assets	$31,761,317	$70,067,595	$141,170,576	$165,529,399
Shares outstanding	3,104,097	6,832,030	13,565,528	16,690,846
Net asset value and offering price per share	$10.23	$10.26	$10.41	$9.92
Net Assets Consist of:
Capital paid-in	$344,888,558	$244,030,890	$419,761,531	$275,070,177
Undistributed (Over-distribution of) net investment income	113,715	956,483	1,404,501	356,905
Accumulated net realized gain (loss)	332,781	(191,029)	(311,588)	(2,575,346)
Net unrealized appreciation (depreciation)	(2,628,351)	(6,997,548)	(3,847,311)	2,711,672
Net assets	$342,706,703	$237,798,796	$417,007,133	$275,563,408
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	55

Statement of Operations

Year Ended February 28, 2011

	Connecticut	New Jersey	New York	New York Insured
Investment Income	$16,810,588	$12,773,529	$23,227,757	$13,845,599
Expenses
Management fees	1,816,844	1,317,624	2,316,341	1,540,272
12b-1 service fees – Class A	513,495	251,301	446,624	191,334
12b-1 distribution and service fees – Class B	37,912	60,987	67,196	37,851
12b-1 distribution and service fees – Class C	428,561	301,514	481,964	150,560
Shareholders’ servicing agent fees and expenses	124,224	121,044	222,897	138,886
Interest expense on floating rate obligations	50,357	—	94,380	35,905
Custodian’s fees and expenses	64,700	50,922	82,521	54,718
Trustees’ fees and expenses	8,014	5,774	10,300	6,775
Professional fees	26,281	23,160	30,176	24,592
Shareholders’ reports – printing and mailing expenses	25,507	23,297	41,133	26,741
Federal and state registration fees	7,800	6,326	7,544	4,429
Other expenses	11,981	8,629	15,416	10,721
Total expenses before custodian fee credit	3,115,676	2,170,578	3,816,492	2,222,784
Custodian fee credit	(12,705)	(7,432)	(7,554)	(9,745)
Net expenses	3,102,971	2,163,146	3,808,938	2,213,039
Net investment income (loss)	13,707,617	10,610,383	19,418,819	11,632,560
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	593,660	(54,839)	(195,747)	393,022
Change in net unrealized appreciation (depreciation) of investments	(10,670,226)	(10,646,481)	(14,294,940)	(8,486,247)
Net realized and unrealized gain (loss)	(10,076,566)	(10,701,320)	(14,490,687)	(8,093,225)
Net increase (decrease) in net assets from operations	$3,631,051	$(90,937)	$4,928,132	$3,539,335

See accompanying notes to financial statements.

56	Nuveen Investments

Statement of Changes in Net Assets

	Connecticut		New Jersey
	Year Ended 2/28/11	Year Ended 2/28/10	Year Ended 2/28/11	Year Ended 2/28/10
Operations
Net investment income (loss)	$13,707,617	$13,800,102	$10,610,383	$9,568,221
Net realized gain (loss) from investments	593,660	117,574	(54,839)	(75,463)
Change in net unrealized appreciation (depreciation) of investments	(10,670,226)	23,305,583	(10,646,481)	17,392,062
Net increase (decrease) in net assets from operations	3,631,051	37,223,259	(90,937)	26,884,820
Distributions to Shareholders
From net investment income:
Class A	(10,268,834)	(10,498,120)	(5,237,266)	(4,550,517)
Class B	(129,771)	(258,082)	(219,630)	(338,401)
Class C	(1,993,081)	(1,854,718)	(1,457,982)	(1,233,479)
Class I	(1,268,457)	(905,983)	(3,395,340)	(3,124,139)
From accumulated net realized gains:
Class A	(61,243)	—	—	(46,490)
Class B	(760)	—	—	(3,601)
Class C	(14,290)	—	—	(14,052)
Class I	(7,785)	—	—	(28,941)
Decrease in net assets from distributions to shareholders	(13,744,221)	(13,516,903)	(10,310,218)	(9,339,620)
Fund Share Transactions
Proceeds from sale of shares	75,890,386	56,314,572	62,151,938	57,194,135
Proceeds from shares issued to shareholders due to reinvestment of distributions	7,656,224	7,277,258	5,327,069	4,881,213
	83,546,610	63,591,830	67,479,007	62,075,348
Cost of shares redeemed	(75,036,986)	(57,922,355)	(63,745,709)	(34,424,419)
Net increase (decrease) in net assets from Fund share transactions	8,509,624	5,669,475	3,733,298	27,650,929
Net increase (decrease) in net assets	(1,603,546)	29,375,831	(6,667,857)	45,196,129
Net assets at the beginning of year	344,310,249	314,934,418	244,466,653	199,270,524
Net assets at the end of year	$342,706,703	$344,310,249	$237,798,796	$244,466,653
Undistributed (Over-distribution of) net investment income at the end of year	$113,715	$80,756	$956,483	$656,726

See accompanying notes to financial statements.

Nuveen Investments	57

Statement of Changes in Net Assets (continued)

	New York		New York Insured
	Year Ended 2/28/11	Year Ended 2/28/10	Year Ended 2/28/11	Year Ended 2/28/10
Operations
Net investment income (loss)	$19,418,819	$18,422,518	$11,632,560	$11,932,036
Net realized gain (loss) from investments	(195,747)	84,088	393,022	105,502
Change in net unrealized appreciation (depreciation) of investments	(14,294,940)	34,680,701	(8,486,247)	15,308,364
Net increase (decrease) in net assets from operations	4,928,132	53,187,307	3,539,335	27,345,902
Distributions to Shareholders
From net investment income:
Class A	(9,475,130)	(9,132,136)	(3,682,231)	(3,661,560)
Class B	(248,394)	(378,409)	(124,221)	(197,764)
Class C	(2,384,714)	(2,188,889)	(664,629)	(576,279)
Class I	(6,751,310)	(6,564,071)	(7,073,056)	(7,140,281)
From accumulated net realized gains:
Class A	—	(70,953)	—	—
Class B	—	(3,144)	—	—
Class C	—	(18,642)	—	—
Class I	—	(46,413)	—	—
Decrease in net assets from distributions to shareholders	(18,859,548)	(18,402,657)	(11,544,137)	(11,575,884)
Fund Share Transactions
Proceeds from sale of shares	76,108,260	90,159,635	19,129,686	15,797,828
Proceeds from shares issued to shareholders due to reinvestment of distributions	11,242,766	11,038,402	7,993,309	8,015,424
	87,351,026	101,198,037	27,122,995	23,813,252
Cost of shares redeemed	(103,288,694)	(67,042,088)	(40,992,440)	(23,961,607)
Net increase (decrease) in net assets from Fund share transactions	(15,937,668)	34,155,949	(13,869,445)	(148,355)
Net increase (decrease) in net assets	(29,869,084)	68,940,599	(21,874,247)	15,621,663
Net assets at the beginning of year	446,876,217	377,935,618	297,437,655	281,815,992
Net assets at the end of year	$417,007,133	$446,876,217	$275,563,408	$297,437,655
Undistributed (Over-distribution of) net investment income at the end of year	$1,404,501	$864,986	$356,905	$283,747

See accompanying notes to financial statements.

58	Nuveen Investments

Financial Highlights

Nuveen Investments	59

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CONNECTICUT
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(f)	Total	Ending Net Asset Value	Total Return(b)
Class A (7/87)
2011	$10.49	$.42	$(.30)	$.12	$(.42)	$— *	$(.42)	$10.19	1.13%
2010	9.77	.43	.71	1.14	(.42)	—	(.42)	10.49	11.86
2009	10.01	.42	(.21)	.21	(.42)	(.03)	(.45)	9.77	2.20
2008	10.67	.42	(.65)	(.23)	(.42)	(.01)	(.43)	10.01	(2.24)
2007	10.65	.42	.05	.47	(.42)	(.03)	(.45)	10.67	4.54
Class B (2/97)
2011	10.48	.34	(.29)	.05	(.34)	— *	(.34)	10.19	.48
2010	9.77	.35	.71	1.06	(.35)	—	(.35)	10.48	10.97
2009	10.00	.35	(.21)	.14	(.34)	(.03)	(.37)	9.77	1.53
2008	10.66	.34	(.65)	(.31)	(.34)	(.01)	(.35)	10.00	(2.97)
2007	10.65	.34	.04	.38	(.34)	(.03)	(.37)	10.66	3.67
Class C (10/93)
2011	10.48	.36	(.28)	.08	(.37)	— *	(.37)	10.19	.71
2010	9.77	.37	.71	1.08	(.37)	—	(.37)	10.48	11.17
2009	10.00	.37	(.21)	.16	(.36)	(.03)	(.39)	9.77	1.73
2008	10.66	.36	(.65)	(.29)	(.36)	(.01)	(.37)	10.00	(2.80)
2007	10.64	.37	.04	.41	(.36)	(.03)	(.39)	10.66	3.96
Class I (2/97)(e)
2011	10.53	.45	(.31)	.14	(.44)	— *	(.44)	10.23	1.36
2010	9.81	.45	.71	1.16	(.44)	—	(.44)	10.53	12.07
2009	10.05	.44	(.21)	.23	(.44)	(.03)	(.47)	9.81	2.44
2008	10.71	.44	(.65)	(.21)	(.44)	(.01)	(.45)	10.05	(2.01)
2007	10.70	.45	.04	.49	(.45)	(.03)	(.48)	10.71	4.66

60	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(c)
Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$255,092	.81%	.80%	4.01%	10%
257,989	.85	.83	4.20	4
241,958	.93	.83	4.22	14
247,654	1.07	.81	3.96	16
228,582	1.12	.83	4.00	14

2,537	1.56	1.55	3.28	10
5,784	1.60	1.58	3.45	4
9,341	1.68	1.58	3.46	14
13,256	1.82	1.56	3.21	16
19,462	1.87	1.58	3.25	14

53,317	1.36	1.35	3.48	10
54,948	1.40	1.38	3.65	4
45,761	1.48	1.38	3.68	14
39,561	1.62	1.36	3.41	16
39,949	1.67	1.38	3.45	14

31,761	.61	.60	4.22	10
25,590	.65	.63	4.40	4
17,875	.73	.63	4.43	14
17,518	.87	.61	4.17	16
12,497	.92	.63	4.19	14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Distributions from Capital Gains include short-term capital gains, if any.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEW JERSEY
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(f)	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2011	$10.64	$.46	$(.44)	$.02	$(.44)	$—	$(.44)	$10.22	.14%
2010	9.81	.45	.81	1.26	(.43)	— *	(.43)	10.64	13.14
2009	10.09	.43	(.26)	.17	(.42)	(.03)	(.45)	9.81	1.66
2008	10.82	.42	(.72)	(.30)	(.41)	(.02)	(.43)	10.09	(2.82)
2007	10.78	.42	.04	.46	(.41)	(.01)	(.42)	10.82	4.44
Class B (2/97)
2011	10.65	.38	(.43)	(.05)	(.37)	—	(.37)	10.23	(.59)
2010	9.83	.37	.81	1.18	(.36)	— *	(.36)	10.65	12.21
2009	10.10	.36	(.26)	.10	(.34)	(.03)	(.37)	9.83	.98
2008	10.83	.34	(.72)	(.38)	(.33)	(.02)	(.35)	10.10	(3.58)
2007	10.78	.34	.05	.39	(.33)	(.01)	(.34)	10.83	3.72
Class C (9/94)
2011	10.61	.40	(.43)	(.03)	(.39)	—	(.39)	10.19	(.41)
2010	9.79	.39	.81	1.20	(.38)	— *	(.38)	10.61	12.48
2009	10.05	.38	(.25)	.13	(.36)	(.03)	(.39)	9.79	1.28
2008	10.79	.36	(.73)	(.37)	(.35)	(.02)	(.37)	10.05	(3.47)
2007	10.75	.36	.04	.40	(.35)	(.01)	(.36)	10.79	3.87
Class I (2/92)(e)
2011	10.68	.48	(.43)	.05	(.47)	—	(.47)	10.26	.36
2010	9.85	.47	.81	1.28	(.45)	— *	(.45)	10.68	13.32
2009	10.11	.45	(.25)	.20	(.43)	(.03)	(.46)	9.85	2.05
2008	10.85	.44	(.73)	(.29)	(.43)	(.02)	(.45)	10.11	(2.74)
2007	10.80	.44	.05	.49	(.43)	(.01)	(.44)	10.85	4.70

62	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(c)
Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$125,945	.82%	.82%	4.29%	7%
121,371	.85	.85	4.36	8
91,348	.87	.85	4.31	21
83,210	.96	.84	3.91	11
84,421	1.00	.86	3.88	7

4,275	1.57	1.57	3.53	7
8,442	1.60	1.60	3.64	8
11,881	1.62	1.60	3.52	21
14,539	1.71	1.59	3.16	11
17,960	1.75	1.61	3.13	7

37,511	1.37	1.37	3.74	7
37,482	1.40	1.40	3.81	8
29,143	1.42	1.40	3.75	21
28,363	1.51	1.39	3.37	11
29,028	1.55	1.41	3.33	7

70,068	.62	.62	4.49	7
77,172	.65	.65	4.57	8
66,899	.67	.65	4.48	21
68,499	.76	.64	4.11	11
63,816	.80	.66	4.08	7

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Distributions from Capital Gains include short-term capital gains, if any.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEW YORK
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(f)	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2011	$10.72	$.47	$(.34)	$.13	$(.46)	$—	$(.46)	$10.39	1.12%
2010	9.84	.46	.88	1.34	(.46)	— *	(.46)	10.72	13.87
2009	10.15	.45	(.28)	.17	(.44)	(.04)	(.48)	9.84	1.67
2008	10.86	.44	(.70)	(.26)	(.44)	(.01)	(.45)	10.15	(2.53)
2007	10.84	.45	.02	.47	(.44)	(.01)	(.45)	10.86	4.44
Class B (2/97)
2011	10.71	.39	(.34)	.05	(.38)	—	(.38)	10.38	.39
2010	9.84	.38	.87	1.25	(.38)	— *	(.38)	10.71	12.96
2009	10.14	.38	(.28)	.10	(.36)	(.04)	(.40)	9.84	1.00
2008	10.86	.36	(.71)	(.35)	(.36)	(.01)	(.37)	10.14	(3.34)
2007	10.84	.37	.02	.39	(.36)	(.01)	(.37)	10.86	3.69
Class C (9/94)
2011	10.72	.41	(.34)	.07	(.40)	—	(.40)	10.39	.58
2010	9.84	.41	.87	1.28	(.40)	— *	(.40)	10.72	13.28
2009	10.15	.40	(.28)	.12	(.39)	(.04)	(.43)	9.84	1.12
2008	10.87	.39	(.71)	(.32)	(.39)	(.01)	(.40)	10.15	(3.12)
2007	10.85	.39	.02	.41	(.38)	(.01)	(.39)	10.87	3.92
Class I (12/86)(e)
2011	10.73	.49	(.33)	.16	(.48)	—	(.48)	10.41	1.44
2010	9.86	.48	.87	1.35	(.48)	— *	(.48)	10.73	14.00
2009	10.17	.48	(.29)	.19	(.46)	(.04)	(.50)	9.86	1.91
2008	10.88	.47	(.71)	(.24)	(.46)	(.01)	(.47)	10.17	(2.31)
2007	10.86	.47	.02	.49	(.46)	(.01)	(.47)	10.88	4.66

64	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(c)
Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$209,283	.83%	.81%	4.38%	7%
226,162	.87	.84	4.46	3
181,049	.97	.84	4.49	30
190,598	1.12	.83	4.13	17
181,313	1.14	.84	4.15	9

5,114	1.58	1.56	3.62	7
8,898	1.62	1.59	3.73	3
12,094	1.72	1.59	3.71	30
19,133	1.87	1.58	3.38	17
25,898	1.89	1.59	3.41	9

61,439	1.38	1.36	3.82	7
60,840	1.42	1.39	3.91	3
51,978	1.52	1.39	3.95	30
49,910	1.67	1.38	3.58	17
48,525	1.69	1.39	3.60	9

141,171	.63	.61	4.58	7
150,977	.67	.64	4.66	3
132,815	.77	.64	4.69	30
137,731	.92	.63	4.33	17
141,556	.94	.64	4.35	9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. The Fund did not receive an expense reimbursement from the Adviser during the fiscal years end 2007 through 2011.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Distributions from Capital Gains include short-term capital gains, if any.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEW YORK INSURED
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(f)	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2011	$10.15	$.39	$(.27)	$.12	$(.39)	$—	$(.39)	$9.88	1.16%
2010	9.61	.40	.53	.93	(.39)	—	(.39)	10.15	9.84
2009	9.63	.40	— *	.40	(.39)	(.03)	(.42)	9.61	4.24
2008	10.37	.40	(.71)	(.31)	(.40)	(.03)	(.43)	9.63	(3.07)
2007	10.41	.40	—	.40	(.40)	(.04)	(.44)	10.37	4.02
Class B (2/97)
2011	10.18	.32	(.28)	.04	(.32)	—	(.32)	9.90	.34
2010	9.64	.33	.53	.86	(.32)	—	(.32)	10.18	9.02
2009	9.66	.33	— *	.33	(.32)	(.03)	(.35)	9.64	3.45
2008	10.40	.32	(.71)	(.39)	(.32)	(.03)	(.35)	9.66	(3.79)
2007	10.44	.33	(.01)	.32	(.32)	(.04)	(.36)	10.40	3.23
Class C (9/94)
2011	10.16	.34	(.27)	.07	(.34)	—	(.34)	9.89	.62
2010	9.62	.35	.53	.88	(.34)	—	(.34)	10.16	9.24
2009	9.64	.35	— *	.35	(.34)	(.03)	(.37)	9.62	3.65
2008	10.37	.34	(.70)	(.36)	(.34)	(.03)	(.37)	9.64	(3.54)
2007	10.42	.35	(.02)	.33	(.34)	(.04)	(.38)	10.37	3.31
Class I (12/86)(e)
2011	10.19	.42	(.28)	.14	(.41)	—	(.41)	9.92	1.39
2010	9.65	.42	.53	.95	(.41)	—	(.41)	10.19	10.00
2009	9.67	.42	— *	.42	(.41)	(.03)	(.44)	9.65	4.42
2008	10.40	.42	(.70)	(.28)	(.42)	(.03)	(.45)	9.67	(2.79)
2007	10.45	.42	(.01)	.41	(.42)	(.04)	(.46)	10.40	4.08

66	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(c)
Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$87,314	.83%	.82%	3.89%	6%
98,131	.86	.85	4.03	4
87,154	.96	.85	4.12	11
79,593	1.08	.84	3.89	13
90,400	1.03	.85	3.89	9

2,620	1.58	1.57	3.13	6
5,023	1.60	1.59	3.30	4
7,288	1.70	1.59	3.35	11
9,290	1.83	1.59	3.14	13
13,447	1.78	1.60	3.14	9

20,100	1.38	1.37	3.33	6
18,437	1.40	1.39	3.48	4
15,374	1.51	1.40	3.57	11
13,870	1.63	1.39	3.34	13
14,426	1.58	1.40	3.34	9

165,529	.63	.62	4.09	6
175,847	.66	.65	4.23	4
172,000	.76	.65	4.31	11
184,670	.88	.64	4.09	13
207,492	.83	.65	4.09	9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. The Fund did not receive an expense reimbursement from the Adviser during the fiscal years end 2007 through 2011.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Distributions from Capital Gains include short-term capital gains, if any.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	67

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Connecticut Municipal Bond Fund (“Connecticut”), Nuveen New Jersey Municipal Bond Fund (“New Jersey”), Nuveen New York Municipal Bond Fund (“New York”) and Nuveen New York Insured Municipal Bond Fund (“New York Insured”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the Funds’ sub-adviser, and the Funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

Connecticut’s, New Jersey’s and New York’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, Connecticut, New Jersey and New York each invest at least 80% of their net assets in municipal bonds that pay interest that is exempt from regular federal and each state’s respective personal income tax. Each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

New York Insured’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, and during the fiscal year ended February 28, 2011, the Fund invested at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and New York personal income tax. The Fund invested at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. In addition, the municipal securities in which the Fund invests were, at the time of purchase, (i) rated BBB/Baa or higher or covered by insurance from insurers with a claims-paying ability rated BBB/Baa or higher; (ii) unrated, but judged to be of comparable quality by the Sub-Adviser; or (iii) backed by an escrow or trust account containing sufficient U.S. Government or U.S. government agency securities to ensure timely payment of principal and interest. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the

68	Nuveen Investments

security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 28, 2011, the Funds had no such outstanding purchase commitments.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

During the period March 1, 2010 through March 31, 2010, dividends from net investment income were declared and paid to shareholders monthly. Effective April 1, 2010, the Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Insurance

Under normal market conditions, and during the fiscal year ended February 28, 2011, New York Insured invested at least 80% of its net assets in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest thereon. Inverse floating rate securities whose underlying bonds are covered by insurance were included for purposes of the 80%. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered “while in fund” under a master portfolio insurance policy purchased by the Fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or Fund shares. The Adviser may obtain master policies from insurers that specialize in insuring municipal bonds.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the

Nuveen Investments	69

Notes to Financial Statements (continued)

insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund, and is reflected as an expense over the term of the policy, when applicable. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended February 28, 2011, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At February 28, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	Connecticut	New Jersey	New York	New York Insured
Maximum exposure to Recourse Trusts	$—	$—	$670,000	$3,000,000

70	Nuveen Investments

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended February 28, 2011, were as follows:

	Connecticut	New York	New York Insured
Average floating rate obligations outstanding	$10,000,000	$17,955,000	$7,060,000
Average annual interest rate and fees	.50%	.53%	.51%

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 2011.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

During the period March 1, 2010 through March 31, 2010, income and expenses of the Funds that were not directly attributable to a specific class of shares were prorated among the classes based on the relative net assets of each class. Effective April 1, 2010, income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value

Nuveen Investments	71

Notes to Financial Statements (continued)

measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of February 28, 2011:

Connecticut	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$338,471,036	$ —	$338,471,036
New Jersey	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$233,756,196	$ —	$233,756,196

New York	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$432,215,228	$ —	$432,215,228

New York Insured	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$279,062,923	$—	$279,062,923

During the fiscal year ended February 28, 2011, the Funds recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended February 28, 2011.

4. Fund Shares

Transactions in Fund shares were as follows:

	Connecticut
	Year Ended 2/28/11		Year Ended 2/28/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,927,201	$50,950,249	3,308,341	$33,717,593
Class A – automatic conversion of Class B Shares	132,958	1,402,220	136,627	1,366,749
Class B	1,279	13,378	3,761	38,534
Class C	962,099	10,110,141	1,193,446	12,170,140
Class I	1,282,346	13,414,398	872,560	9,021,556
Shares issued to shareholders due to reinvestment of distributions:
Class A	594,719	6,235,595	591,492	6,055,211
Class B	6,012	63,167	10,612	108,239
Class C	90,865	952,356	87,675	897,629
Class I	38,496	405,106	20,949	216,179
	8,035,975	83,546,610	6,225,463	63,591,830
Shares redeemed:
Class A	(5,222,261)	(54,177,083)	(4,210,795)	(43,343,323)
Class B	(176,982)	(1,852,282)	(282,372)	(2,886,084)
Class B – automatic conversion to Class A Shares	(133,083)	(1,402,220)	(136,678)	(1,366,749)
Class C	(1,059,247)	(10,934,012)	(725,775)	(7,417,368)
Class I	(646,883)	(6,671,389)	(285,738)	(2,908,831)
	(7,238,456)	(75,036,986)	(5,641,358)	(57,922,355)
Net increase (decrease)	797,519	$8,509,624	584,105	$5,669,475

72	Nuveen Investments

	New Jersey
	Year Ended 2/28/11		Year Ended 2/28/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,831,748	$40,106,932	3,354,990	$34,597,907
Class A – automatic conversion of Class B Shares	125,979	1,334,171	192,771	1,947,082
Class B	4,600	48,576	7,754	79,644
Class C	757,973	8,113,739	774,202	7,980,912
Class I	1,170,063	12,548,520	1,207,893	12,588,590
Shares issued to shareholders due to reinvestment of distributions:
Class A	274,467	2,920,372	244,931	2,536,159
Class B	12,722	135,729	18,291	188,912
Class C	75,628	801,640	67,262	694,613
Class I	137,613	1,469,328	140,882	1,461,529
	6,390,793	67,479,007	6,008,976	62,075,348
Shares redeemed:
Class A	(3,314,503)	(34,561,475)	(1,699,045)	(17,542,378)
Class B	(265,916)	(2,841,882)	(250,171)	(2,570,177)
Class B – automatic conversion to Class A Shares	(125,906)	(1,334,171)	(192,546)	(1,947,082)
Class C	(684,820)	(7,123,243)	(286,915)	(2,947,466)
Class I	(1,701,741)	(17,884,938)	(917,768)	(9,417,316)
	(6,092,886)	(63,745,709)	(3,346,445)	(34,424,419)
Net increase (decrease)	297,907	$3,733,298	2,662,531	$27,650,929

	New York
	Year Ended 2/28/11		Year Ended 2/28/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,559,056	$48,190,715	5,835,972	$60,631,159
Class A – automatic conversion of Class B Shares	188,047	2,025,689	174,671	1,768,836
Class B	4,227	44,648	7,394	77,007
Class C	1,120,644	12,098,530	1,137,580	11,845,482
Class I	1,279,450	13,748,678	1,522,691	15,837,151
Shares issued to shareholders due to reinvestment of distributions:
Class A	475,611	5,109,488	478,315	4,967,306
Class B	13,019	139,905	19,465	201,333
Class C	120,133	1,288,820	108,525	1,128,264
Class I	437,547	4,704,553	456,284	4,741,499
	8,197,734	87,351,026	9,740,897	101,198,037
Shares redeemed:
Class A	(6,185,389)	(65,255,387)	(3,788,102)	(39,498,001)
Class B	(167,110)	(1,792,075)	(250,735)	(2,597,520)
Class B – automatic conversion to Class A Shares	(188,195)	(2,025,689)	(174,728)	(1,768,836)
Class C	(1,004,248)	(10,665,580)	(850,490)	(8,803,768)
Class I	(2,216,471)	(23,549,963)	(1,388,651)	(14,373,963)
	(9,761,413)	(103,288,694)	(6,452,706)	(67,042,088)
Net increase (decrease)	(1,563,679)	$(15,937,668)	3,288,191	$34,155,949

Nuveen Investments	73

Notes to Financial Statements (continued)

	New York Insured
	Year Ended 2/28/11		Year Ended 2/28/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	844,051	$8,575,915	1,096,916	$10,946,323
Class A – automatic conversion of Class B Shares	76,882	785,139	74,932	747,276
Class B	390	3,981	1,376	13,385
Class C	468,395	4,795,342	323,900	3,226,521
Class I	488,114	4,969,309	86,729	864,323
Shares issued to shareholders due to reinvestment of distributions:
Class A	215,432	2,181,883	227,331	2,258,275
Class B	7,523	76,578	12,210	121,423
Class C	35,848	363,350	28,937	288,260
Class I	528,235	5,371,498	536,212	5,347,466
	2,664,870	27,122,995	2,388,543	23,813,252
Shares redeemed:
Class A	(1,964,943)	(19,723,961)	(798,249)	(7,952,586)
Class B	(160,143)	(1,626,360)	(201,354)	(2,003,438)
Class B – automatic conversion to Class A Shares	(76,660)	(785,139)	(74,710)	(747,276)
Class C	(285,751)	(2,899,723)	(136,183)	(1,349,652)
Class I	(1,577,562)	(15,957,257)	(1,195,945)	(11,908,655)
	(4,065,059)	(40,992,440)	(2,406,441)	(23,961,607)
Net increase (decrease)	(1,400,189)	$(13,869,445)	(17,898)	$(148,355)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended February 28, 2011, were as follows:

	Connecticut	New Jersey	New York	New York Insured
Purchases	$39,034,516	$23,635,750	$30,014,215	$16,154,073
Sales and maturities	34,296,934	15,889,810	39,035,929	23,883,469

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 28, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Connecticut	New Jersey	New York	New York Insured
Cost of investments	$330,800,045	$240,335,750	$417,702,595	$269,231,591
Gross unrealized:
Appreciation	$7,106,157	$6,042,384	$9,878,020	$7,364,404
Depreciation	(9,435,166)	(12,621,938)	(13,320,678)	(4,593,081)
Net unrealized appreciation (depreciation) of investments	$(2,329,009)	$(6,579,554)	$(3,442,658)	$2,771,323

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at February 28, 2011, the Funds’ tax year end, as follows:

	Connecticut	New Jersey	New York	New York Insured
Capital paid-in	$2,665	$—	$8,449	$—
Undistributed (Over-distribution of) net investment income	(14,515)	(409)	(19,756)	(15,265)
Accumulated net realized gain (loss)	11,850	409	11,307	15,265

74	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2011, the Funds’ tax year end, were as follows:

	Connecticut	New Jersey	New York	New York Insured
Undistributed net tax-exempt income*	$958,118	$1,372,491	$2,498,449	$1,227,936
Undistributed net ordinary income**	5,219	17,026	15,496	—
Undistributed net long-term capital gains	332,779	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period on February 1, 2011, through February 28, 2011 and paid on March 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 28, 2011 and February 28, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Connecticut	New Jersey	New York	New York Insured
Distributions from net tax-exempt income***	$13,635,179	$10,300,588	$18,921,417	$11,584,837
Distributions from net ordinary income**	—	—	—	—
Distributions from net long-term capital gains****	84,078	—	—	—

2010	Connecticut	New Jersey	New York	New York Insured
Distributions from net tax-exempt income	$13,497,765	$9,124,361	$18,138,957	$11,567,290
Distributions from net ordinary income**	—	30,402	61	—
Distributions from net long-term capital gains	—	62,578	139,092	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2011, as Exempt Interest Dividends.
****	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 28, 2011.

At February 28, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	New Jersey	New York	New York Insured
Expiration:
February 28, 2018	$—	$127,145	$2,575,349
February 28, 2019	80,823	60,379	—
Total	$80,823	$187,524	$2,575,349

During the tax year ended February 28, 2011, Connecticut and New York Insured utilized $188,653 and $408,285 of their capital loss carryforwards, respectively.

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through February 28, 2011, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	New Jersey	New York
Post-October capital losses	$110,205	$124,061

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

Nuveen Investments	75

Notes to Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 28, 2011, the complex-level fee rate for the Funds was .1799%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities it provides for the Funds. The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of New York and New York Insured so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .750% and .975% respectively, of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended February 28, 2011, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Connecticut	New Jersey	New York	New York Insured
Sales charges collected (Unaudited)	$346,019	$129,002	$295,706	$125,565
Paid to financial intermediaries (Unaudited)	305,317	112,386	254,740	106,650

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Connecticut	New Jersey	New York	New York Insured
Commission advances (Unaudited)	$187,253	$94,266	$126,133	$5,760

76	Nuveen Investments

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2011, the Distributor retained such 12b-1 fees as follows:

	Connecticut	New Jersey	New York	New York Insured
12b-1 fees retained (Unaudited)	$106,459	$105,106	$143,184	$59,399

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2011, as follows:

	Connecticut	New Jersey	New York	New York Insured
CDSC retained (Unaudited)	$8,864	$21,981	$18,209	$9,307

8. Subsequent Events

On April 30, 2011, the Distributor will change its name from Nuveen Investments, LLC to Nuveen Securities, LLC.

Effective April 27, 2011, New York Insured will be closed to new investors. Investors in the Fund as of April 27, 2011, may continue to invest in the Fund, including through the reinvestment of dividends and capital gains distributions.

Effective May 31, 2011, New York Insured will no longer be required to invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. The Fund will continue to be subject to the requirement that it invest at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and New York personal income tax. Also on May 31, 2011, the Fund’s name will be changed to Nuveen New York Municipal Bond Fund 2.

Nuveen Investments	77

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	246
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	246
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	246
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	246
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	246
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	246
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	246

78	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	246
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	246

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	246
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				246

Nuveen Investments	79

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	246
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	246
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	246
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				246
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	246
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	246
Larry W. Martin 7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Vice President and Assistant Secretary of Nuveen Commodities Asset Management LLC (since 2010).	246

80	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

				246
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Investments, LLC; formerly, Secretary of FASF (2004-2010); Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	246
Jeffrey M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments, LLC (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	114

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	81

Annual Investment Management Agreement Approval Process

(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees (each a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (the “Adviser”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and the Adviser, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Adviser’s organization and business; the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including the development of new practices and coordination among business units with respect to large shareholder transactions, streamlining the classes offered, and adding funds to various distribution platforms.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by the Adviser and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered the Adviser’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and the Adviser

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. The Board

82	Nuveen Investments

also reviewed the peer ranking of the Nuveen municipal funds advised by the Adviser in the aggregate. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Nuveen New York Insured Municipal Bond Fund (the “New York Insured Fund”)) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. The Independent Board Members noted that the Nuveen New Jersey Municipal Bond Fund (the “New Jersey Fund”), the Nuveen New York Municipal Bond Fund (the “New York Fund”) and the Nuveen Connecticut Municipal Bond Fund (the “Connecticut Fund”) generally demonstrated favorable performance in comparison to peers, performing in the top two quartiles over the various periods. In addition, the Independent Board Members noted that although the New York Insured Fund underperformed its benchmark in the three-year period, it outperformed the performance of its benchmark in the one-year period.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers, including for the Connecticut Fund and the New Jersey Fund.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. It was noted that each Fund had net advisory fees above the peer averages of their respective Peer Groups but net expense ratios below, at or near (within 5 basis points or less) the peer expense ratio average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Adviser to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability

Nuveen Investments	83

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to the Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Adviser in managing the assets of the Funds and other clients. The Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

84	Nuveen Investments

Board Approval of Sub-Advisory Arrangements (Unaudited)

Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by NAM to the Funds were transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of the Adviser and the Adviser changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The Adviser, under its new name NFA, continues to serve as investment adviser to the Funds and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA entered into sub-advisory agreements with NAM LLC on behalf of the Funds (each a “Sub-Advisory Agreement”). Under each Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the respective Fund’s investment portfolio allocated to it by NFA. There have been no changes to the advisory fees paid by the Funds; rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Funds following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreements on behalf of the Funds. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the Funds were the same, the factors considered and determinations made at the May Meeting in approving the Advisory Agreements were equally applicable to the approval of the Sub-Advisory Agreements.

Nuveen Investments	85

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper Connecticut Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Connecticut Municipal Debt Fund category. The Lipper Connecticut Municipal Debt Funds Average contained 20, 16 and 15 funds for the 1-year, 5-year and 10-years period, respectively, ended February 28, 2011.

Lipper New Jersey Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper New Jersey Municipal Debt Fund category. The Lipper New Jersey Municipal Debt Funds Average contained 48, 34 and 32 funds for the 1-year, 5-year and 10-years period, respectively, ended February 28, 2011.

Lipper New York Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper New York Municipal Debt Fund category. The Lipper New York Municipal Debt Funds Average contained 99, 82 and 76 funds for the 1-year, 5-year and 10-years period, respectively, ended February 28, 2011.

Lipper Single-State Insured Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Single-State Insured Municipal Debt Fund category. The Lipper Single-State Insured Municipal Debt Funds Average contained 60, 56 and 55 funds for the 1-year, 5-year and 10-years period, respectively, ended February 28, 2011.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Standard & Poor’s (S&P) Connecticut Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Connecticut municipal bond market.

Standard & Poor’s (S&P) Insured National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the insured segment of the U.S. municipal bond market.

Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market.

Standard & Poor’s (S&P) New Jersey Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New Jersey municipal bond market.

Standard & Poor’s (S&P) New York Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

86	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	87

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-MS3-0211D

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

February 28, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen Massachusetts Municipal Bond Fund	NMAAX	NMABX	NMACX	NBMAX
Nuveen Massachusetts Insured Municipal Bond Fund	NMAIX	NINSX	NMAKX	NIMAX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp – the parent of FAF Advisors – received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

April 26, 2011

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s, or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Portfolio manager Michael Hamilton examines economic and municipal market conditions at both the national and state levels, key investment strategies and the Funds’ performance during the twelve months ending February 28, 2011. Michael has 22 years of investment experience and assumed management of the Nuveen Massachusetts Municipal Bond Fund and the Nuveen Massachusetts Insured Municipal Bond Fund in January 2011.The previous portfolio manager, Cathryn Steeves, managed the Funds’ from 2006 until December 2010.

What factors affected the U.S. economy, the national municipal bond market and the Massachusetts municipal bond market during the twelve-month reporting period ending February 28, 2011?

During this period, the U.S. economy demonstrated some signs of improvement, supported by the efforts of both the Federal Reserve (Fed) and the federal government. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its March 2011 meeting (after the end of this reporting period), the central bank renewed its commitment to keeping the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also left unchanged its second round of quantitative easing, which calls for purchasing $600 billion in U.S. Treasury bonds by June 30, 2011. The goal of this plan is to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 and aimed at providing job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits and other federal social welfare programs.

In the fourth quarter of 2010, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 3.1%, marking the first time the economy put together six consecutive quarters of positive growth since 2006-2007. In February 2011, national unemployment dropped below 9% for the first time in 21 months, standing at 8.9%, down from 9.7% a year earlier. At the same time, inflation posted its largest gain since April 2009, as the Consumer Price Index (CPI) rose 2.1% year-over-year as of February 2011, driven mainly by increased prices for energy. The core CPI (which excludes food and energy) increased 1.1% over this period. The housing market continued to be the weak spot in the economy. For the twelve months ended January 2011 (most recent data available at the time this report was produced), the average home price in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas lost 3.1%, with 11 of the 20 metropolitan areas hitting their lowest levels since housing prices peaked in 2006.

Nuveen Investments	5

Municipal bond prices generally rose during the first eight months of this period, as the combination of strong demand and tight supply of new tax-exempt issuance created favorable market conditions. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt under the Build America Bond (BAB) program, which was created as part of the American Recovery and Reinvestment Act of February 2009 and which expired December 31, 2010. Build America Bonds offered municipal issuers a federal subsidy equal to 35% of a bond’s interest payments, providing issuers with an alternative to traditional tax-exempt debt that often was lower in cost. For the period March 1, 2010, through December 31, 2010, taxable Build America Bonds issuance totaled $117.3 billion, accounting for 24% of new bonds issued in the municipal market. In mid-November 2010, after rallying strongly over most of the period, the municipal market suffered a reversal, due largely to investor concerns about inflation, the federal deficit, and the impact on demand for U.S. Treasuries. Adding to this situation was the popular media’s coverage of the strained finances of many state and local governments, which failed to differentiate between gaps in operating budgets and those entities’ ability to pay their municipal debt. As a result, money began to flow out of high yield funds, yields rose and valuations fell. Toward the end of this period, we saw the environment in the municipal market improve, as crossover buyers — including hedge funds and life insurance companies — were attracted by municipal bond prices and tax-exempt yields, resulting in decreased outflows, declining yields and rising valuations.

Over the twelve months ended February 28, 2011, municipal bond issuance nationwide for both tax-exempt and taxable bond issuance totaled $423.4 billion. Demand for municipal bonds was exceptionally strong during the majority of this period, especially from individual investors. In recent months, crossover buyers have provided support for the market.

Massachusetts has a highly diverse economy. Anchored by significant levels of employment in the relatively stable education and health care industries, the state’s economic downturn was milder than that of the nation as a whole. Massachusetts also experienced a stronger-than-average economic recovery, according to Moody’s Analytics. Payrolls in the state have been expanding since January 2010, and the February 2011 unemployment rate of 8.2% was well below the national average of 8.9%. In January 2011, the Governor proposed a $30.5 billion budget for the 2012 fiscal year. This budget was 11% larger than the prior year’s, which would close a projected $2 billion deficit, contain no new taxes but include some new fees and costs, and further reduce the state’s rainy day fund. For the twelve months ending February 28, 2011, Massachusetts tax-exempt bond supply totaled $12.9 billion, a 28% year-over-year increase compared with roughly flat issuance nationwide. At period end, Massachusetts maintained credit ratings of Aa1 and AA from Moody’s and Standard & Poor’s (S&P), respectively.

How did the Funds perform?

The tables in the Fund Performance section of this report provide total return performance information for the one-, five- and ten-year periods ending February 28, 2011. Each Fund’s Class A Share total returns are compared with the performance of the Massachusetts specific and national Standard & Poor’s (S&P) indexes and the corresponding Lipper peer fund average. During the twelve-month period, the Class A Shares at net asset value (NAV) of both Funds slightly outpaced its Standard & Poor’s (S&P) National Municipal Bond Index but trailed the state-specific S&P Massachusetts Municipal Bond Index. The Funds outperformed the Lipper peer group averages by healthy margins.

6	Nuveen Investments

Both Funds modestly benefited from their duration positioning. Longer-duration bonds generally underperformed their shorter-dated counterparts, which were more stable during the market’s sell-off in late 2010 and early 2011. In this environment, the Funds’ overweighting in short- and intermediate bonds proved helpful. The non-insured portfolio, however, was slightly overweighted in long-duration bonds, modestly reducing the Fund’s duration benefit.

Sector positioning also added to positive results. Both Funds benefited from overweightings in higher education and housing bonds, as these categories performed well compared with the national tax-exempt bond market. Limited exposure to tobacco bonds — a predominantly lower-rated sector that did not perform well — helped the non-insured Fund, while underweighting the stronger-performing tax-backed bond sector was a counterbalancing negative. The insured Fund benefited from overweightings in the health care and water/sewer sectors, both of which outperformed, and also from an underweighting in weaker-performing transportation debt.

Credit quality exposure hampered the non-insured Fund’s performance, while having a negligible impact on the insured Fund’s results. The non-insured Fund was hurt by its exposure to lower-rated bonds, which trailed higher-quality bonds during the market sell-off. Underweighting higher-quality debt also hurt the non-insured Fund’s performance.

What strategies were used to manage the Funds during the twelve-month reporting period?

We continued to follow the same management approach we use in all types of market conditions. In addition to evaluating our existing holdings on an ongoing basis to ensure continued comfort with their credit quality, we sought to invest in municipal bonds we believed were creditworthy and offered shareholders good total return potential relative to their risks.

In the case of both portfolios, trading activity was minimal. We made very few changes to the portfolios. In part this was due to relatively constrained issuance, especially late in the period. It was also due in part to high bond prices, especially during the first eight months of the year. With few attractively valued securities to be found, it made little sense for us to sell existing positions and replace them with newer bonds we felt offered less-compelling performance prospects.

When we did buy bonds to keep the Fund fully invested, we used the proceeds of bond calls and cash coming into the portfolio. Our new purchases included continuing care retirement community, transportation and higher education bonds. While the majority of the securities we bought simply reflected what was available in the market when we had funds requiring investment. We did make one opportunistic purchase late in the period in a Quincy, Massachusetts general obligation bond issue whose price we felt had fallen too low relative to what we saw as the securities’ underlying credit quality and performance prospects.

In the insured Fund, our transaction activity was even more limited. In the years since the financial crisis of 2008, insured municipal bond issuance has fallen dramatically. The Fund can hold up to 20% of the portfolio in non-insured municipal debt, but because we were relatively close to that threshold during the period, it limited the number of purchases we could make. In fact, we made only three purchases during the twelve-month period. Two

Nuveen Investments	7

were insured bonds — a Springfield, Massachusetts, water/sewer bond deal and a Boston housing bond issue. We also bought Guam public power bonds. This purchase helped us keep the portfolio invested while providing shareholders with the same tax benefits they would receive from Massachusetts bonds since debt issued by U.S. territories is generally fully tax-exempt for residents of all fifty states. With relatively few bonds to buy, we also had very limited selling activity. We occasionally sold securities to meet shareholder redemptions, and these consisted of short-dated bonds with limited performance prospects.

Recent Changes to the Investment Policies of Nuveen Insured Funds

Effective as of the close of business on April 27, 2011, the Nuveen Massachusetts Insured Municipal Bond Fund will close to new investors. Investors in the Fund as of that date may continue to invest in the Fund, including through the reinvestment of dividends and capital gains distributions.

In addition, effective May 31, 2011:

•

The Fund will no longer be required to invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. The Fund will continue to be subject to the requirement that it invest at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and Massachusetts personal income tax.

•	The Fund’s name will be changed to Nuveen Massachusetts Municipal Bond Fund 2.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. Market interest rate changes will cause the value of debt securities (and the value of shares of funds that invest in them) to fluctuate, and may also impact income over time. Credit risk refers to an issuer’s ability to make interest and principal payments when due.

Dividend Information

During the reporting period, the Class I Shares of the Nuveen Massachusetts Municipal Bond Fund saw a dividend increase in August 2010 and a decrease in February 2011. The Class A and Class I Shares of the Nuveen Massachusetts Insured Municipal Bond Fund decreased in August 2010, while the Fund’s Class B and Class C Shares experienced a reduction in their dividend in August 2010 and an increase in February 2011.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 28, 2011, the Massachusetts Municipal Bond Fund had a positive UNII balance for both tax and financial reporting purposes while the Massachusetts Insured Municipal Bond Fund had a positive UNII balance for tax and a negative UNII balance for financial reporting purposes.

8	Nuveen Investments

Fund Performance (Unaudited)

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and benchmark return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

Nuveen Massachusetts Municipal Bond Fund

Average Annual Total Returns as of February 28, 2011
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.69%	3.32%	4.30%
Class A Shares at Offer	-2.61%	2.43%	3.86%
Standard & Poor’s (S&P) Massachusetts Municipal Bond Index*	1.86%	4.36%	5.03%
Standard & Poor’s (S&P) National Municipal Bond Index*	1.63%	3.74%	4.75%
Lipper Massachusetts Municipal Debt Funds Average*	0.19%	2.90%	3.91%

Class B Shares w/o CDSC	0.94%	2.56%	3.68%
Class B Shares w/CDSC	-2.94%	2.39%	3.68%
Class C Shares	1.14%	2.76%	3.72%
Class I Shares	1.91%	3.52%	4.50%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.52%	3.30%	4.11%
Class A Shares at Offer	-3.74%	2.43%	3.66%
Class B Shares w/o CDSC	-0.22%	2.52%	3.49%
Class B Shares w/CDSC	-4.06%	2.35%	3.49%
Class C Shares	-0.04%	2.74%	3.54%
Class I Shares	0.73%	3.50%	4.31%

Class A Shares have a maximum 4.20% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Growth of an Assumed $10,000 Investment as of February 28, 2011 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	9

Fund Performance (Unaudited) (continued)

Nuveen Massachusetts Insured Municipal Bond Fund

Average Annual Total Returns as of February 28, 2011
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.33%	3.42%	4.09%
Class A Shares at Offer	-2.88%	2.55%	3.64%
Standard & Poor’s (S&P) Massachusetts Municipal Bond Index*	1.86%	4.36%	5.03%
Standard & Poor’s (S&P) Insured National Municipal Bond Index*	1.24%	3.60%	4.75%
Lipper Single-States Insured Municipal Debt Funds Average*	0.26%	2.78%	3.61%

Class B Shares w/o CDSC	0.66%	2.66%	3.46%
Class B Shares w/CDSC	-3.22%	2.49%	3.46%
Class C Shares	0.86%	2.88%	3.53%
Class I Shares	1.60%	3.63%	4.30%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.00%	3.54%	3.98%
Class A Shares at Offer	-3.22%	2.65%	3.53%
Class B Shares w/o CDSC	0.13%	2.75%	3.35%
Class B Shares w/CDSC	-3.73%	2.58%	3.35%
Class C Shares	0.33%	2.95%	3.41%
Class I Shares	1.17%	3.75%	4.19%

Class A Shares have a maximum 4.20% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Growth of an Assumed $10,000 Investment as of February 28, 2011 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in this Report for definitions.

10	Nuveen Investments

Yields (Unaudited) as of February 28, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the net asset value (NAV) per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

Nuveen Massachusetts Municipal Bond Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares at NAV	4.75%	4.85%	—	7.11%
Class A Shares at Offer	4.55%	—	4.64%	6.80%
Class B Shares	3.99%	4.11%	—	6.03%
Class C Shares	4.22%	4.31%	—	6.32%
Class I Shares	4.95%	5.05%	—	7.40%

Nuveen Massachusetts Insured Municipal Bond Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares at NAV	3.84%	3.92%	—	5.75%
Class A Shares at Offer	3.68%	—	3.75%	5.50%
Class B Shares	3.10%	3.18%	—	4.66%
Class C Shares	3.29%	3.37%	—	4.94%
Class I Shares	4.00%	4.12%	—	6.04%

1	The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.8%.

Nuveen Investments	11

Holding Summaries (Unaudited) as of February 28, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Nuveen Massachusetts Municipal Bond Fund

Bond Credit Quality1

Nuveen Massachusetts Insured Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Education and Civic Organizations	32.1%
Health Care	22.0%
Transportation	9.4%
Tax Obligation/General	6.5%
Long-Term Care	5.9%
Tax Obligation/Limited	5.4%
Housing/Multifamily	4.6%
Other	14.1%

Portfolio Composition[1]
Tax Obligation/General	19.1%
Water and Sewer	16.5%
Tax Obligation/Limited	15.7%
Health Care	14.7%
Education and Civic Organizations	13.4%
Housing/Multifamily	7.1%
Transportation	6.0%
Other	7.5%

Insurers[2,3]
AGM	35.8%
NPFG[4]	32.3%
AMBAC	14.1%
FGIC	13.7%
SYNCORA GTY	3.6%
Other	0.5%

1	As a percentage of total investments as of February 28, 2011. Holdings are subject to change.

2	As a percentage of total Insured investments as of February 28, 2011. Holdings are subject to change.

3	During the fiscal year ended February 28, 2011, the Fund has invested at least 80% of its net assets in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 — General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 86% of the Fund’s total investments are invested in Insured securities.

4	MBIA’s public finance subsidiary.

12	Nuveen Investments

Expense Ratios (Unaudited)

The expense ratios below reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses but exclude interest expense on self-deposited inverse floaters held by the Funds, if any.

Nuveen Massachusetts Municipal Bond Fund		Nuveen Massachusetts Insured Municipal Bond Fund
Share Class	Gross Expense Ratios	Share Class	Gross Expense Ratios
Class A	0.91%	Class A	0.91%
Class B	1.65%	Class B	1.66%
Class C	1.46%	Class C	1.47%
Class I	0.71%	Class I	0.71%

Nuveen Investments	13

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Massachusetts Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/11)	$953.00	$948.60	$950.00	$953.10	$1,020.73	$1,017.01	$1,018.05	$1,021.72
Expenses Incurred During Period	$3.97	$7.59	$6.58	$3.00	$4.11	$7.85	$6.80	$3.11

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.57%, 1.36% and .62% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Massachusetts Insured Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/11)	$961.90	$958.30	$960.00	$962.90	$1,020.83	$1,017.11	$1,018.10	$1,021.87
Expenses Incurred During Period	$3.89	$7.53	$6.56	$2.87	$4.01	$7.75	$6.76	$2.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .80%, 1.55%, 1.35% and .59% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the “Funds”) at February 28, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois

April 27, 2011

Nuveen Investments	15

Portfolio of Investments

Nuveen Massachusetts Municipal Bond Fund

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 0.5%

$1,425	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	Caa3	$715,265
	Consumer Staples – 1.3%

760	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	692,512

1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB	1,028,170
1,760	Total Consumer Staples			1,720,682
	Education and Civic Organizations – 31.4%

1,270	Massachusetts Development Finance Agency, Revenue Bonds, Bentley University, Series 2010, 5.000%, 7/01/28	7/20 at 100.00	A3	1,251,102

1,500	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2010R-1, 5.000%, 7/01/40	7/20 at 100.00	AA–	1,458,300

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2008U-4, 5.600%, 10/01/35	No Opt. Call	A2	1,010,810

750	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2009V-1, 5.000%, 10/01/29	10/19 at 100.00	A	751,523

6,000	Massachusetts Development Finance Agency, Revenue Bonds, Draper Laboratory, Series 2008, 5.875%, 9/01/30	No Opt. Call	Aa3	6,285,118

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	A–	898,800

4,000	Massachusetts Development Finance Agency, Revenue Bonds, Harvard University, Series 2010B-1, 5.000%, 10/15/40	10/20 at 100.00	AAA	4,102,800

1,000	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/39	10/19 at 100.00	BBB	1,076,570

	Massachusetts Development Finance Agency, Revenue Bonds, Williston Northampton School, Series 2005B:
100	5.000%, 10/01/25 – SYNCORA GTY Insured	10/15 at 100.00	Baa1	95,457
1,500	5.000%, 10/01/37 – SYNCORA GTY Insured	10/15 at 100.00	Baa1	1,232,415

3,000	Massachusetts Development Finance Authority, Revenue Bonds, Curry College, Series 1999A, 5.500%, 3/01/29 – ACA Insured	3/11 at 100.00	BBB	2,848,860

	Massachusetts Development Finance Authority, Revenue Bonds, Hampshire College, Series 2004:
1,000	5.625%, 10/01/24	10/14 at 100.00	BBB	978,310
1,000	5.700%, 10/01/34	10/14 at 100.00	BBB	922,140

3,075	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2005D, 5.000%, 7/01/27 – AGC Insured	7/15 at 100.00	AA+	3,125,738

2,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	1,925,860

895	Massachusetts Educational Finance Authority, Educational Loan Revenue Bonds, Series 2002A, 5.000%, 1/01/13 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	AA	913,151

1,420	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2008H, 6.350%, 1/01/30 – AGC Insured (Alternative Minimum Tax)	1/18 at 100.00	AA+	1,455,812

1,915	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2009I, 6.000%, 1/01/28	1/20 at 100.00	AA	1,988,632

800	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2010-20W, 13.313%, 12/15/34 (IF)	12/19 at 100.00	AAA	885,360

16	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Tufts University, Series 2008O, 5.375%, 8/15/38	8/18 at 100.00	Aa2	$3,087,180

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wellesley College, Series 2003H, 5.000%, 7/01/26	7/13 at 100.00	Aaa	510,540

2,230	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2007L, 5.000%, 7/01/31	7/16 at 100.00	AAA	2,277,499

1,500	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	1,466,040

385	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999, 5.375%, 2/01/19	8/11 at 100.00	BBB–	379,741
40,840	Total Education and Civic Organizations			40,927,758
	Health Care – 21.5%

2,410	Massachusetts Development Finance Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 1999A, 6.250%, 8/15/29 – ACA Insured (4)	8/11 at 100.00	N/R	1,831,600

1,500	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.500%, 1/15/38	1/18 at 100.00	N/R	1,226,085

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate Medical Center, Series 2009I, 5.750%, 7/01/36	7/19 at 100.00	A+	2,031,580

1,250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2001E, 6.250%, 10/01/31	10/11 at 101.00	BBB+	1,251,975

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston Medical Center, Series 2008B, 5.250%, 7/01/38	7/18 at 100.00	BBB+	2,516,490

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Health Care Inc., Series 2001C, 5.250%, 11/15/31 – RAAI Insured	11/11 at 101.00	BBB+	2,685,870

790	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Covenant Health Systems Obligated Group, Series 2002, 6.000%, 7/01/31	1/12 at 101.00	A	788,088

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2002, 5.125%, 8/01/22 – AGM Insured	8/12 at 100.00	AA+	1,012,550

1,450	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	1,112,643

1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard Pilgrim Healthcare, Series 1998A, 4.750%, 7/01/22 – AGM Insured	7/11 at 100.00	AA+	1,500,195

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured	8/15 at 100.00	A+	2,029,500

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%, 8/15/28	8/17 at 100.00	A+	1,968,520

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E:
2,040	5.000%, 7/15/32	7/17 at 100.00	BBB–	1,664,660
1,000	5.000%, 7/15/37	7/17 at 100.00	BBB–	785,660

330	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Millford-Whitinsville Regional Hospital, Series 1998C, 5.750%, 7/15/13	4/11 at 100.00	BBB–	330,488

1,400	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	1,003,674

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004A, 6.375%, 7/01/34 (4)	7/14 at 100.00	CCC	1,498,800

105	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Partners HealthCare System Inc., Series 2001C, 5.750%, 7/01/32	7/11 at 101.00	AA	105,582

375	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2001C, 6.625%, 7/01/32	7/11 at 100.00	BBB+	376,076

Nuveen Investments	17

Portfolio of Investments

Nuveen Massachusetts Municipal Bond Fund (continued)

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,565	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	BBB+	$2,309,629
32,715	Total Health Care			28,029,665
	Housing/Multifamily – 4.5%

1,115	Framingham Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Refunding Bonds, Beaver Terrace Apartments, Series 2000A, 6.350%, 2/20/32	8/15 at 100.00	Aaa	1,129,796

2,115	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	BB	1,907,244

2,625	Massachusetts Development Financing Authority, Assisted Living Revenue Bonds, Prospect House Apartments, Series 1999, 7.000%, 12/01/31	6/11 at 101.00	N/R	2,363,261

500	Massachusetts Housing Finance Agency, Housing Revenue Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)	6/13 at 100.00	AA–	493,030
6,355	Total Housing/Multifamily			5,893,331
	Housing/Single Family – 1.1%

1,120	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2008, Trust 3145, 15.288%, 6/01/16 (IF)	No Opt. Call	AA	1,136,408

255	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	AAA	235,148
1,375	Total Housing/Single Family			1,371,556
	Industrials – 0.6%

385	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	365,457

400	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003, 5.450%, 6/01/14	No Opt. Call	BBB	422,032
785	Total Industrials			787,489
	Long-Term Care – 5.7%

1,500	Massachusetts Development Finance Agency, Human Service Provider Revenue Bonds, Seven Hills Foundation and Affiliates Issue, Series 2005, 5.000%, 9/01/35 – RAAI Insured	9/15 at 100.00	BBB–	1,159,455

240	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series 2010, 5.625%, 12/01/30	12/19 at 100.00	A–	229,908

4,220	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/12 at 102.00	N/R	3,390,179

50	Massachusetts Development Finance Authority, First Mortgage Revenue Bonds, Berkshire Retirement Community – Edgecombe Project, Series 2001A, 6.750%, 7/01/21	7/11 at 102.00	BBB	50,836

1,790	Massachusetts Development Finance Authority, Revenue Bonds, May Institute, Series 1999, 5.750%, 9/01/24 – RAAI Insured	3/11 at 101.00	BBB–	1,619,001

430	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cable Housing and Health Services, Series 1993A, 5.625%, 7/01/13 – NPFG Insured	7/11 at 100.00	Baa1	430,937

610	Massachusetts Industrial Finance Agency, First Mortgage Revenue Bonds, Berkshire Retirement Community, Series 1994B, 4.750%, 7/01/17	1/12 at 100.00	BBB	595,128
8,840	Total Long-Term Care			7,475,444
	Tax Obligation/General – 6.3%

500	Ashland, Massachusetts, General Obligation Bonds, Series 2004, 5.250%, 5/15/23 – AMBAC Insured	5/15 at 100.00	Aa2	526,125

850	Beverly, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/01/21 – NPFG Insured	11/13 at 100.00	Aa2	909,415

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/General (continued)

$1,000	Erving, Massachusetts, General Obligation Bonds, Series 2002, 5.500%, 6/15/16	6/12 at 101.00	A1		$1,040,930

1,000	Fall River, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 2/01/21 – AGM Insured	2/13 at 101.00	AA+		1,032,460

2,500	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21	No Opt. Call	Aa1		2,993,600

1,000	Quincy, Massachusetts, General Obligation Bonds, Series 2011, 5.125%, 12/01/33	12/20 at 100.00	Aa2		1,022,430

690	Westfield, Massachusetts, General Obligation Bonds, Series 2004, 5.000%, 8/01/19 – AMBAC Insured	8/14 at 100.50	A–		746,297
7,540	Total Tax Obligation/General				8,271,257
	Tax Obligation/Limited – 5.3%

680	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2002, 5.000%, 5/01/32 – AMBAC Insured	5/13 at 100.00	A		665,176

395	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2004, 5.000%, 5/01/26 – AMBAC Insured	5/14 at 100.00	A		395,893

815	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31 – AMBAC Insured	5/16 at 100.00	Aa2		822,148

	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B:
1,025	5.375%, 5/01/22 – SYNCORA GTY Insured	No Opt. Call	Aa2		1,178,391
1,125	5.375%, 5/01/23 – SYNCORA GTY Insured	No Opt. Call	Aa2		1,285,965

670	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	A1		733,556

1,650	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – AGM Insured	No Opt. Call	AAA		1,820,742
6,360	Total Tax Obligation/Limited				6,901,871
	Transportation – 9.2%

1,765	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A		1,733,495

2,000	Massachusetts Port Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA–		2,028,940

3,835	Massachusetts Port Authority, Revenue Bonds, Series 2003A, 5.000%, 7/01/24 – NPFG Insured	7/13 at 100.00	AA–		3,965,889

1,800	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/17 at 100.00	A3		1,601,658

3,525	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 101.00	N/R		2,690,280
12,925	Total Transportation				12,020,262
	U.S. Guaranteed – 2.2% (5)

75	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2006C, 5.000%, 7/01/26 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA		88,190

50	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2003C, 6.375%, 7/01/23 (Pre-refunded 7/01/13)	7/13 at 101.00	A	(5)	57,115

750	Massachusetts Development Finance Authority, Revenue Bonds, Milton Academy, Series 2003A, 5.000%, 9/01/19 (Pre-refunded 9/01/13)	9/13 at 100.00	AA–	(5)	827,835

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B, 6.250%, 7/01/22 (Pre-refunded 7/01/12)	7/12 at 101.00	N/R	(5)	1,083,810

Nuveen Investments	19

Portfolio of Investments

Nuveen Massachusetts Municipal Bond Fund (continued)

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (5) (continued)

$500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical Center Hospitals, Series 2002H, 5.375%, 5/15/19 (Pre-refunded 5/15/12) – FGIC Insured	5/12 at 100.00	N/R	(5)	$527,710

260	Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13 (ETM)	7/11 at 100.00	AAA		301,408
2,635	Total U.S. Guaranteed				2,886,068
	Utilities – 3.9%

1,000	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A, 5.625%, 1/01/16 – NPFG Insured	1/12 at 101.00	Baa1		1,022,550

500	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Dominion Energy Brayton Point Project, Refunding Series 2009, 5.750%, 12/01/42 (Mandatory put 5/01/19)	No Opt. Call	A–		534,035

1,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	6/11 at 100.00	A–		1,002,110

2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/22 – FGIC Insured	7/14 at 100.00	A3		2,509,750
5,000	Total Utilities				5,068,445
	Water and Sewer – 4.1%

1,000	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Lien Refunding Series 2010A, 5.000%, 11/01/30	11/19 at 100.00	AA+		1,055,000

60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9, 5.000%, 8/01/22	8/13 at 100.00	AAA		62,428

380	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2004-10, 5.000%, 8/01/26	8/14 at 100.00	AAA		393,456

2,080	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.000%, 8/01/29 – NPFG Insured	8/17 at 100.00	AA+		2,149,701

1,125	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 4.000%, 8/01/46	8/16 at 100.00	AA+		911,486

760	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa1		712,546
5,405	Total Water and Sewer				5,284,617
$133,960	Total Investments (cost $132,007,594) – 97.6%				127,353,710
	Other Assets Less Liabilities – 2.4%				3,072,164
	Net Assets – 100%				$130,425,874

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

20	Nuveen Investments

Portfolio of Investments

Nuveen Massachusetts Insured Municipal Bond Fund

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 13.0%

$865	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2005T-1, 5.000%, 10/01/39 – AMBAC Insured	10/15 at 100.00	A	$814,847

3,000	Massachusetts Development Finance Agency, Revenue Bonds, Brandeis University, Series 2008N, 5.000%, 10/01/39	10/18 at 100.00	A1	2,853,270

1,500	Massachusetts Development Finance Agency, Revenue Bonds, Williston Northampton School, Series 2005B, 5.000%, 10/01/37 – SYNCORA GTY Insured	10/15 at 100.00	Baa1	1,232,415

895	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A+	832,941

1,790	Massachusetts Educational Finance Authority, Educational Loan Revenue Bonds, Series 2002A, 5.000%, 1/01/13 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	AA	1,826,301

710	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2008H, 6.350%, 1/01/30 – AGC Insured (Alternative Minimum Tax)	1/18 at 100.00	AA+	727,906

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lesley University, Series 2009A, 5.000%, 7/01/29 – AGC Insured	No Opt. Call	AA+	1,004,340

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, University of Massachusetts, Series 2005D, 5.250%, 10/01/24 – FGIC Insured	10/14 at 100.00	A+	1,025,240
10,760	Total Education and Civic Organizations			10,317,260
	Health Care – 14.3%

2,000	Boston, Massachusetts, Special Obligation Bonds, Boston Medical Center, Series 2002, 5.000%, 8/01/18 – NPFG Insured	8/12 at 100.00	AA+	2,051,340

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2004D, 5.125%, 11/15/35 – AGC Insured	11/19 at 100.00	AA+	941,210

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Auction Rate Series 2004D, 5.250%, 7/01/24 – NPFG Insured	7/18 at 100.00	A3	982,060

1,100	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 – NPFG Insured	7/11 at 100.00	A3	1,048,993

250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B1 Capital Asset Program Converted June 13, 2008, 5.375%, 2/01/28 – NPFG Insured	8/18 at 100.00	A3	247,388

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B2, Capital Asset Program, Converted June 9, 2009, 5.000%, 2/01/25 – NPFG Insured	8/18 at 100.00	A3	490,545

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2002, 5.125%, 8/01/22 – AGM Insured	8/12 at 100.00	AA+	1,012,550

1,400	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured	8/15 at 100.00	A+	1,420,650

1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	BBB+	1,350,660

1,815	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/16 – NPFG Insured	7/11 at 100.00	A–	1,821,643
11,565	Total Health Care			11,367,039
	Housing/Multifamily – 6.9%

1,535	Boston Housing Authority, Massachusetts, Capital Program Revenue Bonds, Series 2008, 5.000%, 4/01/20 – AGM Insured	4/18 at 100.00	AA+	1,620,177

1,100	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	BB	991,947

Nuveen Investments	21

Portfolio of Investments

Nuveen Massachusetts Insured Municipal Bond Fund (continued)

February 28, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$190	Massachusetts Housing Finance Agency, Housing Development Revenue Bonds, Series 1998A, 5.375%, 6/01/16 – NPFG Insured (Alternative Minimum Tax)	6/11 at 100.00	Baa1	$190,046

2,575	Somerville Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002, 5.200%, 11/20/22	5/12 at 103.00	N/R	2,645,607
5,400	Total Housing/Multifamily			5,447,777
	Long-Term Care – 3.1%

2,500	Massachusetts Development Finance Authority, GNMA Collateralized Assisted Living Facility Revenue Bonds, Arbors at Chicopee, Series 2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)	3/12 at 105.00	AAA	2,450,950
	Tax Obligation/General – 18.5%

1,520	Fall River, Massachusetts, General Obligation Bonds, Series 2003, 5.250%, 2/01/17 – AGM Insured	2/13 at 101.00	AA+	1,626,233

1,265	Freetown Lakeville Regional School District, Plymouth County, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 1/01/15 – NPFG Insured	1/13 at 101.00	A+	1,342,355

1,250	Northampton, Massachusetts, General Obligation Bonds, Series 2002, 5.000%, 9/01/19 – NPFG Insured	9/12 at 101.00	Aa2	1,324,075

1,350	Norwell, Massachusetts, General Obligation Bonds, Series 2005, 5.000%, 2/15/25 – AMBAC Insured	No Opt. Call	AAA	1,422,441

1,230	Pioneer Valley Regional School District, Massachusetts, General Obligation Bonds, Series 2002, 5.375%, 6/15/19 – AMBAC Insured	6/12 at 101.00	Aa2	1,291,217

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
275	5.500%, 7/01/16 – AGM Insured	No Opt. Call	AA+	297,809
1,490	5.500%, 7/01/17 – AGM Insured	No Opt. Call	AA+	1,617,052
980	5.500%, 7/01/19 – AGM Insured	No Opt. Call	AA+	1,053,823

4,300	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A3	4,174,050

545	Worcester, Massachusetts, General Obligation Bonds, Series 2001A, 5.500%, 8/15/18 – FGIC Insured	8/11 at 100.00	A1	553,469
14,205	Total Tax Obligation/General			14,702,524
	Tax Obligation/Limited – 15.2%

560	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31 – AMBAC Insured	5/16 at 100.00	Aa2	564,911

2,500	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%, 5/01/33 – AGC Insured	5/18 at 100.00	AA+	2,511,050

1,000	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B, 5.375%, 5/01/22 – SYNCORA GTY Insured	No Opt. Call	Aa2	1,149,650

3,200	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/20 – AGM Insured	8/15 at 100.00	AA+	3,497,536

1,350	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A, 5.000%, 8/15/22 – AMBAC Insured	8/17 at 100.00	AA+	1,470,947

460	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	A1	503,636

475	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	A3	372,443

2,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J, 5.000%, 7/01/18 – NPFG Insured	7/14 at 100.00	A3	2,013,000
11,545	Total Tax Obligation/Limited			12,083,173
	Transportation – 5.9%

1,000	Massachusetts Port Authority, Revenue Bonds, Series 2003C, 5.000%, 7/01/18 – NPFG Insured	7/13 at 100.00	AA–	1,070,310

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

$800	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/17 at 100.00	A3		$711,848

530	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 101.00	N/R		404,496

2,500	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/32 – AGM Insured	7/15 at 100.00	AA+		2,504,175
4,830	Total Transportation				4,690,829
	U.S. Guaranteed – 1.2% (4)

295	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – NPFG Insured	7/21 at 100.00	BBB	(4)	323,701

600	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical Center Hospitals, Series 2002H, 5.375%, 5/15/19 (Pre-refunded 5/15/12) – FGIC Insured	5/12 at 100.00	N/R	(4)	633,252
895	Total U.S. Guaranteed				956,953
	Utilities – 3.0%

900	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA+		821,097

1,500	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A, 5.625%, 1/01/16 – NPFG Insured	1/12 at 101.00	Baa1		1,533,825
2,400	Total Utilities				2,354,922
	Water and Sewer – 16.0%

1,700	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA+		1,693,693

1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2002J, 5.250%, 8/01/19 – AGM Insured	No Opt. Call	AA+		1,182,470

	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A:
1,650	5.000%, 8/01/27 – NPFG Insured	8/17 at 100.00	AA+		1,725,026
750	5.000%, 8/01/28 – NPFG Insured	8/17 at 100.00	AA+		780,668

2,500	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005B, 5.000%, 8/01/35 – NPFG Insured	8/17 at 100.00	AA+		2,519,700

	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A:
1,500	5.000%, 8/01/31 – AMBAC Insured	8/16 at 100.00	AA+		1,528,110
875	4.000%, 8/01/46	8/16 at 100.00	AA+		708,934

1,500	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	No Opt. Call	AA+		1,541,145

1,000	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Series 2003A, 5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A+		1,024,330
12,475	Total Water and Sewer				12,704,076
$76,575	Total Investments (cost $77,827,150) – 97.1%				77,075,503
	Other Assets Less Liabilities – 2.9%				2,328,330
	Net Assets – 100%				$79,403,833

Nuveen Investments	23

Portfolio of Investments

Nuveen Massachusetts Insured Municipal Bond Fund (continued)

February 28, 2011

During the fiscal year ended February 28, 2011, the Fund invested at least 80% of its net assets in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of Assets and Liabilities

February 28, 2011

	Massachusetts	Massachusetts Insured
Assets
Investments, at value (cost $132,007,594 and $77,827,150, respectively)	$127,353,710	$77,075,503
Cash	—	1,672,304
Receivables:
Interest	1,780,989	832,357
Investments sold	2,062,111	—
Shares sold	381,250	151,255
Other assets	73	50
Total assets	131,578,133	79,731,469
Liabilities
Cash overdraft	710,267	—
Payables:
Dividends	224,565	82,093
Shares redeemed	82,447	144,146
Accrued expenses:
Management fees	52,373	32,112
12b-1 distribution and service fees	18,202	12,679
Other	64,405	56,606
Total liabilities	1,152,259	327,636
Net assets	$130,425,874	$79,403,833
Class A Shares
Net assets	$61,883,490	$25,734,653
Shares outstanding	6,537,745	2,615,219
Net asset value per share	$9.47	$9.84
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$9.89	$10.27
Class B Shares
Net assets	$741,149	$1,310,718
Shares outstanding	78,187	132,959
Net asset value and offering price per share	$9.48	$9.86
Class C Shares
Net assets	$14,871,502	$13,434,577
Shares outstanding	1,584,089	1,364,462
Net asset value and offering price per share	$9.39	$9.85
Class I Shares
Net assets	$52,929,733	$38,923,885
Shares outstanding	5,602,250	3,935,265
Net asset value and offering price per share	$9.45	$9.89
Net Assets Consist of:
Capital paid-in	$134,832,455	$79,925,665
Undistributed (Over-distribution of) net investment income	358,129	(45,557)
Accumulated net realized gain (loss)	(110,826)	275,372
Net unrealized appreciation (depreciation)	(4,653,884)	(751,647)
Net assets	$130,425,874	$79,403,833
Authorized shares	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of Operations

Year Ended February 28, 2011

	Massachusetts	Massachusetts Insured
Investment Income	$7,211,770	$4,023,027
Expenses
Management fees	713,398	466,260
12b-1 service fees – Class A	127,848	59,241
12b-1 distribution and service fees – Class B	9,741	18,659
12b-1 distribution and service fees – Class C	104,908	110,682
Shareholders’ servicing agent fees and expenses	72,829	40,771
Custodian’s fees and expenses	28,594	20,993
Trustees’ fees and expenses	3,106	1,994
Professional fees	19,024	18,812
Shareholders’ reports – printing and mailing expenses	16,568	12,648
Federal and state registration fees	7,148	6,423
Other expenses	4,692	3,428
Total expenses before custodian fee credit	1,107,856	759,911
Custodian fee credit	(4,836)	(1,931)
Net expenses	1,103,020	757,980
Net investment income (loss)	6,108,750	3,265,047
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	269,649	374,883
Change in net unrealized appreciation (depreciation) of investments	(4,401,248)	(2,417,117)
Net realized and unrealized gain (loss)	(4,131,599)	(2,042,234)
Net increase (decrease) in net assets from operations	$1,977,151	$1,222,813

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of Changes in Net Assets

	Massachusetts		Massachusetts Insured
	Year Ended 2/28/11	Year Ended 2/28/10	Year Ended 2/28/11	Year Ended 2/28/10
Operations
Net investment income (loss)	$6,108,750	$5,769,975	$3,265,047	$3,251,062
Net realized gain (loss) from investments	269,649	148,147	374,883	425,547
Change in net unrealized appreciation (depreciation) of investments	(4,401,248)	11,747,572	(2,417,117)	4,913,516
Net increase (decrease) in net assets from operations	1,977,151	17,665,694	1,222,813	8,590,125
Distributions to Shareholders
From net investment income:
Class A	(2,935,932)	(2,647,309)	(1,131,996)	(1,270,395)
Class B	(39,391)	(96,685)	(59,860)	(116,030)
Class C	(570,032)	(490,394)	(481,013)	(442,625)
Class I	(2,647,711)	(2,506,249)	(1,634,895)	(1,620,384)
From accumulated net realized gains:
Class A	—	—	(178,241)	(328,282)
Class B	—	—	(8,457)	(28,103)
Class C	—	—	(90,967)	(120,047)
Class I	—	—	(247,462)	(332,168)
Decrease in net assets from distributions to shareholders	(6,193,066)	(5,740,637)	(3,832,891)	(4,258,034)
Fund Share Transactions
Proceeds from sale of shares	20,358,389	21,251,133	9,052,157	20,960,857
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,507,119	3,189,166	2,564,377	2,960,858
	23,865,508	24,440,299	11,616,534	23,921,715
Cost of shares redeemed	(18,256,041)	(13,688,593)	(19,080,393)	(17,650,705)
Net increase (decrease) in net assets from Fund share transactions	5,609,467	10,751,706	(7,463,859)	6,271,010
Net increase (decrease) in net assets	1,393,552	22,676,763	(10,073,937)	10,603,101
Net assets at the beginning of year	129,032,322	106,355,559	89,477,770	78,874,669
Net assets at the end of year	$130,425,874	$129,032,322	$79,403,833	$89,477,770
Undistributed (Over-distribution of) net investment income at the end of year	$358,129	$444,047	$(45,557)	$(2,840)

See accompanying notes to financial statements.

Nuveen Investments	27

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MASSACHUSETTS
Year Ended February 28/29	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(f)	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2011	$9.75	$.44	$(.27)	$.17	$(.45)	$—	$(.45)	$9.47	1.69%
2010	8.81	.45	.94	1.39	(.45)	—	(.45)	9.75	16.03
2009	9.34	.41	(.51)	(.10)	(.39)	(.04)	(.43)	8.81	(1.05)
2008	10.11	.39	(.74)	(.35)	(.38)	(.04)	(.42)	9.34	(3.61)
2007	10.03	.38	.07	.45	(.37)	—	(.37)	10.11	4.62
Class B (3/97)
2011	9.76	.37	(.27)	.10	(.38)	—	(.38)	9.48	.94
2010	8.83	.38	.93	1.31	(.38)	—	(.38)	9.76	15.04
2009	9.35	.34	(.50)	(.16)	(.32)	(.04)	(.36)	8.83	(1.69)
2008	10.13	.31	(.74)	(.43)	(.31)	(.04)	(.35)	9.35	(4.41)
2007	10.04	.31	.08	.39	(.30)	—	(.30)	10.13	3.96
Class C (10/94)
2011	9.67	.39	(.27)	.12	(.40)	—	(.40)	9.39	1.14
2010	8.74	.39	.93	1.32	(.39)	—	(.39)	9.67	15.37
2009	9.26	.36	(.50)	(.14)	(.34)	(.04)	(.38)	8.74	(1.53)
2008	10.04	.33	(.75)	(.42)	(.32)	(.04)	(.36)	9.26	(4.27)
2007	9.95	.33	.08	.41	(.32)	—	(.32)	10.04	4.19
Class I (12/86)(e)
2011	9.73	.46	(.27)	.19	(.47)	—	(.47)	9.45	1.91
2010	8.80	.47	.92	1.39	(.46)	—	(.46)	9.73	16.15
2009	9.32	.43	(.50)	(.07)	(.41)	(.04)	(.45)	8.80	(.74)
2008	10.09	.41	(.74)	(.33)	(.40)	(.04)	(.44)	9.32	(3.45)
2007	10.01	.40	.07	.47	(.39)	—	(.39)	10.09	4.81

28	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(c)
Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$61,883	.85%	.85%	4.54%	7%
61,382	.91	.91	4.77	5
45,433	.91	.91	4.47	20
67,297	.88	.88	3.90	12
102,045	.87	.87	3.82	4

741	1.60	1.60	3.80	7
1,402	1.65	1.65	4.03	5
2,741	1.67	1.67	3.71	20
3,519	1.63	1.63	3.15	12
4,582	1.62	1.62	3.07	4

14,872	1.40	1.40	3.98	7
12,550	1.46	1.46	4.23	5
10,944	1.47	1.47	3.91	20
11,661	1.44	1.44	3.35	12
11,853	1.42	1.42	3.27	4

52,930	.65	.65	4.74	7
53,698	.71	.71	4.98	5
47,238	.72	.72	4.67	20
52,832	.69	.69	4.10	12
60,022	.67	.67	4.02	4
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. The Fund did not receive an expense reimbursement from the Adviser during the fiscal years ended 2007 through 2011.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Distributions from Capital Gains include short-term capital gains, if any.

See accompanying notes to financial statements.

Nuveen Investments	29

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MASSACHUSETTS INSURED
Year Ended February 28/29	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(f)	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2011	$10.15	$.38	$(.24)	$.14	$(.39)	$(.06)	$(.45)	$9.84	1.33%
2010	9.64	.37	.63	1.00	(.40)	(.09)	(.49)	10.15	10.51
2009	9.80	.40	(.12)	.28	(.39)	(.05)	(.44)	9.64	2.94
2008	10.37	.39	(.53)	(.14)	(.38)	(.05)	(.43)	9.80	(1.42)
2007	10.37	.39	.02	.41	(.38)	(.03)	(.41)	10.37	4.12
Class B (3/97)
2011	10.16	.30	(.23)	.07	(.31)	(.06)	(.37)	9.86	.66
2010	9.65	.30	.62	.92	(.32)	(.09)	(.41)	10.16	9.70
2009	9.82	.32	(.12)	.20	(.32)	(.05)	(.37)	9.65	2.04
2008	10.38	.31	(.51)	(.20)	(.31)	(.05)	(.36)	9.82	(2.07)
2007	10.38	.31	.03	.34	(.31)	(.03)	(.34)	10.38	3.33
Class C (9/94)
2011	10.15	.33	(.24)	.09	(.33)	(.06)	(.39)	9.85	.86
2010	9.64	.32	.62	.94	(.34)	(.09)	(.43)	10.15	9.92
2009	9.81	.34	(.12)	.22	(.34)	(.05)	(.39)	9.64	2.26
2008	10.37	.33	(.52)	(.19)	(.32)	(.05)	(.37)	9.81	(1.90)
2007	10.36	.33	.03	.36	(.32)	(.03)	(.35)	10.37	3.62
Class I (12/86)(e)
2011	10.19	.40	(.24)	.16	(.40)	(.06)	(.46)	9.89	1.60
2010	9.68	.40	.61	1.01	(.41)	(.09)	(.50)	10.19	10.66
2009	9.84	.42	(.12)	.30	(.41)	(.05)	(.46)	9.68	3.12
2008	10.41	.41	(.53)	(.12)	(.40)	(.05)	(.45)	9.84	(1.24)
2007	10.40	.41	.03	.44	(.40)	(.03)	(.43)	10.41	4.39

30	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets (c)

Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$25,735	.86%	.86%	3.75%	5%
31,556	.91	.91	3.72	9
26,123	.98	.89	4.05	20
22,561	1.08	.90	3.79	18
20,958	1.06	.89	3.75	6

1,311	1.61	1.61	2.99	5
2,919	1.66	1.66	3.01	9
3,944	1.73	1.64	3.28	20
5,068	1.83	1.65	3.04	18
5,635	1.81	1.64	3.00	6

13,435	1.41	1.41	3.20	5
14,630	1.47	1.47	3.18	9
10,949	1.53	1.44	3.49	20
10,608	1.63	1.45	3.24	18
8,700	1.61	1.44	3.21	6

38,924	.66	.66	3.95	5
40,373	.71	.71	3.95	9
37,858	.78	.69	4.24	20
40,474	.88	.70	3.99	18
45,501	.86	.69	3.96	6
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. The Fund did not receive an expense reimbursement from the Adviser during the fiscal years ended 2007 through 2011.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Distributions from Capital Gains include short-term capital gains, if any.

See accompanying notes to financial statements.

Nuveen Investments	31

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Massachusetts Municipal Bond Fund (“Massachusetts”) and Nuveen Massachusetts Insured Municipal Bond Fund (“Massachusetts Insured”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Effective January 1, 2011, the Funds’ adviser Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and serve as the Funds’ sub-adviser, and the Funds’ portfolio manager became an employee of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

Massachusetts’ investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and Massachusetts personal income tax. The Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

Massachusetts Insured’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, and during the fiscal year ended February 28, 2011, the Fund invested at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and Massachusetts personal income tax. The Fund invested at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. In addition, the municipal securities in which the Fund invests were, at the time of purchase, (i) rated BBB/Baa or higher or covered by insurance from insurers with a claims-paying ability rated BBB/Baa or higher; (ii) unrated, but judged to be of comparable quality by the Sub-Adviser; or (iii) backed by an escrow or trust account containing sufficient U.S. Government or U.S. government agency securities to ensure timely payment of principal and interest. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds ) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose

32	Nuveen Investments

price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 28, 2011, the Funds had no such outstanding purchase commitments.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and Massachusetts state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of the unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

During the period March 1, 2010 through March 31, 2010, dividends from net investment income were declared and paid to shareholders monthly. Effective April 1, 2010, the Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Insurance

Under normal market conditions, and during the fiscal year ended February 28, 2011, Massachusetts Insured invested at least 80% of its net assets in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest thereon. Inverse floating rate securities whose underlying bonds are covered by insurance were included for purposes of the 80%. Insured municipal bonds were either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered “while in fund” under a master portfolio insurance policy purchased by the Fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or Fund shares. The Adviser may obtain master policies from insurers that specialize in insuring municipal bonds.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund, and is reflected as an

Nuveen Investments	33

Notes to Financial Statements (continued)

expense over the term of the policy, when applicable. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) - Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) - Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended February 28, 2011, Massachusetts invested in externally-deposited inverse floaters. Neither Fund invested in self-deposited inverse floaters during the fiscal year ended February 28, 2011.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Resourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At February 28, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trust was as follows:

	Massachusetts	Massachusetts Insured
Maximum exposure to Recourse Trusts	$1,600,000	$—

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although each Fund is authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 2011.

34	Nuveen Investments

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

During the period March 1, 2010 through March 31, 2010, income and expenses of the Funds that were not directly attributable to a specific class of shares were prorated among the classes based on the relative net assets of each class. Effective April 1, 2010, income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	35

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of February 28, 2011:

Massachusetts	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$127,353,710	$—	$127,353,710

Massachusetts Insured	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$77,075,503	$—	$77,075,503

During the fiscal year ended February 28, 2011, the Funds recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended February 28, 2011.

4. Fund Shares

Transactions in Fund shares were as follows:

	Massachusetts
	Year Ended 2/28/11		Year Ended 2/28/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,150,012	$11,294,385	1,826,034	$16,823,776
Class A – automatic conversion of Class B Shares	34,459	343,346	16,024	151,392
Class B	3,306	33,162	2,047	19,163
Class C	483,998	4,746,426	195,076	1,831,622
Class I	397,856	3,941,070	259,816	2,425,180
Shares issued to shareholders due to reinvestment of distributions:
Class A	128,024	1,252,928	109,279	1,030,479
Class B	2,201	21,578	4,091	38,405
Class C	30,467	295,641	28,601	267,189
Class I	198,244	1,936,972	197,398	1,853,093
	2,428,567	23,865,508	2,638,366	24,440,299
Shares redeemed:
Class A	(1,072,214)	(10,411,712)	(810,172)	(7,527,073)
Class B	(36,524)	(362,843)	(157,048)	(1,504,471)
Class B – automatic conversion to Class A Shares	(34,425)	(343,346)	(16,005)	(151,392)
Class C	(228,199)	(2,184,739)	(177,605)	(1,640,859)
Class I	(512,149)	(4,953,401)	(309,037)	(2,864,798)
	(1,883,511)	(18,256,041)	(1,469,867)	(13,688,593)
Net increase (decrease)	545,056	$5,609,467	1,168,499	$10,751,706

	Massachusetts Insured
	Year Ended 2/28/11		Year Ended 2/28/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	310,267	$3,171,691	1,487,947	$14,920,485
Class A – automatic conversion of Class B Shares	66,887	684,703	39,143	393,905
Class B	884	8,990	695	7,206
Class C	132,462	1,355,843	369,501	3,717,922
Class I	374,897	3,830,930	189,983	1,921,339
Shares issued to shareholders due to reinvestment of distributions:
Class A	79,593	808,321	108,903	1,090,574
Class B	2,639	26,810	6,476	64,804
Class C	36,844	374,676	38,955	390,148
Class I	132,752	1,354,570	140,971	1,415,332
	1,137,225	11,616,534	2,382,574	23,921,715

36	Nuveen Investments

	Massachusetts Insured
	Year Ended 2/28/11		Year Ended 2/28/10
	Shares	Amount	Shares	Amount
Shares redeemed:
Class A	(951,377)	$(9,607,775)	(1,236,977)	$(12,477,983)
Class B	(91,046)	(938,291)	(89,416)	(908,043)
Class B – automatic conversion to Class A Shares	(66,812)	(684,703)	(39,089)	(393,905)
Class C	(246,112)	(2,453,955)	(102,836)	(1,030,965)
Class I	(532,649)	(5,395,669)	(282,480)	(2,839,809)
	(1,887,996)	(19,080,393)	(1,750,798)	(17,650,705)
Net increase (decrease)	(750,771)	$(7,463,859)	631,776	$6,271,010

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended February 28, 2011, were as follows:

	Massachusetts	Massachusetts Insured
Purchases	$13,322,433	$4,127,419
Sales and maturities	9,173,456	13,956,747

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 28, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, was as follows:

	Massachusetts	Massachusetts Insured
Cost of investments	$131,875,230	$77,792,066
Gross unrealized:
Appreciation	$3,052,145	$1,714,524
Depreciation	(7,573,665)	(2,431,087)
Net unrealized appreciation (depreciation) of investments	$(4,521,520)	$(716,563)

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at February 28, 2011, the Funds’ tax year end, as follows:

	Massachusetts	Massachusetts Insured
Capital paid-in	$1,333	$—
Undistributed (Over-distribution of) net investment income	(1,602)	—
Accumulated net realized gain (loss)	269	—

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2011, the Funds’ tax year end, were as follows:

	Massachusetts	Massachusetts Insured
Undistributed net tax-exempt income*	$731,197	$171,953
Undistributed net ordinary income**	10,801	221
Undistributed net long-term capital gains	—	275,375
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period February 1, 2011, through February 28, 2011, and paid on March 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Nuveen Investments	37

Notes to Financial Statements (continued)

The tax character of distributions paid during the Funds’ tax years ended February 28, 2011 and February 28, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Massachusetts	Massachusetts Insured
Distributions from net tax-exempt income***	$6,174,180	$3,319,239
Distributions from net ordinary income **	—	23,054
Distributions from net long-term capital gains****	—	525,127

2010	Massachusetts	Massachusetts Insured
Distributions from net tax-exempt income	$5,684,283	$3,410,113
Distributions from net ordinary income**	—	598,335
Distributions from net long-term capital gains	—	229,430
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2011, as Exempt Interest Dividends.
****	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 28, 2011.

At February 28, 2011, the Fund’s tax year end, Massachusetts had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Massachusetts
Expiration:
February 28, 2017	$12,497
February 28, 2018	98,330
Total	$110,827

During the tax year ended February 28, 2011, Massachusetts utilized $269,917 of its capital loss carryforwards.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the

38	Nuveen Investments

Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 28, 2011, the complex-level fee rate for the Funds was .1799%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities it provides for the Funds. The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of Massachusetts and Massachusetts Insured so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .750% and .975%, respectively, of the average daily net assets of any class of Fund shares. The Adviser may voluntarily reimburse expenses from time to time in either of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended February 28, 2011, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Massachusetts	Massachusetts Insured
Sales charges collected (Unaudited)	$151,607	$51,084
Paid to financial intermediaries (Unaudited)	128,538	44,241

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Massachusetts	Massachusetts Insured
Commission advances (Unaudited)	$14,840	$5,525

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2011, the Distributor retained such 12b-1 fees as follows:

	Massachusetts	Massachusetts Insured
12b-1 fees retained (Unaudited)	$27,448	$38,066

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2011, as follows:

	Massachusetts	Massachusetts Insured
CDSC retained (Unaudited)	$1,609	$2,871

8. Subsequent Events

On April 30, 2011, the Distributor will change its name from Nuveen Investments, LLC to Nuveen Securities, LLC.

Effective April 27, 2011, Massachusetts Insured will be closed to new investors. Investors in the Fund as of April 27, 2011, may continue to invest in the Fund, including through the reinvestment of dividends and capital gains distributions.

Effective May 31, 2011, Massachusetts Insured will no longer be required to invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. The Fund will continue to be subject to the requirement that it invest at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and Massachusetts personal income tax. Also on May 31, 2011, the Fund’s name will be changed to Nuveen Massachusetts Municipal Bond Fund 2.

Nuveen Investments	39

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	246
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	246
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	246
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	246
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	246
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	246
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	246

40	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	246
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	246

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	246
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	246

Nuveen Investments	41

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	246
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	246
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	246
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	246
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	246
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	246
Larry W. Martin 7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Vice President and Assistant Secretary of Nuveen Commodities Asset Management LLC (since 2010).	246

42	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	246
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Investments, LLC; formerly, Secretary of FASF (2004-2010); Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	246
Jeffrey M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments, LLC (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	114

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	43

Annual Investment Management Agreement Approval Process

(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees (each a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (the “Adviser”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and the Adviser, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Adviser’s organization and business; the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including the development of new practices and coordination among business units with respect to large shareholder transactions, streamlining the classes offered, and adding funds to various distribution platforms.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by the Adviser and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered the Adviser’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and the Adviser

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. The Board

44	Nuveen Investments

also reviewed the peer ranking of the Nuveen municipal funds advised by the Adviser in the aggregate. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Nuveen Massachusetts Insured Municipal Bond Fund (the “Massachusetts Insured Fund”)) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. The Independent Board Members noted that although the Massachusetts Insured Fund underperformed its benchmark in the three-year period, it outperformed the performance of its benchmark in the one-year period. Moreover, the Independent Board Members noted that although the performance of the Nuveen Massachusetts Municipal Bond Fund lagged its peers somewhat in the longer periods, the performance had improved in the one-year period, performing in the first or second quartile.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers, including for each of the Funds.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. It was noted that each Fund had net advisory fees and net expense ratios above the peer averages of its respective Peer Group; however, the Independent Board Members recognized the differences in the peers (such as the number of peers or states included in the Peer Group or Peer Universe) generally may limit some of the usefulness of the comparisons.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Adviser to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability

Nuveen Investments	45

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to the Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Adviser in managing the assets of the Funds and other clients. The Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

46	Nuveen Investments

Board Approval of Sub-Advisory Arrangements (Unaudited)

Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by NAM to the Funds were transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of the Adviser and the Adviser changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The Adviser, under its new name NFA, continues to serve as investment adviser to the Funds and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA entered into sub-advisory agreements with NAM LLC on behalf of the Funds (each a “Sub-Advisory Agreement”). Under each Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the respective Fund’s investment portfolio allocated to it by NFA. There have been no changes to the advisory fees paid by the Funds; rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Funds following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreements on behalf of the Funds. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the Funds were the same, the factors considered and determinations made at the May Meeting in approving the Advisory Agreements were equally applicable to the approval of the Sub-Advisory Agreements.

Nuveen Investments	47

Notes

48	Nuveen Investments

Notes

Nuveen Investments	49

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper Massachusetts Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Massachusetts Municipal Debt Fund category. The Lipper Massachusetts Municipal Debt Funds Average contained 38, 33 and 31 funds for the 1-year, 5-year and 10-years period, respectively, ended February 28, 2011.

Lipper Single-State Insured Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Single-State Insured Municipal Debt Fund category. The Lipper Single-State Insured Municipal Debt Funds Average contained 60, 56 and 55 funds for the 1-year, 5-year and 10-years period, respectively, ended February 28, 2011.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Standard & Poor’s (S&P) Insured National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the insured segment of the U.S. municipal bond market.

Standard & Poor’s (S&P) Massachusetts Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Massachusetts municipal bond market.

Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

50	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	51

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-MA-0211P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended February 28, 2011	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
California Municipal Bond Fund	16,307	0	565	0
California Insured Municipal Bond Fund	15,375	0	565	0
New York Municipal Bond Fund	17,520	0	565	0
New York Insured Municipal Bond Fund	16,262	0	565	0
Massachusetts Municipal Bond Fund	14,839	0	565	0
Massachusetts Insured Municipal Bond Fund	14,506	0	565	0
Connecticut Municipal Bond Fund	16,658	0	565	0
New Jersey Municipal Bond Fund	15,816	0	565	0
California High Yield Municipal Bond Fund	14,502	0	565	0

Total	$141,785	$0	$5,085	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees,” and “Tax Fees.”

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
California Municipal Bond Fund	0%	0%	0%	0%
California Insured Municipal Bond Fund	0%	0%	0%	0%
New York Municipal Bond Fund	0%	0%	0%	0%
New York Insured Municipal Bond Fund	0%	0%	0%	0%
Massachusetts Municipal Bond Fund	0%	0%	0%	0%
Massachusetts Insured Municipal Bond Fund	0%	0%	0%	0%
Connecticut Municipal Bond Fund	0%	0%	0%	0%
New Jersey Municipal Bond Fund	0%	0%	0%	0%
California High Yield Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended February 28, 2010	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
California Municipal Bond Fund	14,385	0	550	0
California Insured Municipal Bond Fund	11,846	0	550	0
New York Municipal Bond Fund	16,845	0	550	0
New York Insured Municipal Bond Fund	14,329	0	550	0
Massachusetts Municipal Bond Fund	9,605	0	550	0
Massachusetts Insured Municipal Bond Fund	8,933	0	550	0
Connecticut Municipal Bond Fund	15,243	0	550	0
New Jersey Municipal Bond Fund	12,129	0	550	0
California High Yield Municipal Bond Fund	8,190	0	550	0

Total	$111,505	$0	$4,950	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees,” and “Tax Fees.”

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
California Municipal Bond Fund	0%	0%	0%	0%
California Insured Municipal Bond Fund	0%	0%	0%	0%
New York Municipal Bond Fund	0%	0%	0%	0%
New York Insured Municipal Bond Fund	0%	0%	0%	0%
Massachusetts Municipal Bond Fund	0%	0%	0%	0%
Massachusetts Insured Municipal Bond Fund	0%	0%	0%	0%
Connecticut Municipal Bond Fund	0%	0%	0%	0%
New Jersey Municipal Bond Fund	0%	0%	0%	0%
California High Yield Municipal Bond Fund	0%	0%	0%	0%

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

        The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended February 28, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended February 28, 2010	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

        The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended February 28, 2011	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
California Municipal Bond Fund	565	0	0	565
California Insured Municipal Bond Fund	565	0	0	565
New York Municipal Bond Fund	565	0	0	565
New York Insured Municipal Bond Fund	565	0	0	565
Massachusetts Municipal Bond Fund	565	0	0	565
Massachusetts Insured Municipal Bond Fund	565	0	0	565
Connecticut Municipal Bond Fund	565	0	0	565
New Jersey Municipal Bond Fund	565	0	0	565
California High Yield Municipal Bond Fund	565	0	0	565

Total	$5,085	$0	$0	$5,085

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Fiscal Year Ended February 28, 2010	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
California Municipal Bond Fund	550	0	0	550
California Insured Municipal Bond Fund	550	0	0	550
New York Municipal Bond Fund	550	0	0	550
New York Insured Municipal Bond Fund	550	0	0	550
Massachusetts Municipal Bond Fund	550	0	0	550
Massachusetts Insured Municipal Bond Fund	550	0	0	550
Connecticut Municipal Bond Fund	550	0	0	550
New Jersey Municipal Bond Fund	550	0	0	550
California High Yield Municipal Bond Fund	550	0	0	550

Total	$4,950	$0	$0	$4,950

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust II

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date May 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date May 6, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date May 6, 2011